PROSPECTUS	May 18, 2007

The Swiss Helvetia Fund, Inc.

8,149,552 Shares of Common Stock

Issuable Upon Exercise of Rights to Subscribe for Such Shares

The Swiss Helvetia Fund, Inc. (the “Fund”), is issuing transferable rights (“Rights”) to its stockholders of record (“Record Date Stockholders”) as of the close of business on May 24, 2007 (the “Record Date”), entitling the holders of those Rights to subscribe for up to an aggregate of 8,149,552 shares of the Fund’s common stock (the “Offer”). Record Date Stockholders will receive one Right for each outstanding whole share of common stock held on the Record Date. The Rights entitle their holders to purchase one new share of common stock for every three Rights held (1-for-3). Record Date Stockholders who fully exercise their Rights will be entitled to subscribe for additional shares of the Fund’s common stock that may become available with respect to any unexercised Rights, subject to certain limitations and subject to allotment. The Fund’s outstanding common stock is listed and trades on the New York Stock Exchange (“NYSE”) under the symbol “SWZ,” as will the shares offered for subscription in the Offer. The Rights are transferable and will be listed for trading on the NYSE under the symbol “SWZ.RT” during the course of the Offer, which may afford non-subscribing Record Date Stockholders the opportunity to sell their Rights for cash value. See “The Offer” on page 20 of this prospectus for a complete discussion of the terms of the Offer. The subscription price (the “Subscription Price”) will be determined based upon a formula equal to 92.5% of the average of the last reported sale prices of a share of the Fund’s common stock on the NYSE on the Expiration Date (as defined below) and the four preceding trading days (the “Formula Price”). If, however, the Formula Price is less than 75% of the net asset value per share of the Fund’s common stock on the Expiration Date, then the Subscription Price will be 75% of the Fund’s net asset value per share on that day. The offer will expire at 5:00 p.m., Eastern time, on June 22, 2007, unless extended as described in this prospectus.

The net asset value per share of the Fund’s common stock at the close of business on May 17, 2007 (the last trading date prior to the date of this prospectus on which the Fund determined its net asset value) was $22.03 and the last reported sale price of a share on the NYSE on that day was $20.23.

Record Date Stockholders who do not fully exercise their Rights should expect that they will, upon completion of the Offer, own a smaller proportional interest in the Fund than they owned prior to the Offer. In addition, because the Subscription Price per share may be less than the then current net asset value per share, the completion of the Offer may result in an immediate dilution of the net asset value per share for all existing stockholders. Such dilution is not currently determinable because it is not known how many shares will be subscribed for, what the net asset value or market price of the Fund’s common stock will be on the Expiration Date or what the Subscription Price will be. Such dilution could be substantial. If such dilution occurs, stockholders will experience a decrease in the net asset value per share held by them, irrespective of whether they exercise all or any portion of their Rights. The distribution to Record Date Stockholders of transferable Rights, which may themselves have intrinsic value, will afford such stockholders the potential to receive cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for the economic dilution of their interests. No assurance can be given that a market for the Rights will develop or as to the value, if any, that the Rights will have. See “The Offer—Investment Considerations.”
(continued on inside front cover)

Before buying the Fund’s common stock through the exercise of your Rights in the Offer, you should read the discussion of the material risks of investing in the Fund in “Risk Factors” beginning on page 39. Certain of these risks are summarized in “Prospectus Summary—Principal Investment Risks” beginning on page 9.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)

Estimated subscription price(2)	$18.71	$152,478,118
Estimated sales load(2)(3)	$0.66	$5,378,704
Proceeds, before expenses, to the Fund(2)(4)	$18.05	$147,099,414
(footnotes continued on inside front cover)

UBS Investment Bank

The Fund is a non-diversified closed-end management investment company, which was incorporated in Delaware on October 24, 1986. The Fund’s investment objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited circumstances. The Fund seeks to achieve its investment objective by investing generally in Swiss equity and equity-linked securities that are traded on a Swiss stock exchange, traded at the pre-bourse level of one or more Swiss stock exchanges, traded through a market maker or traded over the counter in Switzerland. The Fund also may invest in Swiss equity and equity-linked securities of Swiss companies that are traded on other major European stock exchanges.

At the Fund’s 2006 Annual Meeting of Stockholders, stockholders approved various changes to the Fund’s investment objective and fundamental investment policies and restrictions, including changes to permit the Fund to (i) invest in securities of Swiss Real Estate Companies (as defined herein) and acquire, hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions or an interest in real estate as a result of the Fund’s ownership of such securities and (ii) acquire equity and equity-linked securities of non-Swiss companies in limited instances. Additionally, at a meeting of the Fund’s Board of Directors in December 2006, the Board approved a proposal to permit the Fund to invest a portion of its assets in investment companies and in certain pooled investment vehicles, including those that invest in private equity by investing in private equity funds (so-called “funds of funds”) or by making direct private equity investments, including in infrastructure projects and real estate investments.

The Fund is seeking to raise capital through the Offer to invest additional assets in these newly-permitted investments and otherwise to pursue its investment objective. No assurance can be given that the Fund’s investment objective will be achieved. If you have questions or need further information about the Offer, please write or call Georgeson Inc., the Fund’s information agent for the Offer, at 17 State Street, 10th Floor, New York, New York 10004 or 1-800-561-3947.

The Fund’s investment adviser is Hottinger Capital Corp. (“HCC”). The executive offices of the Fund and HCC are located at 1270 Avenue of the Americas, Suite 400, New York, New York 10020. The Fund’s administrator is Citigroup Fund Services, LLC, and its executive offices are located at Two Portland Square, Portland, Maine 04101.

Unless otherwise specified, all references in this prospectus to “dollars,” “US $,” “U.S. dollars” or “$” are to United States dollars, all references to “Swiss francs” or “Sfr” are to Swiss francs and “€” refers to the currency of the European Union.

This prospectus concisely sets forth information about the Fund you should know before investing. You should read the prospectus before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated May 18, 2007, as it may be supplemented (the “SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page 65 of this prospectus, annual and semi-annual reports to stockholders, and other information about the Fund and make stockholder inquiries by calling 1-888-SWISS-00 (1-888-794-7700), by writing to the Fund or by visiting the Fund’s web site (http://www.swz.com). You also may obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission’s web site (http://www.sec.gov).
(footnotes from front cover)

(1)	Assumes that all Rights offered in the Offer are exercised at the estimated Subscription Price.

(2)	Estimated on the basis of 92.5% of the last reported sale price of a share of the Fund’s common stock on the NYSE on May 17, 2007.

(3)	UBS Securities LLC will act as dealer manager for the Offer (the “Dealer Manager”). The Fund has agreed to pay the Dealer Manager a fee for its financial structuring, marketing and soliciting services equal to 3.50% of the Subscription Price per share for each share issued pursuant to the exercise of Rights and the over-subscription privilege. The Dealer Manager will reallow a portion of its fees to other broker-dealers which have assisted in soliciting the exercise of Rights. The Fund and its investment adviser have each agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.

(4)	Before deduction of offering expenses payable by the Fund, estimated at $500,000, including the reimbursement of the Dealer Manager of up to $100,000 for a portion of its reasonable expenses incurred in connection with the Offer.

No person has been authorized to give any information or to make any representations in connection with the Offer other than those contained in this prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by us. Neither the delivery of this prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in our affairs since the date hereof or that the information contained herein is correct as of any time subsequent to its date. In the event that a material change in our affairs occurs subsequent to the date hereof, a supplemental prospectus will be distributed in accordance with applicable law. This prospectus does not constitute an offer to sell or a solicitation of any offer to buy any securities other than the registered securities to which it relates and does not constitute an offer to sell or a solicitation of an offer to buy such securities in any circumstances in which such offer or solicitation is unlawful.

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (the “SAI”), especially the information set forth under the heading “Risk Factors.”

The Fund	The Swiss Helvetia Fund, Inc. (the “Fund”) is a non-diversified closed-end management investment company, which was incorporated in Delaware on October 24, 1986. The Fund commenced investment operations on August 27, 1987 following an initial public offering of the Fund’s common stock, par value $.001 per share (the “Common Stock”). The Fund’s investment objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited circumstances. No assurance can be given that the Fund’s investment objective will be achieved.

Purpose of the Offer	The Board of Directors of the Fund (the “Board”) and Hottinger Capital Corp., the Fund’s investment adviser (“HCC” or the “Adviser”), have determined that it would be in the best interests of the Fund and its stockholders to increase the assets of the Fund available for investment, thereby enabling the Fund more fully to take advantage of current and prospective investment opportunities from both a continued positive economic environment and the Fund’s recently-broadened investment parameters. The Board and HCC believe that the Offer is the most effective way to raise additional assets for the Fund while offering stockholders the opportunity to buy additional shares of Common Stock at a discounted price.

At the Fund’s 2006 Annual Meeting of Stockholders, stockholders approved various changes to the Fund’s investment objective and fundamental investment policies and restrictions, including changes to permit the Fund to (i) invest in securities of Swiss Real Estate Companies (as defined herein) and acquire, hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions or an interest in real estate as a result of the Fund’s ownership of such securities and (ii) acquire equity and equity-linked securities of non-Swiss companies in limited instances. Additionally, at a Board meeting in December 2006, the Board approved a proposal to permit the Fund to invest a portion of its assets in investment companies and in certain pooled investment vehicles, including those that invest in private equity by investing in private equity funds (so-called “funds of funds”) or by making direct private equity investments, including in infrastructure projects and real estate investments.

The Board and HCC also believe that increasing the Fund’s assets available for investment may result in a modest reduction of the Fund’s expense ratio, as the Fund’s fixed costs will be spread over a larger asset base and the Fund’s investment advisory fee may be at lower blended rate.

There is no assurance that the Offer will be successful, or that by increasing the Fund’s assets available for investment its expense ratio will be lowered. See “The Offer—Purpose of the Offer” on page 20.

Important Terms of the Offer	The Fund is issuing transferable rights (“Rights”) to its stockholders of record (“Record Date Stockholders”) as of the close of business on May 24, 2007 (the “Record Date”), entitling the holders of those Rights to subscribe for up to an aggregate of 8,149,552 shares (the “Shares”) of the Fund’s Common Stock (the “Offer”). Record Date Stockholders will receive one Right for each whole share of Common Stock held on the Record Date. These Rights entitle the Record Date Stockholders to purchase one new Share of the Fund’s Common Stock for every three Rights held (1-for-3). Fractional Shares of the Fund’s Common Stock will not be issued upon the exercise of Rights; accordingly, Rights may be exercised only in integer multiples of three, except that any Record Date Stockholder who is issued fewer than three Rights may subscribe, at the Subscription Price (defined below), for one full Share of the Fund’s Common Stock. The Offer is not contingent upon any number of Rights being exercised. The subscription period commences on May 24, 2007 and ends at 5:00 p.m., Eastern time, on June 22, 2007, unless otherwise extended (the “Expiration Date”). See “The Offer—Terms of the Offer” on page 21.

The Fund will bear the expenses of the Offer, which will be paid from the proceeds of the Offer. These expenses include, but are not limited to, the expenses of preparing and printing the prospectus for the Offer and the expenses of Fund counsel and the Fund’s independent registered public accounting firm in connection with the Offer.

Subscription Price	The subscription price (the “Subscription Price”) will be determined based on a formula equal to 92.5% of the average of the last reported sale prices of a share of the Fund’s Common Stock on the New York Stock Exchange (the “NYSE”) on the Expiration Date and the four preceding trading days (the “Formula Price”). If, however, the Formula Price is less than 75% of the net asset value per share of the Fund’s Common Stock on the Expiration Date, then the Subscription Price will be 75% of the Fund’s net asset value per share on that day. See “The Offer—The Subscription Price” on page 22.

Over-Subscription Privilege	Record Date Stockholders who exercise all the Rights issued to them (other than those Rights that cannot be exercised because they represent the right to acquire less than one Share) are entitled to subscribe for additional Shares at the same Subscription Price, subject to certain limitations and subject to allotment. Investors who are not Record Date Stockholders, but who otherwise acquire Rights to purchase Shares pursuant to the Offer, are not entitled to subscribe for any Shares pursuant to the over-subscription privilege. To the extent sufficient Shares are not available to honor all over-subscription requests, unsubscribed Shares will be allocated pro rata among those Record Date Stockholders who over-subscribe based on the number of shares of the Fund’s Common Stock they owned on the Record Date. See “The Offer—Over-Subscription Privilege” on page 22.

Transferability and Sale of Rights	The Rights are transferable until the Expiration Date. The Rights will be listed for trading on the NYSE under the symbol “SWZ.RT” during the course of the Offer. Trading in the Rights on the NYSE may be conducted until the close of trading on the NYSE on the last business day prior to the Expiration Date. The Fund and UBS Securities LLC, the dealer manager of the Offer (“UBS” or the “Dealer Manager”), will use their best efforts to ensure that an adequate trading market for the Rights will exist, although there is no assurance that a market for the Rights will develop. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels or sold through the Subscription Agent (defined below).

Record Date Stockholders who do not wish to exercise any of the Rights issued to them pursuant to the Offer may instruct the Subscription Agent to sell any unexercised Rights through or to the Dealer Manager. Subscription certificates representing the Rights to be sold through or to the Dealer Manager must be received by the Subscription Agent by 5:00 p.m., Eastern time, June 20, 2007 (or, if the subscription period is extended, by 5:00 p.m., Eastern time, two business days prior to the extended Expiration Date). Alternatively, the Rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the accompanying instructions. See “The Offer—Transferability and Sale of Rights” on page 23.

Method for Exercising Rights	Rights are evidenced by subscription certificates that will be mailed to Record Date Stockholders (except as described under “The Offer—Requirements for Foreign Stockholders”) or, if a stockholder’s shares are held by Cede & Co. or any other depository or nominee, to Cede & Co. or such other depository or nominee. Rights may be exercised by filling in and signing the subscription certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed subscription certificate to the Subscription Agent, together with payment at the estimated Subscription Price for the Shares. Rights also may be exercised by contacting your broker, banker or trust company, who can arrange, on your behalf, to guarantee delivery of payment and of a properly completed and executed subscription certificate. A fee may be charged for this service. Completed subscription certificates and payments must be received by the Subscription Agent by 5:00 p.m., Eastern time, on the Expiration Date at the offices of the Subscription Agent. See “The Offer—Exercise of Rights” on page 25 and “The Offer—Payment for Shares” on page 26.

Requirements for Foreign Stockholders	Subscription certificates will not be mailed to Record Date Stockholders whose addresses are outside the United States (for these purposes, the United States includes the District of Columbia and the territories and possessions of the United States) (“Foreign Stockholders”). The Subscription Agent will send a letter via regular mail to Foreign Stockholders to notify them of the Offer. The Rights of Foreign Stockholders will be held by the Subscription Agent for these stockholders’ accounts until instructions are received to exercise the Rights. If instructions have not been received by 5:00 p.m., Eastern time, on June 19, 2007, three business days prior to the Expiration

Date (or, if the subscription period is extended, on or before three business days prior to the extended Expiration Date), the Rights of these stockholders will be transferred by the Subscription Agent to the Dealer Manager, which will either purchase the Rights or use its best efforts to sell the Rights. The net proceeds, if any, from sale of those Rights by or to the Dealer Manager will be remitted to those stockholders.

Important Dates to Remember	Record Date:	May 24, 2007
	Subscription Period:	May 24 to June 22, 2007	*
	Final Date Rights Will Trade on NYSE:	June 21, 2007	*
	Expiration Date and Pricing Date:	June 22, 2007	*
	Payment for Shares or Notices of Guarantees of Delivery Due:	June 22, 2007	*
	Payment for Guarantees of Delivery Due:	June 27, 2007	*
	Confirmation Mailed to Participants:	June 29, 2007	*
	Final Payment of Shares:	July 16, 2007	*†

* Unless the Offer is extended.
† See “The Offer—Payment for Shares” on page 26.

Distribution Arrangements	UBS Securities LLC will act as Dealer Manager for this Offer. Under the terms and subject to the conditions contained in the Dealer Manager Agreement among UBS, the Fund and the Adviser, UBS will provide financial structuring services and marketing assistance in connection with the Offer and will solicit the exercise of Rights and participation in the over-subscription privilege. The Fund has agreed to pay the Dealer Manager a fee for its financial structuring, marketing and soliciting services equal to 3.50% of the aggregate Subscription Price for the Shares issued pursuant to the exercise of Rights and the over-subscription privilege. The Dealer Manager will reallow a part of its fees to other broker-dealers which have assisted in soliciting the exercise of Rights. The Fund and the Adviser have each agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

Prior to the expiration of the Offer, the Dealer Manager may independently offer for sale Shares, including Shares acquired through purchasing and exercising the Rights, at prices it sets. Although the Dealer Manager may realize gains and losses in connection with such purchases and sales, such offering of Shares is intended by the Dealer Manager to facilitate the Offer and any such gains or losses are not expected to be material to the Dealer Manager. The Dealer Manager’s fee for its financial structuring, marketing and soliciting services is independent of any gains or losses that may be realized by the Dealer Manager through the purchase and exercise of the Rights. See “The Offer—Distribution Arrangements” on page 29.

Subscription Agent	The subscription agent for the Offer is The Colbent Corporation (“Colbent” or the “Subscription Agent”).

Information Agent	The information agent for the Offer is Georgeson Inc. (“Georgeson” or the “Information Agent”). If you have questions or need further information about the Offer, please write or call Georgeson at 17 State Street, 10th Floor, New York, New York 10004 or 1-800-561-3947.

Listing	The Fund’s outstanding Common Stock is listed and trades on the NYSE under the symbol “SWZ,” as will the Shares offered for subscription in the Offer. The Rights are transferable and will be listed for trading on the NYSE under the symbol “SWZ.RT” during the course of the Offer.

Use of Proceeds	The net proceeds of the Offer will be invested in accordance with the policies set forth under “Investment Objective and Policies.” Assuming current market conditions, the Fund estimates that the net proceeds of the Offer will be substantially invested in accordance with its investment objective and policies within six to twelve months of the completion of the Offer, depending on the public or private nature of the investment. Pending such investment, the proceeds may be invested in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments.

Investment Adviser and Administrator	Hottinger Capital Corp., whose principal offices are located at 1270 Avenue of the Americas, New York, New York, has served as the Fund’s investment adviser since the Fund’s inception in 1987.

HCC is a Delaware corporation and is principally owned by Hottinger et Cie (Zurich) and Hottinger U.S. Inc., each of which owns 48.50% of HCC’s issued and outstanding shares of capital stock. Pursuant to the Investment Advisory Agreement between the Fund and HCC (the “Investment Advisory Agreement”), the Fund pays HCC an annual advisory fee of 1.00% of the Fund’s average monthly net assets up to $60 million, 0.90% of such assets between $60 million and $100 million, 0.80% of such assets between $100 million and $200 million, 0.70% of such assets between $200 million and $300 million, 0.65% of such assets between $300 million and $400 million, 0.60% of such assets between $400 million and $500 million, 0.55% of such assets between $500 million and $600 million, and 0.50% of such assets in excess of $600 million. See “Management of the Fund—Investment Adviser and Investment Advisory Agreement” on page 47.

In 2006, the Fund’s average net assets were $484.6 million, and the blended advisory fee for that period was 0.75%. As of April 30, 2007, the Fund’s net assets were approximately $562.7 million, which exceeded the 0.55% breakpoint by almost $63 million. Assuming the Offer is fully subscribed, the net proceeds are anticipated to be $147 million, which would cause the Fund’s net assets to exceed the final breakpoint of 0.50% and produce a blended fee of 0.68%.

Pursuant to an Administration Agreement between the Fund and Citigroup Fund Services, LLC (“Citigroup Fund Services”), Citigroup Fund Services performs certain administrative and accounting functions for the Fund. See “Management of the Fund—Administrator and Administration Agreement” on page 49.

Investment Objective and Policies	The Fund’s investment objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited circumstances. The Fund seeks to achieve its investment objective by investing generally in Swiss equity and equity-linked securities that are traded on a Swiss stock exchange, traded at the pre-bourse level of one or more Swiss stock exchanges, traded through a market maker or traded over the counter in Switzerland. Equity and equity-linked securities include registered shares, bearer shares, participation and dividend certificates, convertible bonds and bonds with warrants attached and unattached warrants. The Fund also may invest in Swiss equity and equity-linked securities of Swiss companies that are traded on other major European stock exchanges.

At the Fund’s 2006 Annual Meeting of Stockholders, stockholders approved changes to the Fund’s investment objective and fundamental investment policies and restrictions to permit the Fund to: (1) leverage up to 10% of its total assets (including the amount borrowed); (2) invest in securities of Swiss Real Estate Companies and acquire, hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions or an interest in real estate as a result of the Fund’s ownership of such securities; (3) acquire equity and equity-linked securities of non-Swiss companies in limited instances; and (4) engage in certain options transactions. Additionally, at a Board meeting in December 2006, the Board approved a proposal to permit the Fund to invest a portion of its assets in certain funds, including investment companies and funds that invest in private equity by investing in private equity funds (so-called “funds of funds”) or by making direct private equity investments, including in infrastructure projects and real estate investments.

To meet liquidity needs or for defensive purposes, during a period in which changes in Swiss equity markets or other adverse economic conditions or changes in Swiss political conditions warrant, the Fund may temporarily reduce its position in equity securities and invest in Sfr-denominated bank deposits, short-term debt or money market instruments.

Investment Strategies

In making investment decisions with respect to common stocks and other equity securities, the Adviser utilizes a macro-economic top-down approach to narrow the universe of possible investments, focusing on certain factors, including market volatility, interest rates and inflation forecasts, capacity, gross domestic product growth and earnings growth. Next, the Adviser relies on a fundamental analysis of each industry, and, within that industry, each company. Securities are evaluated for the opportunity for capital appreciation as well as for their potential to provide regular income and growth of income. The Adviser reviews each company’s potential for success in light of general economic and industry trends, as well as the company’s quality of management, financial condition, business plan, industry and sector market position, dividend payout ratio and corporate governance. Fundamental research efforts are enhanced through communication among the portfolio managers and the company’s management team, who conduct internal research and extract information from external research. The portfolio managers communicate frequently with external analysts, and in-person visits with company management, together with local knowledge, help to provide opinions critical to investing in Swiss companies.

Common Stocks. The Fund will primarily invest in equity and equity-linked securities in the form of common stock. Common stocks represent the residual ownership interest in the issuer, and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities. The Fund may invest in convertible securities, which include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of bonds and warrants or a combination of the features of several of these securities. Investment characteristics of convertible securities vary widely, which allows these securities to be employed for a variety of investment strategies.

Investment Companies and Other Pooled Investment Vehicles. The Fund may invest in other investment companies, and may invest up to 5% of its total assets in pooled investment vehicles that invest in private equity by investing in private equity funds (so-called “funds of funds”) or by making direct private equity investments, including in infrastructure projects and real estate investments. The Fund is only permitted to invest in investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), and as consistent with the Fund’s investment objective and policies. Investments in private equity funds and other pooled investment vehicles are not subject to the limitations on investing in investment companies imposed by the 1940 Act.

Private equity funds are typically structured as either limited partnerships or limited liability companies with a fixed-life, usually around ten years. The general partner of the private equity fund, who also is typically its adviser, makes investments, monitors them and finally exits them for a return on behalf of the limited partners, which are investors such as the Fund. The private equity fund’s assets are typically invested within three to five years, and after all investments are fully divested, the private equity fund can be terminated. Every investor in a private equity fund commits to investing a specified sum of money in that fund over a specified period of time; the fund records this as its capital commitment. The sum of capital commitments is equal to the size of the private equity fund. Limited partners and the general partner must make a capital commitment to participate in a private equity fund.

See “Investment Objective and Policies—Portfolio Composition—Investment Companies and Other Pooled Investment Vehicles” on page 35.

Illiquid and Restricted Securities. The Fund may invest up to 10% of its total assets in illiquid securities (i.e., securities that are not readily marketable). For this purpose, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the Federal securities laws) and securities that may be resold pursuant to Rule 144A under the Securities Act, but that are deemed to be illiquid. It is expected that these illiquid securities will generally consist of equity or equity-linked securities purchased in privately negotiated transactions. See “Investment Objective and Policies—Portfolio Composition—Illiquid and Restricted Securities” on page 36.

Swiss Real Estate Companies. The Fund may invest in equity and equity-linked securities issued by Swiss real estate companies, including Real Estate Investment Trusts (“REITs”) or REIT-like structures (“Swiss Real Estate Companies”). The Fund considers a real estate company to be a company that derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or has at least 50% of its assets in real estate investments. The Fund considers a real estate company to be a Swiss Real Estate Company if it: (1) is organized in or has its principal office in Switzerland or (2) has a significant amount of real estate assets or investments in Switzerland, even if it is organized or its principal office is outside of Switzerland. The Fund’s investment in Swiss Real Estate Companies is deemed to be an investment in Swiss equity or equity-linked securities for purposes of the Fund’s investment objective. See “Investment Objective and Policies—Portfolio Composition—Swiss Real Estate Companies” on page 37.

Options Transactions. The Fund may engage in the following options transactions: (i) buying calls on securities in which the Fund can invest; (ii) buying calls on Swiss stock indices; (iii) writing covered calls on securities in which the Fund can invest; (iv) buying puts on these types of securities; and (v) buying puts on Swiss stock indices. The Fund may engage in these options transactions on an established Swiss exchange, European exchange (e.g., Eurex) or through privately negotiated transactions referred to as over-the-counter options. HCC may utilize options contracts to manage the Fund’s exposure to changing security prices. See “Investment Objective and Policies—Portfolio Composition—Options Transactions” on page 37.

There can be no assurance that the Fund’s investment objective will be achieved.

Use of Leverage	The Fund is permitted, but not required, to borrow up to 10% of the Fund’s total assets (including the amount borrowed) for investment purposes. HCC may use this ability to leverage a portion of the Fund’s assets to promote investment flexibility and to seek to ensure that the Fund has funds available for investment in attractive opportunities, without requiring the Fund to sell existing investments. Any borrowings will have seniority over the Fund’s Common Stock. Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after any borrowing the value of the Fund’s assets, plus the amount borrowed, less liabilities other than the principal amount represented by the borrowings, is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the value of the Fund’s net assets, plus the amount borrowed, less liabilities other than the principal amount represented by borrowings, is at least 300% of such principal amount. As of March 31, 2007, the Fund had leveraged approximately 0.27% of the Fund’s portfolio. Under normal circumstances, the Fund does not intend to borrow for investment purposes.

The Fund may be subject to certain restrictions on borrowings imposed by a lender that may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these restrictions will impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

There is no assurance that the Fund will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of its total return. The net asset value of the Common Stock may be reduced by the issuance costs of any leverage. Through leveraging, the Fund will seek to obtain a higher return for stockholders than if the Fund did not use leverage. Leverage is a speculative technique and there are special risks and costs associated with leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See “Risk Factors—General Risks of Investing in the Fund—Leverage Risk” on page 43.

Principal Investment Risks	General Risks of Investing in the Fund

Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Common stock prices, including the prices of shares of the Fund’s Common Stock are sensitive to general movements in the stock market. Market prices of the Fund’s shares of Common Stock may be affected by investors’ perceptions regarding closed-end funds generally or the Fund’s specific underlying investments. See “Risk Factors—General Risks of Investing in the Fund—Investment and Market Risk” on page 39.

Dilution of Net Asset Value. You may experience a dilution of the aggregate net asset value per share of Common Stock upon the completion of the Offer because the Subscription Price may be less than the Fund’s then current net asset value per share. This dilution, which may be substantial, will be experienced by all stockholders, irrespective of whether they exercise all or any portion of their Rights. Also, Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than owned prior to the Offer. The distribution to Record Date Stockholders of transferable Rights, which may themselves have value, will afford such stockholders the potential of receiving cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for the economic dilution of their interests. See “Risk Factors—General Risks of Investing in the Fund—Dilution of Net Asset Value” on page 39.

Market Price Discount from Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from net asset value. This is a risk separate and distinct from the risk that the Fund’s net asset value will decrease. The Fund cannot predict whether shares of its Common Stock will trade at, above or below net asset value, but the Fund’s Common Stock has generally traded at a discount. There can be no assurance that, after the completion of the Offer, shares of the Fund’s Common Stock will trade at the same level relative to net asset value as they currently do. See “Risk Factors—General Risks of Investing in the Fund—Market Price Discount from Net Asset Value” on page 39.

Foreign Securities Risk. In addition to the specific risks associated with investing in Swiss securities (see, “Risk Factors—General Risks of Investing in Swiss Securities—Swiss Securities Risk”), foreign investments generally may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other things, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. See “Risk Factors—General Risks of Investing in the Fund—Foreign Securities Risk” on page 40.

Equity Securities Risk. Common stock holds the lowest priority in the capital structure of a company, and therefore takes the largest share of the company’s risk and its accompanying volatility. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock. Also, prices of common stocks are sensitive to general market movements. See “Risk Factors—General Risks of Investing in the Fund—Equity Securities Risk” on page 40.

Convertible Securities Risk. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value), either at a stated price or stated rate. Convertible securities have characteristics similar to both fixed income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. See “Risk Factors—General Risks of Investing in the Fund—Convertible Securities Risk” on page 41.

Illiquid and Restricted Securities Risk. The Fund may invest in restricted securities and other investments that may be illiquid. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

The Fund also may be subject to a heightened liquidity risk in respect of its investments in private equity securities, including: (i) lack of a public market; (ii) dependence on an exit strategy, such as an initial public offering or sale of a business, which may not occur to realize the anticipated value of an investment or even dispose of the investment without a significant or total loss; and (iii) dependence on managerial assistance provided by other investors and the willingness of other investors or third parties to provide additional financial support to the issuer. See “Risk Factors—General Risks of Investing in the Fund—Illiquid and Restricted Securities Risk” on page 41.

Investing in Investment Companies and Other Pooled Investment Vehicles. The Fund’s stockholders will be subject to duplicative expenses to the extent the Fund invests in other investment companies or pooled investment vehicles. A profit-sharing fee arrangement may create incentives for an adviser or manager to take greater investment risks in an attempt to realize a higher profit participation percentage. The securities of other investment companies and pooled investment vehicles also may be leveraged and may, depending on the extent of leverage, be subject to greater leverage risks than to which the Fund is subject. Investment companies and pooled investment vehicles in which the Fund may invest may have investment policies that differ from those of the Fund. In addition, the Fund will be dependent upon the investment and research abilities of persons other than the Adviser.

Investments in private equity funds are “illiquid.” It will be difficult for the Fund to gain access to, or liquidate, its capital contribution as those assets are “locked-up” in long-term investments by the private equity fund that usually last for approximately ten years and sometimes longer. Distributions are made only as investments are converted to cash, and the Fund typically will have no right to demand that sales be made. As such, the Fund and its stockholders may not see a realized return on an investment in a private equity fund for a number of years after its initial capital contribution.

Investing in private equity funds presents the additional risk that the Fund may have limited access to information concerning the underlying fund and its investments. For funds that are not listed on an exchange, HCC will fair value the Fund’s investment pursuant to procedures approved by the Fund’s Board of Directors. Although HCC will review the valuations provided by the funds, HCC may not be able to confirm independently the accuracy of such valuations.

See “Risk Factors—General Risks of Investing in the Fund—Risk of Investing in Investment Companies and Other Pooled Investment Vehicles” on page 41.

Swiss Real Estate Company Risk. In addition to the general risks associated with investing in Swiss equity and equity-linked securities, the Fund’s investments in Swiss Real Estate Companies will be linked to the performance of the Swiss real estate markets. The Fund will not generally invest in real estate directly, and will typically invest only in securities issued by Swiss Real Estate Companies. However, the Fund also is subject to the risks associated with the direct ownership of real estate. These risks include: (i) declines in the value of real estate; (ii) risks related to general and local economic conditions; (iii) overbuilding and extended vacancies of properties; (iv) increases in property taxes and operating expenses; (v) costs and liabilities associated with environmental problems; and (vi) casualty or condemnation losses. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Performance of investments in REITs and REIT-like structures may decline as a result of the failure of borrowers to pay their loans and poor management. Income and real estate values also may be adversely affected by such factors as applicable laws, interest rate levels and the availability of financing. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. See “Risk Factors—General Risks of Investing in the Fund—Swiss Real Estate Company Risk” on page 42.

Options Risk. The Fund is permitted, but not required, to engage in certain options transactions (relating to securities in which the Fund can invest and Swiss stock indices) which are considered derivative instruments. The use of these options involves risks different from or possibly greater than, the risks associated with investing directly in the underlying assets. HCC may utilize options to manage the Fund’s exposure to changing security prices. Successful use by the Fund of options will be subject to HCC’s ability to predict correctly movements in the prices of securities and indices underlying options and the stock market generally. To the extent HCC’s predictions are incorrect, the Fund may incur losses. See “Risk Factors—General Risks of Investing in the Fund—Options Risk” on page 43.

Leverage Risk. Using leverage is a speculative investment technique. The use of leverage may result in higher volatility of the net asset value and the market value of the Fund’s Common Stock. Because the interest rates on borrowings may vary, the Fund’s return will fall if interest rates rise and the Fund’s income will fluctuate. If the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value than if the Fund were not leveraged. The Fund will pay any costs and expenses relating to any borrowings. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns. There can be no assurance that any leverage strategy the Fund employs will be successful. See “Risk Factors—General Risks of Investing in the Fund—Leverage Risk” on page 43.

General Risks of Investing in Swiss Securities

Swiss Securities Risk. Trading in Swiss equities involves certain risks and special considerations not usually associated with investing in securities of established U.S. companies, including (i) risks related to the nature of the market for Swiss equities, including the risk that the Swiss equities markets may be affected by market developments in different ways than U.S. securities markets and may be more volatile than U.S. securities markets; (ii) political and economic risks with respect to Switzerland, including the possible imposition of, or changes in, currency exchange laws or other Swiss laws or restrictions applicable to investments in Swiss equities; and (iii) fluctuations in the rate of exchange between currencies and costs associated with currency conversion. See “Risk Factors—General Risks of Investing in Swiss Securities—Swiss Securities Risk” on page 44.

Swiss Market Risk. The Swiss securities markets have substantially less trading volume than the U.S. securities markets. Additionally, the capitalization of the Swiss securities markets is highly concentrated. Securities of some companies located in Switzerland will be less liquid and more volatile than securities of comparable U.S. companies. This combination of lower volume and greater concentration in the Swiss securities markets may create a risk of greater price volatility than in the U.S. securities markets. Commissions for trading on Swiss exchanges are generally higher than commissions for trading on U.S. exchanges, although HCC seeks the most favorable net results (taking into account transaction costs) on the Fund’s portfolio transactions and, in certain instances, may be able to purchase portfolio investments on which commissions are negotiable. Further, Swiss markets typically have less government supervision compared to the U.S. markets. See “Risk Factors—General Risks of Investing in Swiss Securities—Swiss Market Risk” on page 44.

Disclosure Standards Risk. Swiss reporting, accounting and auditing standards differ from U.S. standards in important respects. Swiss corporations, other than subsidiaries of U.S. companies, do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely than required of U.S. companies by the Securities and Exchange Commission (the “SEC”) or under U.S. generally accepted accounting principals (“U.S. GAAP”). As a result, less specific information may be available to investors in Swiss securities than to investors in U.S. securities. Swiss banks and insurance companies are subject to stricter disclosure requirements than other Swiss companies, but these rules are not as comprehensive as SEC or U.S. GAAP reporting standards. See “Risk Factors—General Risks of Investing in Swiss Securities—Disclosure Standards Risk” on page 44.

Foreign Currency and Exchange Rate Risk. Substantially all of the Fund’s assets are invested in Swiss equities and equity-linked securities. In addition, the Fund makes its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s net asset value, however, is reported, and distributions from the Fund are made, in U.S. dollars. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. Accordingly, currency risks in connection with investments in the Fund will be borne by investors. Therefore, the Fund’s reported net asset value and distributions could be adversely affected by devaluation of the Swiss franc relative to the U.S. dollar.

In addition, the Fund computes its income at the foreign exchange rate in effect on the day of its receipt by the Fund. If the value of the Swiss franc falls relative to the U.S. dollar between the date the Fund receives such income and the date it makes distributions, and, if the Fund has insufficient cash in U.S. dollars to meet distribution requirements, it may be required to liquidate securities in order to make distributions. There is no assurance that the Fund will be able to liquidate securities in order to meet such distribution requirements. Such liquidations, if required, also may adversely affect the Fund. See “Risk Factors—General Risks of Investing in Swiss Securities—Foreign Currency and Exchange Rate Risk” on page 45.

Tax Risk. Dividends and certain interest paid to the Fund by Swiss corporate entities will be subject to certain withholding taxes in Switzerland. Subject to certain limitations imposed by the Internal Revenue Code of 1986, as amended (the “Code”), foreign taxes withheld from distributions to the Fund or otherwise paid by the Fund may be creditable against taxes owed or deductible from income by U.S. stockholders for U.S. Federal income tax purposes if the Fund makes an election to treat the stockholders as having paid those taxes for U.S. Federal income tax purposes. The Fund’s ability to make such an election is subject to certain requirements in the Code. Although the Fund expects to be eligible to make such an election each year, and intends to do so if it is eligible, there is no assurance that the Fund will be eligible each year. If the election is made, the amount of such foreign taxes paid by the Fund will be includible as income to the stockholders for U.S. Federal income tax purposes. Non-U.S. investors may not be able to credit or deduct such foreign taxes, but may be deemed to have additional income from the Fund subject to U.S. withholding tax. Investors should review carefully the information discussed under “U.S. Federal Taxation” below and should discuss with their tax advisors the specific tax consequences of investing in the Fund.

Additional Risk Considerations

Non-Diversified Status. The Fund is classified as “non-diversified” under the 1940 Act. A non-diversified fund has the ability to invest more of its assets in securities of a single issuer than if it were classified as a “diversified” fund, which may increase volatility. If the Fund’s investment in an issuer represents a relatively significant percentage of the Fund’s portfolio, the value of the Fund’s portfolio will be more impacted by a loss on that investment than if the portfolio were more diversified. See “Risk Factors—Additional Risk Considerations—Non-Diversified Status” on page 46.

New Securities Risk. Until 2006, the Fund was not permitted to engage in various investment strategies described in this prospectus, including investing in real estate, private equity and investment companies and pooled investment vehicles, as well as engaging in options trading. Although the investment decisions for the Fund will be made by experienced professionals who have successfully pursued the Fund’s historical investment strategies, the successful use of these investment strategies will be subject to HCC’s ability to identify attractive investment opportunities for the Fund in areas in which the Fund has not previously invested. See “Risk Factors—Additional Risk Considerations—New Securities Risk” on page 46.

Concentration and Unrealized Appreciation Risk. As of January 31, 2007, the Fund’s top ten portfolio holdings constituted approximately 76.1% of the Fund’s net assets, in respect of which the Fund has significant unrealized capital gains. Additionally, principally as a result of appreciation, the Fund’s top seven holdings each exceed 5% of the Fund’s net assets and, in the aggregate, constitute approximately 63.2% of the Fund’s net assets As a result, the Fund is unable to invest additional assets in those companies because such investments could result in the Fund’s failure to qualify as a regulated investment company under Subchapter M of the Code. See “See “Risk Factors—Additional Risk Considerations—Concentration and Unrealized Appreciation Risk” on page 46.

Foreign Custody. Citibank, N.A. acts as the Fund’s custodian through its London branch, which maintains custody of the Fund’s portfolio securities and cash. It is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States. See “Risk Factors—Additional Risk Considerations—Foreign Custody” on page 47.

Risk of Anti-Takeover Provisions. The Fund has provisions in its Articles of Incorporation and By-Laws that could have the effect of delaying, deferring, preventing or otherwise limiting the ability of other entities or persons to acquire control of the Fund, to cause the Fund to engage in certain transactions or to modify the Fund’s structure. See “Risk Factors—Additional Risk Considerations—Anti-Takeover Provisions” on page 47.

Dividend Distribution Risk. In June 2003, the Fund settled litigation involving its prior practice of declaring dividends payable in Common Stock at a time when the Fund’s Common Stock was trading at a discount to net asset value, which diluted the interests of stockholders. As a result, through December 31, 2012, the Fund may not declare dividends payable in shares of Common Stock until any existing dilution resulting from this practice has been eliminated through the open market purchase of the Fund’s Common Stock at times when the Fund’s net asset value exceeds its market price.

If the Fund is not able to eliminate its net asset value dilution by December 31st of each year (there currently exists such dilution), the Fund may not issue its capital gains distribution in Common Stock and may have to either (i) borrow money or (ii) sell portfolio holdings in order to make a cash distribution. See “Risk Factors—Additional Risk Considerations—Dividend Distribution Risk” on page 47.

Market Disruption Risk. The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have resulted in recent market volatility and may have long-term effects on worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects these or similar events in the future may have on securities markets. See “Risk Factors—Additional Risk Considerations—Market Disruption Risk” on page 47.

Custodian, Transfer Agent, DividendPaying Agent And Registrar	Citibank, N.A. acts as the Fund’s custodian. American Stock Transfer & Trust Company acts as transfer agent, dividend paying agent and registrar for the Fund’s Common Stock.

FUND EXPENSES

The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in the Fund will bear directly or indirectly, as a result of the Offer being fully subscribed and the receipt of net proceeds of approximately $147 million.

Stockholder Transaction Expenses

Sales Load (as a percentage of Subscription Price)(1)	3.50%
Dividend Reinvestment Plan Fees	None	(2)

Annual Expenses (as a percentage of net assets attributable to shares of Common Stock)

Investment Advisory Fees(3)(4)	0.68%
Other Expenses(3)(4)	0.38%
Interest Payments on Borrowings(3)(4)	0.16%
Total Annual Fund Expenses(3)(4)	1.22%

(1)	The Dealer Manager will receive a fee for its financial structuring, marketing and soliciting services equal to 3.50% of the aggregate Subscription Price for Shares issued pursuant to the Offer. The Dealer Manager will reallow to broker-dealers included in the selling group to be formed and managed by the Dealer Manager selling fees equal to 2.50% of the Subscription Price per Share for each Share issued pursuant to the Offer as a result of their selling efforts. In addition, the Dealer Manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of Rights solicitation fees equal to 0.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based on the number of Shares held by each broker-dealer through The Depository Trust Company (“DTC”) on the Record Date. The Fund also has agreed to reimburse the Dealer Manager for out-of-pocket expenses up to an aggregate of $100,000. These fees and expenses will be borne by the Fund and indirectly by all of its stockholders, including those who do not exercise their Rights.

(2)	American Stock Transfer & Trust Company, does not charge stockholders a fee for participation in the Fund’s dividend reinvestment plan. You will be charged an initial $15 service fee plus $0.10 per share being liquidated (for processing and brokerage expenses) if you direct American Stock Transfer & Trust Company, as Plan Agent, to sell your Common Stock held in a dividend reinvestment account.

(3)	The Fund’s investment advisory fee and expense ratio assume that the Offer is fully subscribed, yielding estimated net proceeds of approximately $147 million. It also assumes that the net assets attributable to the Common Stock will not increase or decrease due to price or currency fluctuation. Amounts are based on the Fund’s most recently completed fiscal year, except that “Other Expenses” are based on estimated amounts for the Fund’s current fiscal year and assume that all of the Rights are exercised.

(4)	Assuming no borrowings, the Fund’s expenses would be estimated to be as follows:

Percentage of Net Assets
Attributable to Shares of
Common Stock

Annual Expenses
Advisory Fees	0.68%
Other Expenses	0.38%
Interest Payments on Borrowings	None
Total Annual Expenses	1.06%

Example

An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the periods:

	1 Year	3 Years	5 Years	10 Years

Total Expenses Incurred	$48	$73	$102	$181

The Example set forth above assumes reinvestment of all dividends and distributions at net asset value and an expense ratio of 1.22%. The Example also reflects payment of the 3.50% sales load and other expenses incurred in connection with the Offer. The above table and assumptions in this Example are required by the SEC regulations applicable to all investment companies. The Example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example.

FINANCIAL HIGHLIGHTS

Set forth below are selected data for a share of Common Stock outstanding throughout each of the fiscal years indicated. The Financial Highlights for each year presented have been audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm, whose report thereon was unqualified. The information presented below should be read in conjunction with the financials statements and notes contained therein.

	2006	2005	2004	2003	2002	2001		2000	1999	1998	1997(1)

Per Share Operating Performance:
Net asset value at beginning of year	$17.47	$16.79	$15.31	$11.82	$13.16	$17.92		$17.52	$19.07	$16.48	$12.07

Income From Investment Operations:
Net investment income (expenses in excess of income)	0.02 (3)	0.05 (3)	(0.01)	(0.01)	(0.02)	(0.03)		0.00 (2)	0.01	0.00 (2)	(0.02)
Net realized and unrealized gain (loss) on investments(4)	5.14	2.24	2.41	4.24	(0.71)	(4.34)		1.68	(0.60)	3.60	4.86

Total from investment operations	5.16	2.29	2.40	4.23	(0.73)	(4.37)		1.68	(0.59)	3.60	4.84

Gain from capital share repurchases	0.03	0.04	0.02	0.02	0.02	0.06		0.21	0.12	—	—
Capital charge resulting from the issuance of fund shares	(0.07)	(0.04)	—	(0.06)	—	(0.14)		(0.12)	—	—	—

Less Distributions:
Dividends from net investment income and net realized gains from foreign currency transactions	(0.03)	(0.02)	(0.10)	(0.14)	(0.06)	—		—	(0.03)	(0.07)	—
Dividends in excess of net investment income	—	—	(0.01)	—	(0.01)	—		—	—	—	—
Distributions from net realized capital gains	(1.95)	(1.59)	(0.83)	(0.56)	(0.56)	(0.31)		(1.37)	(1.05)	(0.94)	(0.43)

Total distributions	(1.98)	(1.61)	(0.94)	(0.70)	(0.63)	(0.31)		(1.37)	(1.08)	(1.01)	(0.43)

Net asset value at end of year	$20.61	$17.47	$16.79	$15.31	$11.82	$13.16		$17.92	$17.52	$19.07	$16.48

Market value per share at end of year	$19.10	$15.31	$14.95	$12.92	$9.64	$11.00		$14.50	$13.81	$16.00	$13.72

Total Investment Return(5):
Based on market value per share	37.64%	13.11%	23.65%	41.76%	(4.46)%	(22.10)%		15.06%	(7.06)%	23.82%	42.66%
Based on net asset value per share	30.16%	14.92%	17.19%	37.00%	(6.92)%	(24.94)%		12.11%	(1.09)%	22.89%	41.08%
Ratios to Average Net Assets:
Expenses	1.17%	1.19%	1.14%	1.30%	1.31%	1.39	%(6)	1.16%	1.11%	1.09%	1.17%
Net investment income (expenses in excess of income)	0.09%	0.27%	(0.08)%	(0.07)%	(0.14)%	(0.23)%		0.01%	0.05%	0.01%	(0.14)%
Supplemental Data:
Net assets at end of year (000’s)	$502,815	$419,814	$401,514	$368,986	$279,799	$314,436		$415,315	$416,599	$469,599	$406,030
Average net assets during year (000’s)	$484,631	$415,074	$378,205	$306,563	$308,018	$341,806		$422,426	$428,072	$464,967	$354,923
Stockholders of record(7)	794	740	926	964	1,001	1,067		1,125	1,230	1,287	1,408
Portfolio turnover rate	34%	37%	41%	89%	83%	32%		25%	14%	13%	13%

(1)	Per share amount amounts for the year ended December 31, 1997 have been restated to reflect 2:1 stock split effective October 16, 1998.

(2)	Less than $0.01 per share.

(3)	Calculated using the average shares method.

(4)	Includes net realized and unrealized currency gain (loss).

(5)	Total investment return based on market value differs from total investment return based on net asset value due to changes in the relationship between the Fund’s market price and its net asset value per share. Returns from 1997 and 1998 have been restated to reflect subsequent changes to dividend reinvestment calculations.

(6)	The increase in the Fund’s expense ratio was attributable to extraordinary expenses in connection with a stockholder’s proxy contest for the election of directors and termination of the Fund’s advisory contract with HCC and defense against a lawsuit against the Fund and the Board of Directors, plus the effect of a decline in the Fund’s net assets.

(7)	Not audited by Deloitte & Touche LLP.

THE OFFER

Purpose of the Offer

The Board and HCC have determined that it would be in the best interests of the Fund and its stockholders to increase the assets of the Fund available for investment, thereby enabling the Fund more fully to take advantage of current and future investment opportunities presented by the prospects of a continuing positive economic environment and the Fund’s recently-broadened investment parameters. The Board and HCC believe that the Offer is the most effective way to raise additional assets for the Fund while offering stockholders the opportunity to buy additional shares of Common Stock at a discounted price.

Due to what HCC views as a favorable economic environment in Switzerland and positive economic prospects in Europe, HCC believes that now is an opportune time to raise additional assets for investment. Switzerland has seen recent strong economic growth, with GDP growth of over 2.7% in 2006, and inflation, which has been low for the last several years, fell below 1% at the end of 2006. Switzerland also continues to register high employment growth as it attracts more foreign workers, which could further contribute to domestic economic growth. Europe is Switzerland’s most important trading partner, accounting for 62% of Swiss exports, and its economic strength continues to have a positive impact on the Swiss economy. Mergers and acquisition (“M&A” or “buyout”) activity is accelerating in Europe with the establishment of a pan-European debt market to finance acquisitions. In the first quarter of 2007, Europe continued to record robust economic growth and positive equity markets performance, supported by favorable valuations and greater perceived opportunities for value creation from M&A and restructuring activity.

The additional capital raised by the Offer will permit the Fund to take advantage of a broader array of investment strategies and policies that were approved recently by the Fund’s stockholders. At the Fund’s 2006 Annual Meeting of Stockholders, stockholders approved various changes to the Fund’s investment objective and fundamental investment policies and restrictions, including changes to permit the Fund to (i) invest in securities of Swiss Real Estate Companies and acquire, hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions or an interest in real estate as a result of the Fund’s ownership of such securities and (ii) acquire equity and equity-linked securities of non-Swiss companies in limited instances. Additionally, at a Board meeting in December 2006, the Board approved a proposal to permit the Fund to invest a portion of its assets in investment companies and in certain pooled investment vehicles, including those that invest in private equity by investing in private equity funds (so-called “funds of funds”) or by making direct private equity investments, including in infrastructure projects and real estate investments.

Given the favorable economic environment, HCC believes that it can utilize the Fund’s recently broadened investment strategies to seek attractive investment opportunities in real estate, private equity and small and medium sized companies. HCC believes that the low vacancy rate, low ownership rate and relatively low mortgage rate in Switzerland may lead to new real estate projects and increased demand for residential construction, and economic growth, population trends and labor market conditions may further increase demand for both residential and commercial space. Private equity investments in Europe have reached record levels, and HCC believes that the Swiss market may see increased private equity activity, as Switzerland has a large number of family-owned small and medium-sized companies that present attractive buyout targets. As such, HCC believes that these small and medium-sized companies may themselves present attractive investment opportunities.

In approving the Offer, the Board of Directors considered, among other matters: (i) advice by HCC that additional assets would permit the Fund to take advantage of available investment opportunities without having to sell portfolio securities that HCC believes should be retained, (ii) HCC’s belief that current market opportunities of Swiss companies are attractive, (iii) the effect of the Offer on the Fund’s net asset value and (iv) HCC’s belief that a well-subscribed Offer could increase liquidity of the Fund’s Common Stock on the NYSE. There can be no assurance that the investment of proceeds of the Offer will be successful or provide favorable returns.

The Board also considered that increasing the Fund’s assets available for investment through the Offer may result in certain economies of scale which could, in turn, lower the Fund’s expense ratio. The Board and HCC believe that increasing the Fund’s assets available for investment may result in a modest reduction of the Fund’s expense ratio, as the Fund’s fixed costs will be spread over a larger asset base and the Fund’s investment advisory fee may be at a lower blended rate. However, there can be no assurance that the Offer will be successful or that by increasing the Fund’s assets available for investment its expense ratio will be lowered.

The Offer provides Record Date Stockholders the opportunity to purchase additional shares of the Fund’s Common Stock at a price below the market price. The distribution to Record Date Stockholders of transferable Rights may afford non-participating Record Date Stockholders the opportunity to sell their Rights for some cash value, receipt of which may be viewed as partial compensation for any economic dilution of their interests resulting from the Offer.

Terms of the Offer

The Fund is issuing to Record Date Stockholders transferable Rights to subscribe for up to an aggregate of 8,149,552 shares of its Common Stock. Record Date Stockholders will receive one Right for each whole share of the Fund’s Common Stock held on the Record Date. Each Record Date Stockholder, or each Rights holder, will be entitled to acquire at the Subscription Price one Share of the Fund’s Common Stock for every three Rights held (1-for-3). Rights may be exercised at any time during the subscription period, which commences on May 24, 2007 and ends on the Expiration Date, which is 5:00 p.m., Eastern time, on June 22, 2007, unless extended. See “—Expiration of the Offer.”

Fractional Shares of the Fund’s Common Stock will not be issued upon the exercise of Rights; accordingly, Rights may be exercised only in integer multiples of three, except that any Record Date Stockholder who is issued fewer than three Rights may subscribe, at the Subscription Price, for one full Share of the Fund’s Common Stock.

Record Date Stockholders who exercise all of the Rights issued to them (other than those Rights that cannot be exercised because they represent the right to acquire less than one Share) are entitled to subscribe for additional Shares at the same Subscription Price pursuant to the over-subscription privilege, subject to certain limitations and subject to allotment. Investors who are not stockholders on the Record Date, but who otherwise acquire Rights to purchase shares of the Fund’s Common Stock pursuant to the Offer, are not entitled to subscribe for any Shares of Common Stock pursuant to the over-subscription privilege. See “—Over-Subscription Privilege” below.

For purposes of determining the maximum number of Shares of the Fund’s Common Stock a stockholder may acquire pursuant to the Offer, broker-dealers, trust companies, banks or others whose shares are held of record by Cede & Co., the nominee for the DTC, or by any other depository or nominee will be deemed to be the holders of the Rights that are held by Cede & Co. or such other depository or nominee on their behalf.

The Rights are transferable and will be listed for trading on the NYSE under the symbol “SWZ.RT” during the course of the Offer. Trading in the Rights on the NYSE is expected to be conducted until the close of trading on the NYSE on June 21, 2007 (or if the Offer is extended, until the last business day prior to the extended Expiration Date). See “— Transferability and Sale of Rights.” The Shares, once issued, will be listed on the NYSE under the symbol “SWZ.” The Rights will be evidenced by subscription certificates which will be mailed to Record Date Stockholders, except as discussed below under “—Requirements for Foreign Stockholders.”

Rights may be exercised by completing a subscription certificate and delivering it, together with payment at the estimated Subscription Price, to the Subscription Agent. A Rights holder will have no right to rescind a purchase after the Subscription Agent has received a completed subscription certificate together with payment for the Shares offered pursuant to the Offer, except as provided under “—Notice of Net Asset Value Decline.” Rights holders who exercise their Rights will not know at the time of exercise the Subscription Price of the Shares being acquired and will be required initially to pay for both the Shares subscribed for during the subscription period and, if eligible, any additional Shares subscribed for pursuant to the over-subscription privilege at the estimated Subscription Price of $18.71 per Share. For a discussion of the method by which Rights may be exercised and Shares paid for, see “—Exercise of Rights” and “—Payment for Shares.”

There is no minimum number of Rights which must be exercised in order for the Offer to close. The Fund will bear the expenses of the Offer, which will be paid from the proceeds of the Offer. These expenses include, but are not limited to, the expenses of preparing and printing the prospectus for the Offer and the expenses of Fund counsel and the Fund’s independent registered public accounting firm in connection with the Offer.

The Board of Directors retained UBS to provide the Fund with financial structuring, marketing and soliciting services relating to the Offer, including advice with respect to the structure, timing and terms of the Offer. In determining the structure of the Offer, the Board considered, among other things, using a fixed-pricing versus a variable pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the effect on the Fund and its existing stockholders if the Offer is not fully subscribed, the dilutive effects on the Fund and its existing stockholder of the Offer and the experience of UBS in conducting rights offerings. The Board also considered that the Adviser would benefit from the Offer because the investment advisory fee paid by the Fund to HCC pursuant to the Investment Advisory Agreement is based on the Fund’s average monthly net assets, which would increase as a result of the Offer. See “—Certain Effects of the Offer” on page 30.

The Subscription Price

The Subscription Price will be determined based on a formula equal to 92.5% of the average of the last reported sale prices of a share of the Fund’s Common Stock on the NYSE on the Expiration Date and the preceding four trading days (the “Formula Price”). If, however, the Formula Price is less than 75% of the net asset value per share of the Fund’s Common Stock on the Expiration Date, then the Subscription Price will be 75% of the Fund’s net asset value per share on that day. For example, if the average of the last reported sales price of a share of the Fund’s Common Stock on the NYSE on the Expiration Date and the four preceding trading days is $20.00 and the net asset value per share is $23.00, then the Subscription Price would be 92.5% of $20.00, or $18.50 per share, because $18.50 is greater than 75% of $23.00 (or $17.25). Market prices and net asset values are for illustrative purposes only; the actual market prices and net asset values used to calculate the Subscription Price may be higher or lower than those used here.

Because the Expiration Date of the subscription period will be June 22, 2007 (unless we extend the subscription period), Rights holders will not know the Subscription Price at the time of exercise and will be required initially to pay for both the Shares subscribed for pursuant to the primary subscription and, if eligible, any additional Shares subscribed for pursuant to the over-subscription privilege at the estimated subscription price of $18.71 per share. See “—Payment for Shares.” Rights holders who exercise their Rights will have no right to rescind a purchase after receipt of their completed subscription certificates together with payment for Shares by the Subscription Agent, except as provided under “—Notice of Net Asset Value Decline.” The Fund does not have the right to withdraw the Rights or cancel the Offer after the Rights have been distributed.

The net asset value (“NAV”) per share of the Fund’s Common Stock at the close of business on May 17, 2007 (the last trading date prior to the date of this prospectus on which the Fund determined its NAV) was $22.03 and the last reported sale price of a share on the NYSE on that day was $20.23.

Over-Subscription Privilege

Record Date Stockholders who exercise all of the Rights issued to them (other than those Rights that cannot be exercised because they represent the right to acquire less than one Share) are entitled to subscribe for additional Shares at the same Subscription Price pursuant to the over-subscription privilege, subject to certain limitations and subject to allotment. Investors who are not Record Date Stockholders, but who otherwise acquire Rights to purchase Shares of the Fund’s Common Stock pursuant to the Offer, are not entitled to subscribe for any Shares of Common Stock pursuant to the over-subscription privilege.

Record Date Stockholders who are fully exercising their Rights during the subscription period should indicate, on the subscription certificate which they submit with respect to the exercise of the Rights issued to them, how many Shares they are willing to acquire pursuant to the over-subscription privilege.

To the extent sufficient Shares are not available to honor all over-subscription requests, unsubscribed Shares will be allocated pro rata among those Record Date Stockholders who over-subscribe based on the number of shares of the Fund’s Common Stock they owned on the Record Date. The allocation process may involve a series of allocations in order to assure that the total number of shares of Common Stock available for over-subscriptions is distributed on a pro rata basis.

Banks, broker-dealers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised during the subscription period and the number of Shares subscribed for pursuant to the over-subscription privilege by such beneficial owner and that such beneficial owner’s primary subscription was exercised in full. Nominee holder over-subscription forms will be distributed to banks, brokers, trustees and other nominee holders of Rights with the subscription certificates.

The Fund will not offer or sell any Shares of its Common Stock that are not subscribed for during the subscription period or pursuant to the over-subscription privilege.

The Fund has been advised that the Adviser and each of the Fund’s Directors will exercise all of the Rights initially issued to them and may request additional Shares pursuant to the over-subscription privilege. Rule 144 under the Securities Act (“Rule 144”) generally provides that an “affiliate” of the Fund (which, for purposes of Rule 144, may include, among other persons, the Adviser and the Fund’s Directors) is entitled to sell, within any three-month period, a number of Shares that does not exceed the greater of 1% of the then outstanding Shares or the average weekly reported trading volume of the Shares during the four calendar weeks preceding the sale. Sales under Rule 144 by covered persons are also subject to certain restrictions on the manner of sale, to notice requirements and to the availability of current public information about the Fund. In addition, any profit resulting from a Director’s or the Adviser’s sale of Shares within a period of less than six months from the purchases may have to be returned to the Fund.

Transferability and Sale of Rights

The Rights are transferable until the Expiration Date (including extensions). The Rights will be listed for trading on the NYSE under the symbol “SWZ.RT” during the course of the Offer. Trading in the Rights on the NYSE may be conducted until the last business day prior to the Expiration Date (including extensions). Stockholders are encouraged to contact their broker, bank or financial adviser for more information about trading the Rights. The Fund and the Dealer Manager will use their best efforts to ensure that an adequate trading market for the Rights will exist, although there is no assurance that a market for the Rights will develop. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels or sold through the Subscription Agent.

Sales through the Subscription Agent and the Dealer Manager.  Record Date Stockholders who do not wish to exercise any of the Rights issued to them pursuant to the Offer may instruct the Subscription Agent to sell any unexercised Rights through or to the Dealer Manager. Subscription certificates representing the Rights to be sold through or to the Dealer Manager must be received by the Subscription Agent by 5:00 p.m., Eastern time, on June 20, 2007 (or, if the subscription period is extended, by 5:00 p.m., Eastern time, two business days prior to the extended Expiration Date). Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will ask the Dealer Manager either to purchase them or to use its best efforts to complete their sale, and the Subscription Agent will remit the proceeds of the sale to the selling stockholder. If the Rights are sold, sales of those Rights will be deemed to have been effected at the weighted average price received by the Dealer Manager on the day those Rights are sold. The sale price of any Rights sold to the Dealer Manager will be based upon the then-current market price for the Rights. The Dealer Manager will also attempt to sell all Rights which remain unclaimed as a result of subscription certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth business day prior to the Expiration Date. The Subscription Agent will hold the proceeds from those sales for the benefit of those nonclaiming stockholders until the proceeds are either claimed or revert to the State of Delaware. There can be no assurance that the Dealer Manager will purchase or be able to complete the sale of any of those Rights, and neither the Fund nor the Dealer Manager have guaranteed any minimum sale price for the Rights. If a Record Date Stockholder does not utilize the services of the Subscription Agent and chooses to use another broker-dealer or other financial institution to sell Rights issued to that stockholder pursuant to the Offer, then the other broker-dealer or financial institution may charge a fee to sell the Rights.

Other Transfers.  The Rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the instructions accompanying the subscription certificate. A portion of the Rights evidenced by a single subscription certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a subscription certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new subscription certificate to the transferee evidencing the transferred Rights. If this occurs, a new subscription certificate evidencing the balance of the Rights, if any, will be issued to the Record Date Stockholder or, if the Record Date Stockholder so instructs, to an additional transferee. The signature on the subscription certificate must correspond with the name as written upon the face of the subscription certificate in every particular, without alteration or enlargement, or any change. A signature guarantee must be provided by an eligible financial institution as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934 (the “Exchange Act”), subject to the standards and procedures adopted by the Fund.

Record Date Stockholders wishing to transfer all or a portion of their Rights should allow at least five business days prior to the Expiration Date for: (i) the transfer instructions to be received and processed by the Subscription Agent; (ii) a new subscription certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights and to the transferor with respect to retained Rights, if any; and (iii) the Rights evidenced by the new subscription certificate to be exercised or sold by the recipients of the subscription certificate. Neither the Fund nor the Subscription Agent or the Dealer Manager shall have any liability to a transferee or transferor of Rights if subscription certificates are not received in time for exercise or sale prior to the Expiration Date.

Except for the fees charged by the Information Agent, Subscription Agent and Dealer Manager (which are expected to be paid from the proceeds of the Offer by the Fund), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of these commissions, fees or expenses will be paid by the Fund, the Information Agent, the Subscription Agent or the Dealer Manager. Stockholders who wish to purchase, sell, exercise or transfer Rights through a broker, bank or other party should first inquire about any fees and expenses that the stockholder will incur in connection with the transactions.

Prior to the expiration of the Offer, the Dealer Manager may independently offer for sale Shares, including Shares acquired through purchasing and exercising the Rights, at prices it sets. Although the Dealer Manager may realize gains and losses in connection with such purchases and sales, such offering of Shares is intended by the Dealer Manager to facilitate the Offer and any such gains or losses are not expected to be material to the Dealer Manager. The Dealer Manager’s fee for its financial structuring, marketing and solicitation services is independent of any gains or losses that may be realized by the Dealer Manager through the purchase and exercise of the Rights.

The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the primary subscription and the over-subscription may be effected through, the facilities of DTC or the Subscription Agent by 5:00 p.m., Eastern time, on the Expiration Date.

Expiration of the Offer

The offer will expire at 5:00 p.m., Eastern time, on June 22, 2007, unless the Fund extends the Expiration Date. Rights will expire on the Expiration Date and may not be exercised after this date. If the Fund extends the Expiration Date, the Fund will make an announcement as promptly as practicable. This announcement will be issued no later than 9:00 a.m., Eastern time, on the next business day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make this announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate this announcement other than by making a release to the Dow Jones News Service or any other means of public announcement as the Fund may deem proper.

Subscription Agent

The Colbent Corporation is the Subscription Agent for the Offer. The Subscription Agent will receive for its administrative, processing, invoicing and other services a fee estimated to be approximately $50,000, plus reimbursement for all out-of-pocket expenses related to the Offer. Questions regarding the subscription certificates should be directed by mail to The Colbent Corporation, Attention: Corporate Actions, 161 Bay State Drive Braintree, Massachusetts 02184. Stockholders may also subscribe for the Offer by contacting their broker-dealer, trust company, bank or other nominee.

Completed subscription certificates must be sent together with proper payment of the estimated Subscription Price for all Shares subscribed for in the primary subscription and the over-subscription privilege (for Record Date Stockholders) to the Subscription Agent by one of the methods described below. Alternatively, notices of guaranteed delivery may be sent by facsimile to 1-781-380-3388 to be received by the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date. Facsimiles should be confirmed by telephone at 1-781-930-4900. The Fund will accept only properly completed and executed subscription certificates actually received at any of the addresses listed below, prior to 5:00 p.m., New York City time, on the Expiration Date or by the close of business on the third business day after the Expiration Date following timely receipt of a notice of guaranteed delivery. See “—Payment for Shares” below.

Subscription Certificate Delivery Method	Address/Number

By Notice of Guaranteed Delivery:	Contact your broker-dealer, trust company, bank, or other nominee to notify the Fund of your intent to exercise the Rights.
By First Class Mail Only: (No Overnight /Express Mail)	The Swiss Helvetia Fund, Inc. c/o The Colbent Corporation Attention: Corporate Actions P.O. Box 859208 Braintree, Massachusetts 02185-9208
By Hand:	The Swiss Helvetia Fund, Inc. c/o The Colbent Corporation Attention: Corporate Actions 161 Bay State Drive Braintree, Massachusetts 02184
By Express Mail or Overnight Courier:	The Swiss Helvetia Fund, Inc. c/o The Colbent Corporation Attention: Corporate Actions 161 Bay State Drive Braintree, Massachusetts 02184

The Fund will honor only subscription certificates received by the Subscription Agent on or prior to the Expiration Date at one of the addresses listed above. Delivery to an address other than those listed above will not constitute good delivery.

Information Agent

The Information Agent for the Offer is Georgeson Inc. If you have questions or need further information about the Offer, please write or call the Information Agent at 17 State Street, 10th Floor, New York, New York 10004 or 1-800-561-3947. Any questions or requests for assistance concerning the method of subscribing for Shares or additional copies of this prospectus or subscription certificates should be directed to the Information Agent.

Stockholders may also contact their brokers or nominees for information with respect to the Offer.

The Information Agent will receive a fee estimated to be approximately $12,500, plus reimbursement for all out-of-pocket expenses related to the Offer.

Exercise of Rights

Rights are evidenced by subscription certificates that will be mailed to Record Date Stockholders (except as described under “—Requirements for Foreign Stockholders” below) or, if a stockholder’s shares are held by Cede & Co. or any other depository or nominee on their behalf, to Cede & Co. or the other depository or nominee. Rights may be exercised by completing and signing the subscription certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed subscription certificate to the Subscription Agent, together with payment in full at the estimated Subscription Price for the Shares by the Expiration Date as described under “—Payment For Shares.” Rights may also be exercised by contacting your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of payment and of a properly completed and executed subscription certificate pursuant to a notice of guaranteed delivery by the close of business on the third business day after the Expiration Date. A fee may be charged for this service. Completed subscription certificates and payments must be received by the Subscription Agent by 5:00 p.m., Eastern time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under “—Payment for Shares”) at the offices of the Subscription Agent at the addresses set forth above under “—Subscription Agent.” Fractional Shares will not be issued upon exercise of Rights.

Stockholders Who are Record Owners.  Stockholders who are record owners can choose between either option set forth below under “—Payment For Shares.” If time is of the essence, option (2) will permit delivery of the subscription certificate and payment after the Expiration Date.

Investors Whose Shares are Held by a Nominee.  Stockholders whose shares are held by a nominee, such as a broker or trustee, must contact that nominee to exercise their Rights. In that case, the nominee will complete the subscription certificate on behalf of the investor and arrange for proper payment by one of the methods set forth below under “—Payment For Shares.”

Nominees.  Nominees, such as brokers, trustees or depositories for securities, who hold shares of the Fund’s Common Stock for the account of others should notify the respective beneficial owners of such shares as soon as possible to ascertain those beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the subscription certificate and submit it to the Subscription Agent with the proper payment as described below under “—Payment For Shares.”

Banks, brokers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner on the Record Date, as to the aggregate number of Rights exercised during the subscription period and the number of Shares subscribed for pursuant to the over-subscription privilege by the beneficial owner and that the beneficial owner exercised all the Rights issued to them pursuant to the Offer.

Payment for Shares

Rights holders who wish to acquire Shares pursuant to the Offer may choose between the following methods of payment:

(1) A Rights holder can send the subscription certificate together with payment for the Shares of Common Stock subscribed for during the subscription period and, if eligible, for any additional Shares subscribed for pursuant to the over-subscription privilege to the Subscription Agent based upon an estimated Subscription Price of $18.71 per share. Subscription will be accepted when payment, together with the executed subscription certificate, is received by the Subscription Agent at one of the addresses set forth above; the payment and subscription certificate must be received by the Subscription Agent by 5:00 p.m., Eastern time, on the Expiration Date. The Subscription Agent will deposit all checks received by it for the purchase of Shares into a segregated interest-bearing account of the Fund (the interest from which will belong to the Fund) pending proration and distribution of Shares of the Fund’s Common Stock. A payment pursuant to this method must be in U.S. dollars by money order or check drawn on a bank located in the United States, must be payable to THE SWISS HELVETIA FUND, INC. and must accompany a properly completed and executed subscription certificate for such subscription to be accepted.

(2) Alternatively, a subscription will be accepted by the Subscription Agent if, by 5:00 p.m., Eastern time, on the Expiration Date, the Subscription Agent has received a notice of guaranteed delivery by facsimile (telecopy) or otherwise from a bank, a trust company or NYSE member guaranteeing delivery of (i) payment of the full Subscription Price for the Shares of the Fund’s Common Stock subscribed for during the subscription period and, if eligible, any additional Shares subscribed for pursuant to the over-subscription privilege and (ii) a properly completed and executed subscription certificate. The Subscription Agent will not honor a notice of guaranteed delivery unless a properly completed and executed subscription certificate and full payment for the Shares of the Fund’s Common Stock are received by the Subscription Agent by the close of business on the third business day after the Expiration Date.

On the confirmation date, which will be five business days following the Expiration Date, a confirmation will be sent by the Subscription Agent to each Rights holder exercising its Rights (or, if shares of the Fund’s Common

Stock are held by Cede & Co. or any other depository or nominee, to Cede & Co. and that other depository or nominee) showing (i) the number of Shares of the Fund’s Common Stock acquired during the subscription period, (ii) the number of Shares, if any, acquired pursuant to the over-subscription privilege, (iii) the per share and total purchase price for the Shares and (iv) any additional amount payable to the Fund by the Rights holder or any excess to be refunded by the Fund to the Rights holder, in each case based on the Subscription Price as determined on the Expiration Date. If any Record Date Stockholder exercises its right to acquire Shares of the Fund’s Common Stock pursuant to the over-subscription privilege, any excess payment which would otherwise be refunded to the Record Date Stockholder will be applied by the Fund toward payment for Shares acquired pursuant to exercise of the over-subscription privilege. Any additional payment required from a Rights holder must be received by the Subscription Agent within ten business days after the confirmation date (July 16, 2007). Any excess payment to be refunded by the Fund to a Rights holder will be mailed by the Subscription Agent to such Rights holder as promptly as practicable. All payments by a Rights holder must be in U.S. dollars by money order or check drawn on a bank located in the United States and payable to THE SWISS HELVETIA FUND, INC.

Whichever of the two methods described above is used, issuance and delivery of certificates for the Shares subscribed for are contingent upon actual payment for such Shares.

Rights holders who have exercised their Rights will have no right to rescind their subscription after receipt of the completed subscription certificate together with payment for Shares by the Subscription Agent, except as described under “— Notice of Net Asset Value Decline” below.

If a Rights holder who acquires Shares during the subscription period or pursuant to the over-subscription privilege (for Record Date Stockholders) does not make payment of any additional amounts due by the Expiration Date or the date payments are due under a notice of guaranteed delivery, the Fund reserves the right to take any or all of the following actions through all appropriate means: (i) find other Record Date Stockholders for the subscribed and unpaid for Shares; (ii) apply any payment actually received by the Fund toward the purchase of the greatest whole number of Shares which could be acquired by the Rights holder upon exercise of such Rights acquired during the subscription period or pursuant to the over-subscription privilege; and/or (iii) exercise any and all other rights or remedies to which the Fund may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares.

The method of delivery of completed subscription certificates and payment of the Subscription Price to the Subscription Agent will be at the election and risk of exercising Rights holders, but if sent by mail it is recommended that such forms and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment by 5:00 p.m., Eastern time, on the Expiration Date. Because uncertified personal checks may take at least five business days to clear, exercising Rights holders are strongly urged to pay, or arrange for payment, by means of certified or cashier’s check or money order.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, which determinations will be final and binding. The Fund, in its sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until substantially all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

Notice of Net Asset Value Decline

The Fund has, pursuant to the SEC’s regulatory requirements, undertaken to suspend the Offer until the Fund amends this prospectus if subsequent to May 18, 2007, the effective date of the Fund’s Registration Statement, the Fund’s NAV declines more than 10% from the Fund’s NAV as of that date. In that event, the Expiration Date will be extended and the Fund will notify Record Date Stockholders of any such decline and permit Rights holders to cancel their exercise of Rights.

Delivery of Stock Certificates

Participants in the Fund’s dividend reinvestment plan (the “Plan”) will have any Shares of Common Stock acquired pursuant to the Offer credited to their stockholder dividend reinvestment accounts in the Plan. Stockholders whose shares are held of record by Cede & Co. or by any other depository or nominee on their behalf or their broker-dealers’ behalf will have any Shares acquired during the subscription period credited to the account of Cede & Co. or other depository or nominee. Shares acquired pursuant to the over-subscription privilege will be certificated and stock certificates representing these Shares will be sent directly to Cede & Co. or other depository or nominee. With respect to all other stockholders, stock certificates for all Shares acquired pursuant to the Offer will be mailed promptly after payment for the Shares subscribed for has cleared.

Requirements for Foreign Stockholders

Subscription certificates will not be mailed to Foreign Stockholders. Foreign Stockholders will receive written notice of the Offer. The Rights to which these subscription certificates relate will be held by the Subscription Agent for the Foreign Stockholders’ accounts until instructions are received to exercise the Rights. If no instructions have been received by 5:00 p.m., Eastern time on June 19, 2007, three business days prior to the Expiration Date (or, if the subscription period is extended, on or before three business days prior to the extended Expiration Date), the Rights of Foreign Stockholders will be transferred by the Subscription Agent to the Dealer Manager, which will either purchase the Rights or use its best efforts to sell the Rights. The net proceeds, if any, from sale of those Rights by or to the Dealer Manager will be remitted to these Foreign Stockholders.

U.S. Federal Income Tax Consequences

The following summary of the material U.S. Federal income tax consequences of the issuance and exercise, transfer or lapse of the Rights does not discuss all aspects of Federal income taxation that may be relevant to a particular stockholder, and stockholders should consult their own tax advisors regarding the tax consequences, including state, local and foreign tax consequences, relevant to their particular circumstances.

(1) The value of a Right will not be includible in the income of a stockholder at the time the Right is issued.

(2) The basis of a Right issued to a stockholder will be zero, and the basis of the share with respect to which the Right was issued (the old share) will remain unchanged, unless either (a) the fair market value of the Right on the date of distribution is at least 15% of the fair market value of the old share, or (b) the stockholder affirmatively elects (in the manner set out in Treasury Regulations under the Code) to allocate to the Right a portion of the basis of the old share. If either (a) or (b) applies, the stockholder must allocate basis between the old share and the Right in proportion to their fair market values on the date of distribution.

(3) The basis of a Right purchased in the market will generally be its purchase price.

(4) The holding period of a Right issued to a stockholder will include the holding period of the old share.

(5) No loss will be recognized by a stockholder if a Right distributed to the stockholder expires unexercised because the basis of the old share may be allocated to a Right only if the Right is exercised. If a Right that has been purchased in the market expires unexercised, there will be a recognized loss equal to the basis of the Right.

(6) Any gain or loss on the sale of a Right will be a capital gain or loss if the Right is held as a capital asset (which in the case of Rights issued to stockholders will depend on whether the old share is held as a capital asset), and will be a long-term capital gain or loss if the holding period is deemed to exceed one year.

(7) No gain or loss will be recognized by a stockholder upon the exercise of a Right, and the basis of any Share acquired upon exercise (the new Share) will equal the sum of the basis, if any, of the Right and the Subscription Price for the new Share. The holding period for the new share will begin on the date when the Right is exercised.

Employee Plan Considerations

Stockholders whose shares are in employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (including corporate savings and 401(k) plans), Keogh or H.R. 10 plans of self-

employed individuals and individual retirement accounts should be aware that additional contributions of cash to the employee retirement plan (other than rollover contributions or trustee-to-trustee transfers from other employee retirement plans) in order to exercise Rights would be treated as contributions to the employee retirement plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions. In the case of employee retirement plan qualified under Section 401(a) of the Code and certain other employee retirement plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. In addition, there may be other adverse tax and ERISA consequences if Rights are sold or transferred by an employee retirement plan.

Employee retirement plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income (“UBTI”) under Section 511 of the Code. If any portion of an individual retirement account (“IRA”) is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules that may affect the exercise of Rights. Due to the complexity of these rules and the penalties for noncompliance, employee retirement plans should consult with their counsel and other advisers regarding the consequences of their exercise of Rights under ERISA and the Code.

Distribution Arrangements

UBS Securities LLC, which is a broker-dealer and member of the National Association of Securities Dealers, Inc., will act as dealer manager for the Offer. Under the terms and subject to the conditions contained in the Dealer Manager Agreement among the Fund, HCC and the Dealer Manager (the “Dealer Manager Agreement”), the Dealer Manager will provide financial structuring services and marketing services in connection with the Offer and will solicit the exercise of Rights and participation in the over-subscription privilege. The Offer is not contingent upon any number of Rights being exercised. The Fund has agreed to pay the Dealer Manager a fee for its financial structuring, marketing and soliciting services equal to 3.50% of the aggregate Subscription Price for Shares issued pursuant to the Offer. The Dealer Manager fee will be borne by the Fund and indirectly by all of the Fund’s stockholders, including those who do not exercise their Rights.

The Dealer Manager will reallow to broker-dealers included in the selling group to be formed and managed by the Dealer Manager selling fees equal to 2.50% of the Subscription Price per share for each Share issued pursuant to the Offer as a result of their selling efforts. In addition, the Dealer Manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of Rights solicitation fees equal to 0.50% of the Subscription Price per share for each Share issued pursuant to exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based on the number of Shares held by each broker-dealer through DTC on the Record Date. Fees will be paid to the broker-dealer designated on the applicable portion of the subscription certificates or, in the absence of such designation, to the Dealer Manager.

The Fund and the Adviser have each agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act. The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by the Dealer Manager Agreement except for any act of bad faith, willful misconduct or gross negligence of the Dealer Manager or reckless disregard by the Dealer Manager of its obligations and duties under the Dealer Manager Agreement. In addition, the Fund has agreed to pay the Dealer Manager an amount up to $100,000 as a partial reimbursement for its expenses in connection with the Offer.

Prior to the expiration of the Offer, the Dealer Manager may independently offer for sale Shares, including Shares acquired through purchasing and exercising Rights, at prices it sets. Although the Dealer Manager may realize gains and losses in connection with such purchases and sales, such offering of Shares is intended by the Dealer Manager to facilitate the Offer and any such gains or losses are not expected to be material to the Dealer Manager, and in any event will not exceed 0.015% of the aggregate Subscription Price of the Shares sold pursuant to the Offer. The Dealer Manager’s fee for its financial structuring, marketing and soliciting services is independent of any gains or losses that may be realized by the Dealer Manager through the purchase and exercise of Rights.

In the ordinary course of their businesses, the Dealer Manager and/or its affiliates may engage in investment banking or financial transactions with the Fund, the Adviser and their affiliates.

The principal business address of UBS Securities LLC is 299 Park Avenue, New York, New York 10171.

Certain Effects of the Offer

The Adviser will benefit from the Offer because the investment advisory fee is based on the Fund’s average monthly net assets. It is not possible to state precisely the amount of additional compensation the Adviser will receive as a result of the Offer because it is not known how many Shares of the Fund’s Common Stock will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, assuming (i) all Rights are exercised, (ii) the Fund’s average weekly NAV during 2007 is $22.03 per share (the NAV per share on May 17, 2007) and (iii) the Subscription Price is $18.71 per share (92.5% of the last reported sale price of a share of the Fund’s Common Stock on May 17, 2007), and after giving effect to Dealer Manager fees and other offering expenses, the Adviser would receive additional advisory fees of approximately $210,062 for 2007. In addition, two of the Directors who voted to authorize the Offer are “interested persons” (as defined in the 1940 Act) of the Adviser. The other Directors who voted to authorize the Offer are not affiliated with the Adviser. See “Management of the Fund” in the prospectus and SAI.

Investment Considerations

Upon completion of the Offer, stockholders who do not exercise their Rights fully will own a smaller proportional interest in the Fund than would be the case if the Offer had not been made. In addition, because the Subscription Price per Share will be less than the then NAV per share of the Fund’s Common Stock, the Offer will result in a dilution of NAV per share of the Fund’s Common Stock for all stockholders, irrespective of whether they exercise all or any portion of their Rights. Although it is not possible to state precisely the amount of such a decrease in value, because it is not known at this time what the Subscription Price will be, what the NAV per share will be at the Expiration Date or what proportion of Shares will be subscribed for, the dilution could be substantial. For example, assuming that all Rights are exercised, that the Fund’s NAV on the Expiration Date is $22.03 per share (the NAV per share on May 17, 2007), and that the Subscription Price is $18.71 per share (92.5% of the last reported sale price of a share of the Fund’s Common Stock on May 17, 2007), the Fund’s NAV per share on this date would be reduced by approximately $1.05 per share, after giving affect to Dealer Manager fees and other offering expenses, estimated at $500,000, payable by the Fund. Record Date Stockholders will experience a decrease in the NAV per share held by them, irrespective of whether they exercise all or any portion of their Rights. The distribution of Rights, which may themselves have value, will afford non-participating stockholders the potential of receiving a cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for the economic dilution of their interests.

Important Dates to Remember

Record Date	May 24, 2007
Subscription Period	May 24, 2007 to June 22, 2007	*
Final Day Rights Will Trade on NYSE	June 21, 2007	*
Expiration Date and Pricing Date	June 22, 2007	*
Payment for Shares or Notices for Guarantees of Delivery Due	June 22, 2007	*
Payment for Guarantees of Delivery Due	June 27, 2007	*
Confirmation Mailed to Participants	June 29, 2007	*
Final Payment for Shares Due	July 16, 2007	*†

*	Unless the Offer is extended.
†	See “The Offer—Payment for Shares.”

USE OF PROCEEDS

Assuming all Shares in the Offer are sold at an estimated Subscription Price of $18.71 per share, the net proceeds of the Offer are estimated to be approximately $147 million after payment of the Dealer Manager fees and estimated offering expenses. The Fund, however, does not know whether all Rights will be exercised in full, and the Subscription Price will not be determined until the close of business on the Expiration Date of the Offer. The net proceeds will be invested in accordance with the policies set forth under “Investment Objective and Policies.” Assuming current market conditions, the Fund estimates that the net proceeds of the Offer will be substantially invested in accordance with its investment objective and policies within six to twelve months of the completion of the Offer, depending on the public or private nature of the investment. Pending such investment, the proceeds may be invested in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. See “Investment Objective and Policies.”

THE FUND

The Fund is a non-diversified closed-end investment management company, which was incorporated in Delaware on October 24, 1986. The Fund commenced investment operations on August 27, 1987 following an initial public offering of the Fund’s Common Stock. The Fund changed its name from “The Helvetia Fund, Inc.” to “The Swiss Helvetia Fund, Inc.” on May 16, 1990. Shares of the Fund’s Common Stock are traded on the NYSE under the symbol “SWZ.” The Fund’s principal office is located at 1270 Avenue of the Americas, Suite 400, New York, New York 10020, and the Fund’s telephone number is 1-212-332-2760.

The following provides information about the Fund’s outstanding shares as of May 1, 2007:

		Amount Held
	Amount	by the Fund or	Amount
Title of Class	Authorized	for its Account	Outstanding

Common Shares	50,000,000	0	24,397,655

The Fund’s Common Stock is, and the Shares offered for subscription pursuant to the Offer will be, listed on the NYSE. From the Fund’s inception in August 1987 through December 31, 2006, the Fund’s Common Stock has traded at both discounts from and premiums to its NAV. During that period, the Fund’s Common Stock generally traded at a discount from NAV, with its greatest discount from NAV of 26.24% on August 31, 1998, and its greatest premium to NAV of 15.99% on December 31, 1989. During 2006, the Fund’s discount decreased significantly to reach a low of 6.28% at the end of the year. Management of the Fund has not determined the reasons why the Fund’s Common Stock has generally traded at a discount to NAV, nor can they predict whether the Fund’s Common Stock will continue to trade at a discount to NAV, and if so, the level of such discount. Shares of closed-end investment companies frequently trade at a discount to NAV, which may widen after the commencement of a rights offering similar to the Offer.

The NAV per share of the Fund’s Common Stock at the close of business on May 17, 2007 (the last trading date prior to the date of this prospectus on which the Fund determined its NAV) was $22.03 and the last reported sale price of a share on the NYSE on that day was $20.23.

The following table sets forth for the Fund’s Common Stock for the periods indicated: (i) the per share NAV corresponding to the high/low market price for each quarter, (ii) the per share high and low market price on the NYSE, (iii) the discount or premium to NAV of each high/low market price and (iv) the total volume of trading on the NYSE during the period.

							Volume of
	NAV(1)		Market Price(2)		(Discount)/Premium to NAV(%)		Trading (Shares)
	High	Low	High	Low	High	Low	in mil.(2)

Fiscal Year 2005	$18.99	$15.87	$16.48	$13.50	(12.2)	(16.7)	7.44
March 31, 2005	17.33	16.07	14.86	13.86	(12.2)	(15.7)	1.80
June 30, 2005	16.89	15.98	14.30	13.57	(13.2)	(16.1)	1.35
September 30, 2005	17.87	15.87	15.11	13.50	(14.1)	(16.7)	1.92
December 31, 2005	18.99	17.31	16.48	14.62	(12.3)	(16.4)	2.36
Fiscal Year 2006	22.32	17.94	20.91	15.57	(6.3)	(14.2)	6.43
March 31, 2006	19.29	17.94	16.89	15.57	(10.3)	(14.2)	1.34
June 30, 2006	21.24	18.08	19.02	15.63	(8.4)	(13.5)	1.82
September 30, 2006	20.61	18.26	18.98	16.25	(7.4)	(12.4)	1.56
December 31, 2006	22.32	20.41	20.91	18.82	(6.3)	(10.0)	1.72
Fiscal Year 2007	21.98	20.42	20.50	18.51	(5.8)	(10.0)	2.31
March 31, 2007	21.98	20.42	20.50	18.51	(5.8)	(10.0)	2.31

(1)	Based on the Fund’s computations, calculated on the immediately preceding last business day of the week, or if such high or low market price occurred on the last business day of the week, on such business day.
(2)	As reported by the NYSE.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective and Strategies

The Fund’s investment objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in the limited instance where: (1) the Fund holds an investment in a Swiss company, (2) such Swiss company undergoes a merger, takeover, reorganization or other form of business combination with a non-Swiss issuer (a “reorganization”) or reorganizes (or “redomiciles”) itself as a new corporate entity outside of Switzerland and (3) the Fund, as a stockholder in the Swiss company, acquires equity or equity-linked securities in the non-Swiss issuer as a result of the transaction. The Fund would be permitted, but not required, to reacquire equity and equity-linked securities of Swiss companies that have redomiciled, so long as the Fund held an investment in the Swiss company at or before the time the company redomiciled. The Fund’s investment objective is fundamental and may not be changed without the approval of a majority of the Fund’s outstanding voting securities.

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets, plus borrowings for investment purposes, in Swiss-equity and equity linked securities that are traded on a Swiss stock exchange, traded at the pre-bourse level of one or more Swiss stock exchanges, traded through a market maker or over the counter in Switzerland. The Fund also may invest in Swiss-equity and equity-linked securities of Swiss companies that are traded on other major European stock exchanges. Equity and equity-linked securities include registered shares, bearer shares, participation and dividend certificates, convertible bonds and bonds with warrants attached and unattached warrants.

For defensive purposes, during a period in which changes in Swiss equity markets or other adverse economic conditions or changes in Swiss political conditions warrant, the Fund may temporarily reduce its position in equity securities and invest in Sfr-denominated bank deposits, short-term debt or money market instruments.

At the Fund’s 2006 Annual Meeting of Stockholders, stockholders approved various changes to the Fund’s investment objective and fundamental investment policies and restrictions, including changes to permit the Fund to (i) invest in securities of Swiss Real Estate Companies and acquire, hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions or an interest in real estate as a result of the Fund’s ownership of such securities and (ii) acquire equity and equity-linked securities of non-Swiss companies in limited instances. Additionally, at a Board meeting in December 2006, the Board approved a proposal to permit the Fund to invest a portion of its assets in investment companies and in certain pooled investment vehicles, including those that invest in private equity by investing in private equity funds (so-called “funds of funds”) or by making direct private equity investments, including in infrastructure projects and real estate investments. As a result of these recent changes, the Fund is seeking to raise capital through the Offer to invest additional assets in these newly-permitted investments.

At that meeting, stockholders also approved proposals to permit the Fund to (i) leverage up to 10% of its total assets (including the amount borrowed) and (ii) engage in certain options transactions. The Fund may borrow money for investment purposes and as a temporary measure for various purposes, including the payment of dividends. The Fund currently intends to enter into options to hedge market risk and to generate income.

No assurance can be given that the Fund’s investment objective will be achieved.

Investment Philosophy and Process

In making investment decisions with respect to common stocks and other equity securities, the Adviser utilizes a macro-economic top-down approach to narrow the universe of possible investments, focusing on certain factors, including market volatility, interest rates and inflation forecasts, capacity, gross domestic product growth and earnings growth. Next, the Adviser relies on a fundamental analysis of each industry, and, within that industry, each company. Securities are evaluated for the opportunity for capital appreciation as well as for their potential to provide regular income and growth of income. The Adviser reviews each company’s potential for success in light of general economic and industry trends, as well as the company’s quality of management, financial condition, business plan, industry and sector market position, dividend payout ratio and corporate governance. Fundamental research efforts are enhanced through communication among the portfolio managers and the company’s management team, who conduct internal research and extract information from external research. The portfolio managers communicate frequently with external analysts, and in-person visits with company management, together with local knowledge, help to provide opinions critical to investing in Swiss companies.

Portfolio Composition

The following table shows the breakdown of the Fund’s holdings by type of security held:

Composition of Portfolio Securities
(as of December 31, 2006)

	% Holdings

Equity Securities
Registered Shares	88.1%
Bearer Shares	5.9%
Participation and Dividend Certificates	14.0%

Total		108.0%

Equity Linked Securities	0.0%
Cash and Cash Equivalents	(8.0)%

Total		100.0%

Source: SWZ Weekly Report from Citigroup Fund Services.

As a non-diversified investment company, there is no restriction on the percentage of the Fund’s assets that may be invested at any time in the securities of any one issuer, other than the diversification requirements applicable to regulated investment companies under the Code. To the extent the Fund chooses to concentrate a portion of its investments in the securities of a smaller number of issuers, there is a risk that a decline in the value of such securities might have an adverse effect on the Fund’s net asset value and the market price of the Common Stock, as well as the risk that the Fund might experience difficulty in selling such securities.

The Fund generally does not expect to concentrate its investments in any one industry. Where appropriate opportunities exist, however, the Fund may invest a substantial portion (subject to the Fund’s investment restriction on concentration) of its assets in an industry or group of industries. In selecting industries and companies for investment, the Adviser in general considers available information concerning a company’s overall growth prospectus, competitive position in the relevant markets, quality and experience of management, technology, research and development, productivity, labor costs, raw material cost and sources, profit margins, return on investment, capital resources, regulation by Swiss governmental authorities and other relevant factors.

There is no restriction on the market capitalization range or the actual market capitalization of the individual companies in which the Fund may invest. The Fund may invest in securities of companies with small, medium or large market capitalizations.

The Fund purchases and holds securities for long-term capital appreciation and does not expect to trade securities for short-term gain. The Fund’s portfolio turnover rate in 2005 and 2006 was 37% and 34%, respectively, and it is anticipated, absent unusual circumstances, that the Fund’s annual portfolio turnover rate will not exceed 50%. The portfolio turnover rate is calculated by dividing the lesser of proceeds of sales or cost of purchases of portfolio securities (excluding debt securities having a maturity of one year or less at the date of purchase) by the average monthly value of the Fund’s portfolio securities.

The following table sets forth value of the ten largest holdings of the Fund, and the portion of the Fund’s total investments they represent:

	Value of Fund’s Investment in	Percent of Fund’s
Top Ten Holdings	Company at December 31, 2006 ($)	Total Net Assets (%)

Roche Holdings	70,166,298	14.0
Nestle SA	64,735,398	12.9
Novartis AG	55,764,930	11.1
UBS AG	52,775,866	10.5
Actelion Ltd.	29,184,491	5.8
Basilea Pharmaceutical	27,255,346	5.4
Credit Suisse Group	26,538,052	5.3
BKW FMB Energie AG	24,587,683	4.9
Galencia Holding AG	21,232,029	4.2
Julius Baer Holding AG	18,645,302	3.7

	390,885,395	77.8

Source: SWZ Weekly Report from Citigroup Fund Services.

As of December 31, 2006, the Fund’s five largest and ten largest holdings accounted for, respectively, 50.2% and 72.0% of the Fund’s total portfolio. This concentration is representative of the highly concentrated Swiss securities market in which the ten largest companies account for 76.2% of the total capitalization of the Swiss securities market. In addition, as of December 31, 2006, 62% of the Fund’s total assets were invested in large cap companies, and approximately 37% of the Fund’s total assets were invested in small- and mid-cap companies.

The following table sets forth the breakdown of the SPI* and the Fund’s investments by industry, as of December 31, 2006:

	SPI (%)	Fund (%)

Health Care	30.3	39.2	**
Banks	21.0	16.9
Food & Beverages	15.0	14.8
Utility Suppliers	0.3	6.4
Industrial Goods & Services	8.5	6.1
Retailers	0.4	5.8
Insurance	8.6	3.9
Financial Services	2.2	3.7
Chemical	3.8	3.5
Basic Resources	0.1	2.9
Construction & Materials	3.0	1.8
Personal & Household Goods	4.2	1.7
Technology	1.3	1.2
Oil & Gas	0.3	0.0
Automobile & Parts	0.0	0.0
Media	0.2	0.0
Travel & Leisure	0.2	0.0
Telecommunications	0.7	0.0
Cash Equivalents	0.0	(8.0)

Total	100.0	100.0

*	The Swiss Performance Index of Swiss Shares (the “SPI”) is the main overall market index in Switzerland. It is a dividend-corrected index that includes all SWX Swiss exchange-traded equity securities of companies domiciled in Switzerland or the Principality of Liechtenstein. The SPI does not include equity securities with a free float of less than 20% or shares of investment companies.
**	This includes Biotechnology (13.66%) and Medical Technology (0.51%)

Source: SWZ Annual Report, SWX Swiss Exchange (Statistical Monthly Report), December 31, 2006.

Common Stocks

Common stocks represent the residual ownership interest in the issuer, and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of bonds and warrants or a combination of the features of several of these securities. Investment characteristics of convertible securities vary widely, which allows these securities to be employed for a variety of investment strategies.

Investment Companies and Other Pooled Investment Vehicles

The Fund may invest in other investment companies, and may invest up to 5% of its total assets in pooled investment vehicles that invest in private equity by investing in private equity funds (so-called “funds of funds”) or by making direct private equity investments, including in infrastructure projects and real estate investments. The Fund is only permitted to invest in investment companies to the extent permitted by the 1940 Act, and as consistent with the Fund’s investment objective and policies. Investments in private equity funds and other pooled investment vehicles are not subject to the limitations on investing in investment companies imposed by the 1940 Act.

The Board of Directors has limited the Fund’s permitted investments in pooled investment vehicles to “Swiss Funds.” A pooled investment vehicle is considered to be a Swiss Fund (1) if it is organized in or has its principal place of business in Switzerland; or (2) if, based on the pooled investment vehicle’s offering materials and other written communications, it intends to have at least 40% of its assets or investments in Switzerland. The Fund is not required to comply with this test during the “invest up” or “winding down” periods (as defined in a fund’s offering materials or other written communications) of its investment in a fund. In addition, any Swiss Fund also must meet the following three-part test:

•	Countries. It must have at least 70% of its total assets invested in companies in developed markets and may have no more than 30% of its total assets invested in emerging market countries or issuers.

•	Currencies. It must have at least 70% of its underlying investments denominated in currencies of countries in developed markets. A pooled vehicle that satisfies the first part of the test also will be deemed to satisfy this part.

•	Pricing. Pooled investment vehicles that are not listed on an exchange must (i) invest in exchange-listed issuers or securities that can be readily valued or (ii) provide HCC fair valuations of its underlying investments either through regular stockholder communications or through other written means that, based on information reasonably available at the time the valuation is made, HCC believes to be reliable.

HCC expects that pooled investment vehicles investing in private equity transactions will be listed on Swiss or other European exchanges, but cannot predict that the Fund would only invest in these pooled investment vehicles. Any of the Fund’s holdings in Swiss Funds that are purchased in private transactions will be illiquid and subject to the Fund’s 10% limit on investments in illiquid securities.

Private equity funds are typically structured as either limited partnerships or limited liability companies with a fixed-life, usually around ten years. The general partner of the private equity fund, who also is typically its adviser, makes investments, monitors them and finally exits them for a return on behalf of the limited partners, which are investors such as the Fund. The private equity fund’s assets are typically invested within three to five years, and after all investments are fully divested, the private equity fund can be terminated. Every investor in a private equity fund commits to investing a specified sum of money in that fund over a specified period of time and the fund records this as its capital commitment. The sum of capital commitments is equal to the size of the private equity fund. Limited partners and the general partner must make a capital commitment to participate in a private equity fund.

Illiquid and Restricted Securities

The Fund may invest up to 10% of its total assets in illiquid securities (i.e., securities that are not readily marketable). For this purpose, illiquid securities include, but are not limited to, private equity investments, restricted securities (securities the disposition of which is restricted under the Federal securities laws) and securities that may be resold pursuant to Rule 144A under the Securities Act but that are deemed to be illiquid.

The Board of Directors has the ultimate authority to determine, to the extent permissible under the Federal securities laws, which securities are liquid or illiquid for purposes of this 10% limitation. The Board of Directors has delegated to the Adviser the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board and/or the Adviser will consider factors such as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments) and (iii) other permissible relevant factors.

Private Equity Investments.  Private equity investments commonly refer to any type of equity investment in an asset in which the equity is not freely tradeable on a public stock market. More accurately, private equity refers to the manner in which the funds have been raised, namely on the private markets, as opposed to the public markets. Categories of private equity investments include, but are not limited to, leveraged buyout, venture capital, growth capital, angel investing, mezzanine capital and others. Because private equity investments are not listed on an exchange, if the Fund seeks to sell a private equity investment, it must find a buyer in the absence of a traditional marketplace such as a stock exchange.

Swiss Real Estate Companies

The Fund may invest in equity and equity-linked securities issued by Swiss Real Estate Companies. The Fund considers a real estate company to be a company that derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or has at least 50% of its assets in real estate investments. The Fund considers a real estate company to be a Swiss Real Estate Company if it: (1) is organized in or has its principal office in Switzerland or (2) has a significant amount of real estate assets or investments in Switzerland, even if it is organized or its principal office is outside of Switzerland. The Fund’s investment in Swiss Real Estate Companies is deemed to be an investment in Swiss equity or equity-linked securities for purposes of the Fund’s investment objective.

The Fund’s investments in REITs may include investing in “equity” REITs, “mortgage” REITs and “hybrid” REITs. Equity REITs are companies that invest the majority of their assets directly in real property and derive their income from rents, royalties and lease payments, as well as from capital gains from the sale of such properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their revenues primarily from the interest that they earn on the mortgage loans. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. A REIT in the United States is generally not taxed on income distributed to stockholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income to such stockholders. Some countries have a REIT structure very similar to the United States. Other countries have REIT structures that are different from the United States in terms of tax requirements/benefits or scope of qualifying business activities. In addition, there are other countries that have not adopted a REIT structure in any form, although some of these countries are considering adopting a REIT structure.

The Fund also may acquire real estate or mortgages on real estate as a result of default, liquidation or other distributions of an interest in real estate solely as a result of the Fund’s ownership of Swiss Real Estate Companies.

Options Transactions

The Fund may engage in certain options transactions which are considered derivative instruments. The Fund may engage in the following options transactions: (i) buying calls on securities in which the Fund can invest; (ii) buying calls on Swiss stock indices; (iii) writing covered calls on securities in which the Fund can invest; (iv) buying puts on these types of securities; and (v) buying puts on Swiss stock indices. The Fund may engage in these options transactions on an established Swiss exchange, European exchange (e.g., Eurex) or through privately negotiated transactions referred to as over-the-counter options. HCC may utilize options contracts to manage the Fund’s exposure to changing security prices and to generate income.

The Fund may write (i.e., sell) covered call options with respect to specific securities in which the Fund may invest. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. A covered call option is a call option with respect to which the Fund owns the underlying security, has an absolute and immediate right to acquire that security without additional cash consideration or otherwise covers the transaction by segregating permissible liquid assets. The Fund receives a premium from writing covered call options which it retains whether or not the option is exercised, although by writing a call option the Fund forgoes any appreciation in the subject securities above the exercise price if the option is exercised by the purchaser of the option.

The Fund also is permitted to purchase put and call options in respect of specific securities in which the Fund may invest (or groups or “baskets” of specific securities) or Swiss stock indices. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. The Fund will pay premiums to purchase put and call options, whether or not the options are exercised. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

Short-Term and Temporary Investments

With the exception of three-, six- and twelve-month money market certificates (Treasury Certificates) of the Swiss Confederation, the Swiss short-term debt market offers few money market instruments. As a result, most short-term investments in Switzerland are in the form of interest-bearing time deposits with banks. The Fund limits its short-term investments in such time deposits to those with banks rated Aa or better by Moody’s Investors Services, Inc. or AA or better by Standard & Poor’s Ratings Group at the time of investment, or to unrated instruments, which, in the judgment of the Adviser, are of equivalent quality.

USE OF LEVERAGE

The Fund is permitted, but not required, to borrow up to 10% of the Fund’s total assets (including the amount borrowed) for investment purposes. HCC may use this ability to leverage a portion of the Fund’s assets to promote investment flexibility and to seek to ensure that the Fund has funds available for investment in attractive opportunities, without requiring the Fund to sell existing investments. Any borrowings will have seniority over the Fund’s Common Stock. Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after any borrowing the value of the Fund’s assets, plus the amount borrowed, less liabilities other than the principal amount represented by the borrowings, is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the value of the Fund’s net assets, plus the amount borrowed, less liabilities other than the principal amount represented by borrowings, is at least 300% of such principal amount.

The Fund may be subject to certain restrictions on borrowings imposed by a lender that may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these restrictions will impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

There is no assurance that the Fund will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of its total return. The net asset value of the Common Stock may be reduced by the issuance costs of any leverage. Leverage is a speculative technique and there are special risks and costs associated with leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Assuming that borrowings will represent in the aggregate approximately 10% of the Fund’s total assets (including the amount borrowed) and pay a payment rate set by an interest rate transaction at an annual average rate of 3.21%, the income generated by the Fund’s portfolio (net of estimated expenses) must exceed 0.32% in order to cover such payment rates and other expenses specifically related to borrowings. Of course, these numbers are merely estimates, used for illustration. Actual interest or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is designed to illustrate the effect of such borrowings on the Fund’s total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund’s portfolio net of expenses) of (10%), (5%), 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further reflects borrowings representing approximately 10% of the Fund’s total assets (including the amount borrowed), and the Fund’s currently projected annual borrowing interest rate or payment rate set by an interest rate transaction of 3.21%. Only holders of the Fund’s Common Stock bear the cost of the Fund’s fees and expenses, including the costs associated with any leverage.

Assumed Portfolio Total Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Fund Total Return	(11.32)%	(5.82)%	(0.32)%	5.18%	10.68%

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

RISK FACTORS

Risk is inherent in all investing. Before exercising Rights pursuant to the Offer, you should consider carefully the following risks that you assume by investing in the Fund.

General Risks of Investing in the Fund

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective.

Investment and Market Risk

An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Common stock prices, including the prices of shares of the Fund’s Common Stock are sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock generally. Common stock prices, like other investments, may move up or down, sometimes rapidly and unpredictably. In addition, market prices of the Fund’s shares of Common Stock may be affected by investors’ perceptions regarding closed-end funds generally or the Fund’s specific underlying investments. At any point in time, shares of the Fund’s Common Stock may be worth less than what a stockholder invested, even after taking into account the reinvestment of Fund dividends and distributions.

Dilution of Net Asset Value

Stockholders will experience a dilution of the aggregate net asset value per share of Common Stock upon the completion of the Offer because the Subscription Price will be less than the Fund’s current net asset value per share. This dilution, which may be substantial, will be experienced by all stockholders, irrespective of whether they exercise all or any portion of their Rights. Also, stockholders who do not fully exercise their Rights should expect that they will own a smaller proportional interest in the Fund after the completion of the Offer. The distribution to stockholders of the Rights which themselves may have value will afford non-participating stockholders the potential to receive a cash payment upon sale of their Rights, receipt of which may be viewed as partial compensation for the dilution of their interest in the Fund. No assurance can be given that a market for the Rights will develop, or as to the value, if any, that the Rights will have.

Market Price Discount from Net Asset Value

Shares of closed-end funds, such as the Fund, frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities. The amount of such discount from NAV is subject to change from time to time in response to various factors. Whether investors will realize gains or losses upon the sale of shares will depend not upon the Fund’s NAV, but entirely upon whether the market price of the shares at the time of sale is above or below an investor’s purchase price for the shares. The Fund’s Common Stock is designed primarily for long-term investors, and stockholders should not view the Fund as a vehicle for trading purposes.

The risk of market price discount may be greater for Fund investors expecting to sell their shares in a relatively short period of time after purchase because, for those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The price of the Fund’s Common Stock will fluctuate with, among other factors, supply and demand for the Common Stock, price changes of the Fund’s portfolio securities, changes in the exchange rate between the Swiss franc and the U.S. dollar and general economic conditions in Switzerland and the United States. Payment of the offering expenses of the Offer out of the proceeds from the Offer will reduce the Fund’s NAV per share, which will increase the risk that investors who sell their Shares shortly after the Offer will receive less than they paid for their Shares at the time of the Offer.

Foreign Securities Risk

In addition to the specific risks associated with investing in Swiss securities, investments in foreign securities involve certain risks not involved in domestic investments, including, but not limited to:

•	fluctuations in foreign exchange rates;

•	future foreign economic, financial, political and social developments;

•	different legal systems;

•	the possible imposition of exchange controls or other foreign governmental laws or restrictions;

•	lower trading volume;

•	much greater volatility and illiquidity of certain foreign securities markets;

•	different trading and settlement practices;

•	less governmental supervision;

•	regulation changes;

•	less publicly available information about companies due to less rigorous disclosure requirements;

•	high and volatile rates of inflation;

•	fluctuating interest rates; and

•	different accounting, auditing and financial record-keeping standards and requirements.

Specific risks associated with investing in the Swiss equities markets are discussed below under “General Risks of Investing in Swiss Securities.”

Equity Securities Risk

The Fund invests principally in common stocks. Common stocks are subject to special risks. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund will invest are typically subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets, and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Convertible Securities Risk

The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.

Illiquid and Restricted Securities Risk

The Fund may invest up to 10% of its net assets in restricted securities and other investments that may be illiquid. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Private Equity Securities. In addition to the general risks associated with investing in illiquid and restricted securities, the Fund would be subject to heightened liquidity risks in respect of investing a greater percentage of its total assets in private equity securities, including: (i) lack of a public market; (ii) dependence on an exit strategy, such as an initial public offering or sale of a business, which may not occur to realize the anticipated value of an investment or even dispose of the investment without a significant or total loss; and (iii) dependence on managerial assistance provided by other investors and the willingness of other investors or third parties to provide additional financial support to the issuer.

Depending on the specific facts and circumstances of a private equity security investment, there may not be a reasonable basis to revalue it for a substantial period of time after the Fund’s investment. It is possible that the fair value attributed to the investment may not accurately reflect its actual value and, consequently, the net asset value and/or market value of the Fund’s shares may not reflect the actual values of the Fund’s portfolio. In addition, the Fund’s net asset value may change substantially in a short time as a result of developments at the companies in which the Fund invests. If the Fund increases the percentage of its total assets invested in private equity securities, changes in the Fund’s net asset value may be more pronounced than with other funds that do not invest in private equity securities.

The business of identifying attractive investments in private equity securities of the types contemplated for the Fund is competitive and involves a high degree of uncertainty. Furthermore, the availability of investment opportunities in private equity securities generally will be subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. Accordingly, there can be no assurance that the Fund will be able to identify attractive investments in private equity securities.

Risk of Investing in Investment Companies and Other Pooled Investment Vehicles

As a stockholder in an investment company or a pooled investment vehicle, the Fund would bear its ratable share of that fund’s expenses, and would remain subject to payment of the Fund’s advisory and other fees and expenses with respect to assets so invested. Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies or pooled investment vehicles. A profit-sharing fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation. The Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company or pooled investment vehicle. The securities of other investment companies and pooled investment vehicles also may be leveraged and may, depending on the extent of leverage, be subject to greater leverage risks than to which the Fund is subject.

Investment companies and pooled investment vehicles may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies or pooled investment vehicles, the Fund will be dependent upon the investment and research abilities of persons other than the Adviser.

Private Equity Funds.  Investments in private equity funds are “illiquid.” It will be difficult for the Fund to gain access to, or liquidate, its capital contribution as these assets are “locked-up” in long-term investments by the private equity fund that usually last for approximately ten years and sometimes longer. Distributions are made only as investments are converted to cash, and the Fund typically will have no right to demand that sales be made. As such, the Fund and its stockholders may not see a realized return on an investment in a private equity fund for a number of years after its initial capital contribution.

In addition to the general risks associated with private equity investments described above, the Fund may have limited access to information concerning the underlying fund and its investments. For funds that are not listed on an exchange, HCC will fair value the Fund’s investment pursuant to procedures approved by the Fund’s Board. The valuation ordinarily will be the value determined at the end of a fund’s fiscal period in accordance with the fund’s valuation policies. The fair value of the Fund’s investment in a fund represents the amount that the Fund could reasonably expect to receive from a fund if the Fund’s investment were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that HCC believes to be reliable. In the unlikely event that a fund does not report a value to HCC on a timely basis, HCC would determine the fair value of the fund based on the most recent value reported by the fund, as well as any other relevant information available at that time. Although HCC will review the valuations provided by the funds, HCC may not be able to confirm independently the accuracy of such valuations.

Swiss Real Estate Company Risk

In addition to the general risks associated with investing in Swiss equity and equity-linked securities discussed below under “—General Risks of Investing in Swiss Securities—Swiss Securities Risk,” the Fund’s investments in Swiss Real Estate Companies will be linked to the performance of the Swiss real estate markets. The Fund will not invest in real estate directly (except as described below), but only in securities issued by Swiss Real Estate Companies. However, these investments are subject to the risks associated with the direct ownership of real estate.

Real Estate—General.  Real property investments are subject to varying degrees of risk. The price of real estate company shares may decline because of the failure of borrowers to pay their loans and poor management. Many real estate companies also utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. If real estate properties do not generate sufficient income to meet operating expenses, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. A real estate company also may have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to these properties may be limited.

The performance of the Swiss economy and the economies of any other countries and regions in which the real estate owned by a portfolio company may be located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. There also are risks associated with particular sectors of real estate investments, such as in the retail, office, hotel, healthcare and multifamily sectors, each of which will be affected by the economic health of the sector specifically and the overall economy generally, demographic changes, spending patterns, governmental regulations, competition and obsolescence.

Swiss Real Estate Restrictions.  The acquisition of real estate in Switzerland by non-residents is currently subject to authorization according to the Federal Statute on Acquisition of Real Property by Non-Residents (Lex Koller). Each canton has jurisdiction over the real properties located therein and has control over authorizing such acquisitions. If the canton is under an obligation to authorize the acquisition, the acquisition must be validly authorized prior to executing the transaction and registering ownership of the land. There are certain exemptions from authorization. For example, no authorization is required if the acquired real property is used as permanent business establishment. In addition, the purchase of shares in Swiss Real Estate Companies that are listed on a Swiss stock exchange is not subject to approval. The purchase of shares of a Swiss Real Estate Company that is not listed on a Swiss stock exchange is limited to 33% of the share capital or the voting rights of that company.

If the provisions of the Lex Koller, or the corresponding administrative practice, were tightened, it could further restrict the acquisition of real estate in Switzerland or the acquisition of shares of Swiss Real Estate Companies by non-residents. The introduction of such restrictions could negatively affect the demand for real estate and result in a corresponding loss of value of existing real estate investments. Such restrictions could also mandate that certain real estate properties would have to be sold or restrict trading in shares of certain Swiss Real Estate Companies.

The Fund does not intend to acquire any direct interest in residential real estate in Switzerland.

Real Estate Investment Trusts.  A REIT (or REIT-like structure) is dedicated to owning, and usually operating, income producing real estate, or to financing real estate. Such companies normally derive income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. Investing in REITs or REIT-like structures involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to stockholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs or REIT-like structures may experience delays in enforcing their rights as a mortgagee or lessor and may incur substantial costs associated with protecting their investments. REITs also may fail to qualify under any tax provisions pursuant to which they were structured, and the application of unanticipated taxation may significantly reduce the return to the Fund.

The Fund also may acquire real estate or mortgages on real estate as a result of default, liquidation or other distributions of an interest in real estate solely as a result of the Fund’s ownership of Swiss Real Estate Companies. The Fund may have difficulty enforcing its rights as a mortgagee or lessor and may incur substantial costs in connection with protecting its investments.

Options Risk

The Fund may engage in certain options transactions (relating to securities in which the Fund can invest and Swiss stock indices) which are considered derivative instruments. The use of these types of options involves risks different from or possibly greater than, the risks associated with investing directly in the underlying assets.

HCC may utilize options contracts to manage the Fund’s exposure to changing security prices. Some options strategies, including buying puts, will tend to hedge the Fund’s investments against price fluctuations. Other strategies, including buying calls, will tend to increase market exposure. Successful use by the Fund of options will be subject to HCC’s ability to predict correctly movements in the prices of securities and indices underlying options and the stock market generally. To the extent HCC’s predictions are incorrect, the Fund may incur losses.

The Fund also may engage in a strategy known as “covered call option writing,” which is designed to produce income from option premiums and offset a portion of a market decline in the underlying security. The Fund, as writer (seller) of a covered call option forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

Leverage Risk

Using leverage is a speculative investment technique and involves certain risks, including higher volatility of the NAV of the Fund’s Common Stock and in the market value of the Fund’s Common Stock and the possibility either that the Fund’s return will fall if the interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize higher net return than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to stockholders will be reduced, and if the then current cost of any leverage were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return than if the Fund were not so leveraged. There can be no assurance that any leverage strategy the Fund employs will be successful. The Fund will pay any costs and expenses relating to any borrowings.

If the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value than if the Fund were not leveraged. A greater NAV decrease also will tend to cause a greater decline in the market price for the Fund’s Common Stock. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns.

General Risks of Investing in Swiss Securities

Swiss Securities Risk

The Fund invests primarily in Swiss equity and equity-linked securities. Trading in Swiss equities involves certain risks and special considerations not usually associated with investing in securities of established U.S. companies, including (i) risks related to the nature of the market for Swiss equities, including the risk that the Swiss equities markets may be affected by market developments in different ways that U.S. securities markets and may be more volatile than U.S. securities markets; (ii) political and economic risks with respect to Switzerland, including the possible imposition of, or changes in, currency exchange laws or other Swiss laws or restrictions applicable to investments in Swiss equities; (iii) fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and (iv) Swiss laws and government regulations that may create potential limitations and restrictions on investments by the Fund in Swiss securities. Swiss equity securities have historically exhibited a high price to earnings ratio relative to securities traded in the United States securities markets. Differences in accounting methods make it difficult to compare the earnings of Swiss companies with those of companies in other countries, especially the United States. In general, however, reported net income in Switzerland is understated relative to United States accounting standards and is one reason why the price-to-earnings ratios of Swiss equities tend to be higher than those for U.S. equity securities.

Swiss Market Risk

The Swiss securities markets have substantially less trading volume than U.S. securities markets. Additionally, the capitalization of Swiss securities is highly concentrated. As of December 31, 2006, the securities of the 10 largest companies accounted for 76.3%, the 20 largest companies accounted for 84.9%, and the 25 largest companies accounted for 87.5% of the total equity market capitalization represented by the SPI. At December 31, 2006, the SPI was composed of 225 companies having a total market capitalization of Sfr. 1,222 billion. In addition, securities of some companies located in Switzerland will be less liquid and more volatile than securities of comparable U.S. companies. This combination of lower volume and greater concentration in the Swiss securities markets may create a risk of greater price volatility than in the U.S. securities markets. Commissions for trading on Swiss exchanges are generally higher than commissions for trading on U.S. exchanges, although the Fund seeks the most favorable net results (taking into account transaction costs) on its portfolio transactions and may, in certain instances, be able to purchase portfolio investments on which commissions are negotiable. Further, the Swiss markets typically have less government supervision compared to the U.S. markets.

Disclosure Standards Risk

Swiss reporting, accounting and auditing standards differ from U.S. standards in important respects. Swiss corporations, other than subsidiaries of U.S. companies, do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely than required of U.S. companies by the SEC or under U.S. GAAP. As a result, less specific information may be available to investors in Swiss securities than to investors in U.S. securities. Typically, financial statements of Swiss corporations contain balance sheet and profit and loss account figures, together with the notes to such figures. Under Swiss law, a company must prepare such financial statements annually and have them available for inspection at the registered seat of the company. Upon the request of any stockholder, copies of the financial statements shall be immediately sent to the requesting party. Recently, Swiss companies have presented more information, including source and use of funds, and more detailed explanatory notes than the information and notes currently required by law. The holding company of affiliated companies must further prepare consolidated financial statements. Swiss banks are insurance companies are subject to stricter disclosure requirements than other Swiss companies, but these rules are not as comprehensive as SEC or U.S. GAAP reporting standards.

A growing number of Swiss companies, however, use the International Accounting Standards (IAS), which could facilitate and attract foreign investments.

Foreign Currency and Exchange Rate Risk

The Fund’s assets are invested primarily in Swiss equities and equity-linked securities. In addition, the Fund makes its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. Accordingly, currency risks in connection with investments in the Fund will be borne by investors. Therefore, the Fund’s reported net asset value and distributions could be adversely affected by devaluation of the Swiss franc relative to the U.S. dollar. No assurance can be given as to future rates of exchange between the Swiss franc and the U.S. dollar.

In addition, the Fund computes its income at the foreign exchange rate in effect on the day of its receipt by the Fund. If the value of the Swiss franc falls relative to the U.S. dollar between the date the Fund receives such income and the date it makes distributions, and, if the Fund has insufficient cash in U.S. dollars to meet distribution requirements, it may be required to liquidate securities in order to make distributions. Such liquidations, if required, may adversely affect the Fund. The Fund is required to distribute annually 90% of its investment company taxable income to its stockholders in order to maintain its qualification as a regulated investment company for U.S. tax purposes. If the Fund is unable to obtain funds necessary to meet these distribution requirements, the Fund will not qualify for the dividends-paid deduction available to regulated investment companies under the Code and will be subject to a corporate-level tax on its income for that year.

The Fund also pays certain expenses and dividends in U.S. dollars. In making such payments, the Fund incurs currency conversion costs.

From 2001 to date, the exchange rate fluctuated between Sfr. 1.79 to 1.14 for one U.S. dollar. On May 18, 2007, the exchange rate was in-between these two extremes at Sfr. 1.23 for one U.S. dollar. No assurance can be given as to future rates of exchange between the Swiss franc and the U.S. dollar.

Tax Risk

Dividends and certain interest paid to the Fund by Swiss corporate entities will be subject to certain withholding taxes in Switzerland. Subject to certain limitations imposed by the Code, foreign taxes withheld from distributions to the Fund or otherwise paid by the Fund may be creditable against taxes owed or deductible from income by U.S. stockholders for U.S. Federal income tax purposes if the Fund makes an election to treat the stockholders as having paid those taxes for U.S. Federal income tax purposes. The Fund’s ability to make such an election is subject to certain requirements in the Code. Although the Fund expects to be eligible to make such an election each year, and intends to do so if it is eligible, there is no assurance that the Fund will be eligible each year. If the election is made, the amount of such foreign taxes paid by the Fund will be includible as income to the stockholders for U.S. Federal income tax purposes. Non-U.S. investors may not be able to credit or deduct such foreign taxes, but may be deemed to have additional income from the Fund subject to U.S. withholding tax. Investors should review carefully the information discussed under “Taxation” below and should discuss with their tax advisors the specific tax consequences of investing in the Fund.

Additional Risk Considerations

Non-Diversified Status

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for Federal income tax to the extent its earnings are distributed to stockholders. See “U.S. Federal Taxation” in the SAI. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the value of its total assets will be invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses, and (ii) at least 50% of the value of its total assets will be invested in cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities; provided, however, that with respect to such other securities, not more than 5% of the value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. In addition, at the close of each quarter, no more than 25% of the value of its total assets may be invested in the securities of one or more “qualified publicly traded partnerships,” as defined in the Code. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company.

The Fund intends to comply with the diversification requirements of the Code applicable to regulated investment companies. The Fund’s top ten portfolio holdings constitute approximately 76% of the Fund’s net assets, and, principally as a result of appreciation, the Fund’s top seven holdings each exceed 5% of the Fund’s net assets. See “—Concentration and Unrealized Appreciation Risk.”

New Securities Risk

Until 2006, the Fund was not permitted to engage in various investment strategies described in this prospectus, including investing in real estate, private equity and investment companies and pooled investment vehicles, as well as engaging in options trading. Although the investment decisions for the Fund will be made by experienced professionals who have successfully pursued the Fund’s historical investment strategies, the successful use of these investment strategies will be subject to HCC’s ability to identify attractive investment opportunities for the Fund in areas in which the Fund has not previously invested.

Concentration and Unrealized Appreciation Risk

As of January 31, 2007, the Fund’s top ten portfolio holdings constituted approximately 76.1% of the Fund’s net assets, in respect of which the Fund has significant unrealized capital gains. Additionally, principally as a result of appreciation, the Fund’s top seven holdings each exceed 5% of the Fund’s net assets and, in the aggregate, constitute approximately 63.2% of the Fund’s net assets. As a result, the Fund is unable to invest additional assets in those companies because such investments could result in the Fund’s failure to qualify as a regulated investment company under Subchapter M of the Code.

The Fund, to date, has not sought to sell its positions in these companies because (i) such gains, when realized and distributed, will become taxable to the Fund’s stockholders and (ii) the Fund may not be able to find similar investments at attractive prices in those issuers or other Swiss companies. Furthermore, there can be no assurance that the investment performance giving rise to such unrealized gains will continue, or that such gains will, in fact, be realized.

As of December 31, 2006, the Fund had net assets of approximately $502.8 million and approximately $314.2 million in net unrealized appreciation. If realized and distributed, or deemed distributed, such appreciation generally would be taxable to stockholders on the basis of their holdings in shares, including the Shares acquired in the Offer.

Foreign Custody

Citibank, N.A. acts as the Fund’s custodian through its London branch, which maintains custody of the Fund’s portfolio securities and cash. It is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Anti-Takeover Provisions

The Fund’s Articles of Incorporation, as amended to date (the “Charter”), and By-Laws contain certain provisions such as staggered elections of Directors and super-majority voting requirements for certain transactions. These provisions could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Fund’s Board of Directors and depriving stockholders of an opportunity to sell their shares of Common Stock at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. See “Certain Provisions of the Charter and By-Laws” below.

Dividend Distribution Risk

In June 2003, the Fund settled litigation involving its prior practice of declaring dividends payable in Common Stock at a time when the Fund’s Common Stock was trading at a discount to NAV, which diluted the interests of stockholders. As a result, through December 31, 2012, the Fund may not declare dividends payable in shares of Common Stock until any existing dilution resulting from this practice has been eliminated through the open market purchase of the Fund’s Common Stock at times when the Fund’s NAV exceeds its market price.

If the Fund is not able to eliminate its NAV dilution by December 31st of each year (there currently exists such dilution), the Fund may not issue its capital gains distribution in Common Stock and may have to either (i) borrow money or (ii) sell portfolio holdings in order to make a cash distribution.

Market Disruption Risk

The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. These events could also adversely affect individual issuers and securities markets, interest rates, secondary trading, credit risk, inflation, deflation and other factors relating to the Fund’s Common Stock. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. and worldwide economy and securities markets.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreement with its investment adviser, administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the Adviser and the Fund’s administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Adviser and Investment Advisory Agreement

Hottinger Capital Corp., with offices located at 1270 Avenue of the Americas, Suite 400, New York, New York 10020, has been retained to provide investment advice to, and, in general, to conduct the management and investment program of, the Fund under the overall supervision and control of the Board of Directors of the Fund. HCC has been the Fund’s investment adviser since the Fund’s inception, and is principally owned by

Hottinger et Cie (Zurich) and Hottinger U.S. Inc. Hottinger et Cie (Zurich), whose principal office is located at Dreikonigstrasse 55, 8027, Zurich, Switzerland, provides to its customers a full range of investment services, including international portfolio management and financial engineering. Hottinger U.S. Inc., whose principal office is located at 1270 Avenue of the Americas, New York, New York, provides discretionary investment advisory services. Hottinger U.S. Inc. is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Hottinger et Cie (Zurich) and Hottinger U.S. Inc. each belong to the Hottinger Group. The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe’s oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in the Bahamas, Basel, Geneva, London, Lugano, Luxembourg, New York, Sion, Toronto, Vienna and Zurich.

Pursuant to the Investment Advisory Agreement, the Adviser is responsible for selecting portfolio securities and for providing a continuous investment program for the Fund, including providing investment research and management and purchasing, retaining and selling securities for the Fund and placing orders for the execution of the Fund’s portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, the supervision and control of the Board of Directors, and the investment objective, policies and restrictions of the Fund. The services of HCC to the Fund are not exclusive, and HCC is free to render investment advisory services to others. A discussion regarding the basis for the approval of the Investment Advisory Agreement is available in the Fund’s semi-annual report for the period ended June 30, 2006.

For its services under the Investment Advisory Agreement, the Fund pays HCC an annual advisory fee hereunder of 1.00% of the Fund’s average monthly net assets up to $60 million, 0.90% of such assets between $60 million and $100 million, 0.80% of such assets between $100 million and $200 million, 0.70% of such assets between $200 million and $300 million, 0.65% of such assets between $300 million and $400 million, 0.60% of such assets between $400 million and $500 million, 0.55% of such assets between $500 million and $600 million, and 0.50% of such assets in excess of $600 million, computed by the Fund’s administrator on the basis of net assets at the end of each month.

In 2006, the Fund’s average net assets were $484.6 million, and the blended advisory fee for that period was 0.75%. As of April 30, 2007, the Fund’s net assets were approximately $562.7 million, which exceeded the 0.55% breakpoint by almost $63 million. Assuming the Offer is fully subscribed, the net proceeds are anticipated to be approximately $147 million, which would cause the Fund’s net assets to exceed the final breakpoint of 0.50% and produce a blended fee of 0.68%.

In addition to the monthly advisory fee, the Fund bears all of its own expenses, including but not limited to the following: fees and out-of-pocket travel expenses of the Fund’s Directors who are not interested persons and other expenses incurred by the Fund in connection with Directors’ meetings; interest expenses; taxes and governmental fees; brokerage commissions incurred in acquiring or disposing of the Fund’s portfolio securities; membership dues to professional organizations; premiums allocable to fidelity bond and liability insurance coverages; expenses of preparing stock certificates; expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering and qualifying the Fund’s shares for sale with the SEC; charges and expenses of the Fund’s legal counsel and independent accountants; custodian, dividend disbursing and transfer agent expenses; expenses of obtaining and maintaining stock exchange listings of the Fund’s shares; and the expenses of stockholders’ meetings and preparing and distributing proxies and reports to stockholders.

The Fund’s portfolio managers who are primarily responsible for the day-to-day management of the Fund’s portfolio are:

Philippe Comby—Mr. Comby, a portfolio manager since 1999 when he joined the Adviser, is a Vice President of the Fund and a Director and Senior Vice President of the Adviser. Mr. Comby has been affiliated with the Hottinger Group since 1994, providing portfolio management and client advisory services. He is a member of the New York Society of Security Analysts, a member of Global Association of Risk Professionals and a Chartered Financial Analyst.

Rudolf Millisits—Mr. Millisits, a portfolio manager since 1994 when he joined the Adviser, is the Senior Vice President and Chief Financial Officer of the Fund and a Director and the Chief Operating Officer,

Executive Vice President and Chief Compliance Officer of the Adviser. Mr. Millisits has been affiliated with the Hottinger Group since 1993, providing portfolio management and private banking services. Prior to joining the Hottinger Group, Mr. Millisits was a portfolio manager for private clients for Credit Suisse in New York and Geneva.

See “Investment Advisory and Other Services—Portfolio Managers” in the SAI for further information about the Fund’s portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Common Stock of the Fund.

Administrator and Administration Agreement

Pursuant to an Administration Agreement between the Fund and Citigroup Fund Services (the “Administration Agreement”), Citigroup Fund Services performs certain administrative and accounting functions for the Fund, including monitoring relationships with the Fund’s service providers; supervising compliance by the Fund with record-keeping requirements under the 1940 Act and maintaining books and records for the Fund; supervising the pricing of the Fund’s investment portfolio and the publication of the NAV of the Fund’s shares, earnings reports and other financial data; supervising preparation of periodic reports to the Fund’s stockholders and filing of these reports with the SEC, Forms N-CSR, N-Q, N-SAR and N-PX filed with the SEC, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual stockholders; preparing and filing of tax reports other than the Fund’s income tax returns; and providing executive, clerical and secretarial help needed to carry out these responsibilities. For a complete description of the Administration Agreement, see “Investment Advisory and Other Services—Administrator and Administration Agreement” in the SAI.

Pursuant to the Administration Agreement, the Fund pays Citigroup Fund Services a fee of 0.08% on the first $250 million of the Fund’s daily net assets; 0.05% on the next $250 million of the Fund’s daily net assets; and 0.03% on net assets in excess of $500 million of the Fund’s daily net assets.

THE SWISS ECONOMY AND SECURITIES MARKETS

Certain information relating to Switzerland has been extracted from various governmental and private sources, as indicated herein.

The Swiss Economy

Area and Population

Switzerland has an area of 41,285 square kilometers (15,940 square miles). The Jura, the Plateau, and the Alps form the three main geographic regions of the country. The productive area (the area without the lakes, rivers and unproductive or no vegetation) covers 30,759 square km (11,876 square miles). Switzerland also has a high population density, with 234 people per square km (606 per square mile) of the productive area in 2000. In the agglomerations, which cover about 20% of the total surface area, the density is 590 per square km (1528 per square mile). At the end of 2005, approximately 7.5 million people—just over one thousandth of the global population—lived in Switzerland.

Government

Switzerland is divided into 26 cantons. There are German and French-speaking cantons, one Italian-speaking canton, and cantons in which both German and French are spoken. In one canton, Graubünden, German, Italian, and Rumantsch are spoken.

Switzerland’s constitution (modeled after that of the United States) was adopted in 1848 and substantially revised in 1874. In 2000, Swiss voters approved a thoroughly revised constitution, though the changes were primarily formalistic, with little alteration to the structure of Switzerland’s government. Because the old constitution had become difficult to interpret, the new constitution coherently incorporated the multitude of amendments passed in the previous 125 years. Switzerland’s current constitution contains approximately 200 articles, which establish the rights and duties of the citizens and of the governing bodies. It also created what has been termed a “consociational democracy,” which attempts to maintain political balance and stability, given the country’s linguistic and religious diversity.

The federal government supervises external and internal security, transportation affairs, forestry, and water conservation. It also is responsible for foreign policy and customs, the monetary system, the military, and social insurance programs. It has the authority to take steps to adjust the course of the economy and provide for uniform administration of justice in the areas of criminal and civil law.

Legislative power resides in the bicameral Federal Assembly, comprising the National Council, with 200 deputies elected by a system of proportional representation for four-year terms, and the Council of States, in which each canton is represented by two deputies and each demicanton by one deputy (46 deputies in total). The executive branch is headed by the Federal Council, a seven-member board. The presidency of the Federal Council rotates among the members annually, and each councilor presides over a federal department. The governments of other countries often have 20 or more ministers, and because of the Federal Council’s increasing workload (domestic responsibilities coupled with Switzerland’s burgeoning international commitments), there has been considerable debate about enlarging the Council or adding another level of ministers between the Federal Council and the Federal Assembly. However, Swiss voters, who would have to approve this restructuring, are fairly cautious about making such constitutional changes, especially those that might upset the very subtle balance between the different language groups.

International Relations

Switzerland pursues a policy of voluntary and armed neutrality. Since the end of the Cold War, however, the international political arena has changed. Complex threats such as terrorism, weapons and drugs handling, organized crime, environmental pollution and armed conflict require closer national and international collaboration. For Switzerland, this means closer cooperation with other countries on an international level. Switzerland’s international ties are many and varied. It is a member of an array of international organizations, such as the United Nations, the International Monetary Fund, the Organization for Economic Cooperation and Development, the Council of Europe, the Organization for Security and Cooperation in Europe, and the Francophone Organization. These organizations forge close economic, political, social, cultural, and scientific ties with the European Union.

Switzerland applied for membership to the European Union (the “EU”) in 1992, but as a result of two negative referenda in 1992 and 2001, it is unlikely that Switzerland will become a full member in the foreseeable future. Nevertheless, in 2004, the Swiss Parliament decided to maintain the application for membership. Since the rejection by Swiss voters of the Agreement on the European Economic Area in 1992, Switzerland has been seeking to obtain similar access to the internal European market through the negotiation of bilateral sector agreements, while at the same time retaining its domestic bank secrecy laws and limited judicial cooperation in that respect, weaker export controls (dual use), the current tax regime, and less stringent competition laws. Seven bilateral agreements covering issues ranging from the free movement of persons and land and air transport to agriculture and research, were concluded in 1999 and entered into force in June of 2002. Together with the EC-Switzerland Agreement of 1972, which established free trade in goods and competition rules, they form the basis for bilateral relations between Switzerland and the EU.

In 2004, Switzerland and the EU entered into nine further bilateral agreements, which cover the following matters: (i) taxation of savings, (ii) participation in Schengen and Dublin cooperation, (iii) judicial and administrative anti-fraud cooperation, (iv) processed agricultural products trade, (v) participation in the European Environment Agency, (vi) statistical cooperation, (vii) participation in the EU’s media program, (viii) preparations for participation in future programs in the fields of education, youth and training, and (ix) avoidance of double taxation of retired EU officials.

The existing agreement on free movement of persons was amended to allow for the expansion of the EU’s membership. Transitional periods comparable to those granted to the prior EU member states were negotiated with Switzerland. A protocol on these measures was signed on October 26, 2004 and it entered into force on April 1, 2006. The agreement on free movement of persons and the memorandum of understanding on a financial contribution to cohesion has not yet been adapted to the latest EU membership expansion to include Bulgaria and Romania.

Banking System

Swiss banks engage in a wide spectrum of banking activities, including acceptance of deposits, consumer and commercial lending, securities brokerage, underwriting, and investment management. Banking supervision is exercised by the Swiss Banking Commission, which is independent of both the Swiss National Bank and the federal government. Swiss banks are not subject to any limitations with respect to the types of banking transactions and activities pursued.

The Swiss National Bank regulates the country’s money supply and implements credit and currency policies. Its principal tasks are to maintain the purchasing power and the foreign exchange value of the Swiss franc, without impairing the export sector.

The bank system in Switzerland is varied. The two major banks—UBS and Credit Suisse—surpass all other private Swiss banks based on capital, deposits, and the scope of their business. Switzerland also has cantonal banks (which are created by cantonal decree), regional and savings banks, private banks, foreign banks and their related branches and a loan association (System Raiffeisen).

Economy

The Swiss economy is based on the free enterprise system, including freedom of trade and commerce, and is organized primarily on the basis of private ownership. Compared with other European countries, the government (on the federal, cantonal and municipal levels) has modest intervention in economic life.

Furthermore, Switzerland has a prosperous and stable modern market economy with low unemployment, a highly skilled labor force, and a per capita gross domestic product (“GDP”) that is larger than those of many of the larger Western European economies. Switzerland, in recent years, has largely aligned its economic practices with those of the EU in order to enhance the Swiss economy’s international competitiveness. Switzerland remains an attractive country for foreign investment due to a heightened degree of bank secrecy and the maintenance of the Swiss franc’s long-term external value. Reflecting the anemic economic conditions of Europe, Swiss GDP growth was relatively stabled during the 2001-02 period, but then entered into a fairly volatile state, dropping to 1% in 2003 and rebounding to reach 2.9% in 2004. A similar rate of growth was forecasted for 2006, but the actual growth rate was higher.

Selected Economic Data

Domestic Economy.  The following table sets forth the GDP, Gross National Product (“GNP”), and the per capita GNP from the period January 1, 2001 through December 31, 2006:

GDP and GNP
(Sfr. billions, current prices)

	2001	2002	2003	2004	2005	2006

GDP	422.5	430.5	434.8	447.3	455.6	474.6
Increases from prior year	1.7%	1.9%	1.0%	2.9%	1.9%	4.2%
GNP	446.0	445.7	469.8	484.6	500.9	N/A
Increases from prior year	(1.0)%	(0.1)%	5.4%	3.1%	3.4%	N/A
Per Capita GNP (Sfr. Thousands)	61.5	60.9	63.8	65.4	67.2	N/A

Source: GDP from the Swiss National Bank; GNP from Swiss Federal Statistical Office.

Prices.  Historically, Switzerland has had one of the lowest inflation rates among industrial countries, and this currently continues to be the case in comparison to its main European trading partners. Since 2001, the consumer price index has been relatively stable, ranging from a low of 0.6% in 2002 and 2003 to a high of 1.2% in 2005.

Prices (Average Annual Percentage Change)

	2001	2002	2003	2004	2005	2006

Wholesale Prices
Domestic Goods	1.0%	0.0%	(0.2)%	0.2%	0.5%	1.2%
Imported Goods	0.7%	(1.0)%	(2.0)%	(1.0)%	(1.0)%	0.2%
Consumer Prices
General Index	1.0%	0.6%	0.6%	0.8%	1.2%	1.1%

Source: Swiss National Bank.

Public Finance.  Fiscal authority in Switzerland is divided between the federal government and the cantonal governments, which in turn granted their municipalities the right to levy taxes. Switzerland levies indirect taxes, such as a 35% withholding tax on corporate dividends and certain interest payments (which in the case of a Swiss resident, may be refunded or credited against federal or cantonal tax liabilities), stamp duties, the value added tax (VAT) and certain excise taxes, which are levied by the federal, cantonal and municipal authorities. The proceeds of the federal taxes are shared between the federal government and the cantons based on certain formulas. The cantons and municipalities derive the bulk of their income from direct taxes. Cantonal and municipal taxes vary in terms of tax rates and tax base.

The following table shows revenues, expenditures, and surplus (deficit) of the federal government, the cantons, and the municipalities for fiscal years 2001-2006.

Public Finances
(Sfr. billions)

	2001	2002	2003	2004	2005	2006

Confederation(1),(2)
Income	49.1	51.1	47.2	48.6	59.7	52.2
Expenses	50.2	50.7	50.0	51.4	51.4	52.7
Balance	(1.1)	0.4	(2.8)	(2.8)	8.3	(0.5)
Cantons
Income	65.2	66.3	65.7	67.9	66.8	N/A
Expenses	63.9	66.6	67.9	68.9	69.5	N/A
Balance	1.3	(0.3)	(2.2)	(1.0)	(2.7)	N/A
Municipalities(3)
Income	43.0	43.7	44.1	44.9	45.2	N/A
Expenses	41.7	42.5	44.1	44.3	45.9	N/A
Balance	1.3	1.2	(0.01)	0.6	(0.1)	N/A
Total(4)
Income	130.9	134.6	129.8	134.2	135.5	N/A
Expenses	130.0	134.3	135.8	138.4	142.0	N/A
Balance	0.9	0.3	(6.0)	(4.2)	(6.5)	N/A

(1)	Federal accounts (annual reports or estimate) including extraordinary factors.

(2)	Debt: includes liabilities for extraordinary accounts and cantonal loans to the unemployment insurance scheme financed by Switzerland at the federal government level.

(3)	Some figures are estimates.

(4)	Total excludes payments between and among governmental authorities.

Source: Swiss National Bank.

Foreign Trade.  Swiss companies are extremely competitive in world markets. In some domestic sectors, more than 90% of the goods and services produced are exported. The best-known exported items are watches, chocolate and cheese; however, in fact mechanical and electrical engineering and chemicals together account for over half of Swiss export revenues. The areas where Switzerland is a leading supplier include looms, paper and printing machinery, blanking tools for metalworking, elevators and escalators, packaging equipment and rack-and-pinion railways. However, many of the components for these items are manufactured outside of Switzerland.

Swiss economic policy has always been based on free trade, with low import duties and virtually no import quotas. The only notable exception is for agricultural produce, but even is this sector many of the Swiss economic restrictions are being eased as a result of recent bilateral agreements with the EU. Switzerland’s main trading partners are members of the EU, with the largest trading partner being Germany. In 2006, Germany was followed in descending order by the U.S., Italy, France and the United Kingdom. In 2006, 62% of Swiss exports went to EU members, and 82% of Swiss imports came from EU members.

Exports and Imports of Goods and Services
(Sfr. millions, current prices)

	2001	2002	2003	2004	2005	2006

Total exports	190,767	187,974	188,534	205,524	218,096	244,751
Total imports	172,343	160,497	159,518	172,877	187,271	211,769
Surplus	18,424	27,477	29,016	32,647	30,825	32,982

Source: Swiss National Bank.

Historical Exchange Rates.  The following table sets forth the high, low and average number of U.S. dollars per 100 Swiss francs. There is no assurance as to future rates of exchange between the U.S. dollar and the Swiss franc.

Swiss Franc Exchange Rates (U.S. $ per 100 Sfr.)

For the Period Ended	High	Low	Closing

March 30, 2001	$62.88	$57.33	$57.38
June 29, 2001	$59.34	$55.36	$55.78
September 28, 2001	$63.79	$54.87	$60.23
December 31, 2001	$62.69	$58.98	$60.23
March 29, 2002	$61.13	$58.04	$59.48
June 28, 2002	$67.85	$59.37	$67.53
September 30, 2002	$69.66	$65.34	$67.82
December 31, 2002	$72.41	$65.90	$72.29
March 31, 2003	$75.58	$71.01	$74.00
June 30, 2003	$78.18	$71.03	$74.01
September 30, 2003	$76.34	$70.09	$75.81
December 31, 2003	$81.22	$72.47	$80.69
March 31, 2004	$82.35	$76.50	$79.00
June 30, 2004	$81.14	$75.60	$80.10
September 30, 2004	$81.89	$77.75	$80.26
December 31, 2004	$88.57	$78.85	$87.75
March 31, 2005	$87.90	$81.53	$83.58
June 30, 2005	$85.16	$77.64	$78.04
September 30, 2005	$81.69	$76.44	$77.28
December 30, 2005	$78.87	$75.26	$76.14
March 31, 2006	$79.63	$75.54	$76.68
June 30, 2006	$83.88	$76.11	$81.74
September 29, 2006	$82.03	$79.23	$79.96
December 29, 2006	$84.18	$78.28	$82.05
Average	$76.18	$70.35	$73.66
High	$88.57	N/A	$87.75
Low	N/A	$54.87	$55.78

Source: Bloomberg.

The Swiss Securities Markets

General

Switzerland’s securities market dates back to the 18th century. As of December 31, 2006, the Swiss equity markets ranked eighth worldwide in terms of marked capitalization.

Ranking of Market Capitalizations
(U.S. $ billions)

1. United States	17,467.30
2. Japan	4,872.68
3. United Kingdom	3,808.10
4. France	2,510.74
5. Hong Kong	1,715.36
6. Germany	1,757.78
7. Canada	1,505.92
8. Switzerland	1,202.17
9. China	1,144.37
10. Russia	1,030.27
11. Italy	1,018.62

Source: Market capitalizations based on all the exchanges covered by Bloomberg in a specific country (ALL WCAU function) as of December 31, 2006.

Capitalization of the Swiss Equities Market
(Sfr. billions)

2001	1,039.22
2002	764.01
2003	899.09
2004	939.07
2005	1,237.11
2006	1,480.11

Source: SWX Swiss Exchange website, all shares.

Swiss Performance Index
Quarterly: January 1, 2001 to March 31, 2007

	Price	Volume
		(In billions)

March 30, 2001	4952.28	0.444
June 29, 2001	5006.54	0.766
September 28, 2001	4085.51	1.63
December 31, 2001	4382.94	1.92
March 29, 2002	4561.61	2.01
June 28, 2002	4146.93	2.17
September 30, 2002	3336.21	2.79
December 31, 2002	3245.50	3.07
March 31, 2003	2882.43	2.74
June 30, 2003	3437.73	2.68
September 30, 2003	3626.43	3.09
December 31, 2003	3961.58	2.76
March 31, 2004	4098.05	3.10
June 30, 2004	4166.47	2.63
September 30, 2004	4057.34	2.34
December 31, 2004	4234.56	2.77
March 31, 2005	4456.72	2.97
June 30, 2005	4752.39	3.03
September 30, 2005	5271.01	2.95
December 30, 2005	5742.41	3.13
March 31, 2006	6163.39	3.46
June 30, 2006	5955.64	3.56
September 29, 2006	6567.56	3.01
December 29, 2006	6929.18	3.54
March 31, 2007	7183.53	4.53

Source: Bloomberg.

Major Types of Equity and Equity-Linked Securities

The following describes the major types of equity and equity-linked securities traded in Switzerland.

Equity Securities—Registered and Bearer Shares.  A Swiss company can issue its shares in registered or bearer form, and it is possible to have both types of shares outstanding at the same time. The par value of each share generally is at least Sfr. 0.01. The par value determines the proportion of equity capital represented by the share and hence one of the associated asset rights of the stockholder. The par value should not be confused with the so-called “book value” of a share, which is derived by dividing the company’s net assets (stockholders equity) and any participation certificate equity by the number of outstanding shares of the company. If a company has both registered shares and bearer shares, their par values need not be identical. Each share, however, carries at least one vote, irrespective of its par value. Registered shares frequently have the majority of the voting power of a company.

Registered shares of Swiss public companies are issued in the name of the owner that is entered in such company’s stockholder register. Bearer shares are represented only by their share certificates and have no transfer restrictions, which are based on the Swiss corporate law and the articles of incorporation of the Fund.

Participation Certificates and Dividend Rights Certificates.  Because Swiss company law does not recognize shares without voting rights, Swiss companies issue participation certificates for the purpose of raising capital without diluting the voting rights of existing stockholders. These certificates are non-voting and have a par value that is part of the equity of the company, and normally rank equally with a bearer share of the same par value with respect to the right to receive dividends and liquidation proceeds. Swiss companies also issue dividend right certificates, which have no nominal value and typically are issued to creditors or former stockholders in the context of a financial restructuring.

Equity-Linked Securities.  Equity-linked securities primarily include convertible bonds, bonds with warrants attached and rights issues. Warrants usually entitle the holder to subscribe to new shares of equity securities under specific conditions and normally can be traded separately from the bonds to which they are attached. Rights issues enable stockholders to purchase additional shares of the issuer, often at a discount.

Swiss Primary and Secondary Markets

A company that wishes to benefit from the Swiss equity markets for the first time by means of an initial issue or a capital increase must do so by means of an (initial) public offering (“IPO”) (i.e., company shares are publicly offered to interested investors for the first time). From the point of view of the company, an IPO usually represents the acquisition of risk capital from the outside through the use of shares as a financing instrument. In principle, a first listing involves submitting existing equity capital for listing without making a public offer. Both transaction types are subject to approval and require a listing prospectus including supporting documents.

Swiss firms have generally use a fixed-price method for IPOs, in which case potential investors specify the number of shares for which they wish to subscribe at a preannounced price. More recently, however, Swiss firms have followed an international trend and switched to the book-building mechanism. Book-building refers to the collection of bids from investors, which is based on an indicative price range, the issuing price being fixed after the bid closing date. This latter procedure leads to more accurate pricing for Swiss IPOs. (Working paper N3/03, Wolfgang Droebetz, University of Basel)

Last quarter 2006, the SWX saw a significant turnaround, and four IPOs raised €972m ($1.215 billion) compared with no IPOs in the third quarter of 2006. During the same period last year, three IPOs raised €999m ($1.309 billion). The SWX IPO with the highest offering value in 2006 was that of Petroplus, a Swiss oil and gas company which raised €820m ($1.025 billion) and accounted for 84% of the total amount raised on the SWX in 2006.

The following products with their trading hours are traded on the Swiss stock exchange:

Swiss equities and investment funds	9:00 - 5:30 p.m.
Foreign equities	9:00 - 5:30 p.m.
SWX Sponsored Segment	9:00 - 5:30 p.m.
2nd Line shares	9:00 - 5:30 p.m.
Exchange traded funds for Swiss federal bonds	9:15 - 5:00 p.m.
Exchange traded funds ex-Swiss federal bonds	9:15 - 5:30 p.m.

Listing Requirements.  An issuer that applies for listing on the SWX must have been in existence for a minimum of three years and also submit its annual accounts for the three complete fiscal years preceding submission of the listing application. Those accounts also must be in conformity with the accounting principles to which the issuer is subjected. In addition, the issuer’s capital resources must amount to at least Sfr. 25 million.

There is no minimum capitalization for equity securities; however, the nominal value of a debt issue must amount to at least Sfr. 20 million. For derivatives, the SWX regulates the minimum capitalization requirements in a directive.

Structure of The Swiss Exchange

Swiss Exchange Milestones

There were two critical developments for the Swiss Exchange over the last ten years—the introduction of electronic trading in 1995 and the creation of EUREX in 1998. The electronic trading platform of the SWX Swiss Exchange enables the fully automated execution, clearing and settlement of all Swiss Exchange transactions.

Electronic Trading.  Electronic trading in foreign equity securities was introduced in December 1995 and electronic trading in Swiss equity securities, options and bonds started in August 1996; at that time, floor trading was discontinued. Investment advisors at participant banks and brokerage houses compile orders in their own in-house systems. That data is then forwarded to the institution’s trading desk, where the orders are examined and routed directly into the SWX Trading System. From there, they reach the central Exchange System of SWX, which automatically confirms receipt of the order, gives it a time stamp and verifies its formal correctness. Depending on the type of transaction, the trade executions are disseminated to financial information providers such as Reuters, Telekurs, Bloomberg, etc. In the fully automated Exchange System of SWX, buy and sell orders are matched against each other in accordance with clearly defined rules. Regardless of their origin or size, orders are prioritized for execution firstly on the basis of price and secondly on the basis of time of receipt (price-time priority). Each execution triggers an automated clearing and settlement process that includes SegaInterSettle AG (SIS) and the Swiss National Bank (SNB).

Creation of Eurex.  The Swiss Options and Financial Futures Exchange (SOFFEX), a joint stock company headquartered in Zurich, was incorporated in December 1986 to create and operate an options and futures exchange. In 1998 the Swiss and German derivatives markets (SOFFEX and DTB) merged to form Eurex, the first transnational derivatives exchange. Eurex is currently the world’s largest derivatives exchange and the leading clearing house in Europe, with clearing services for derivatives, equities, bonds and repos.

Structure of Equity Markets

The table below lists the leading Switzerland’s industries by market capitalization as of December 31, 2006.

	Market Capitalization	Percent of Total
	(Sfr. millions)

Health Care	370,007	30.3
Banks	257,055	21.0
Food & Beverage	182,989	15.0
Insurance	104,817	8.6
Industrial Goods & Services	103,776	8.5
Personal & Household Goods	50,846	4.2
Chemicals	46,164	3.8
Construction & Materials	36,500	3.0
Financial Services	27,182	2.2
Technology	15,877	1.3
Telecommunications	8,612	0.7
Retail	5,328	0.4
Oil & Gas	3,429	0.3
Utilities	3,340	0.3
Travel & Leisure	2,159	0.2
Media	2,143	0.2
Basic Resources	1,731	0.1
Automobile & Parts	60	0.0

	1,222,015	100.0

Source: SWX Swiss Exchange website.

The table below lists the market capitalization of the 25 largest publicly held Swiss companies as of December 31, 2006, which comprises 87.5% of the capitalization of the Swiss equity market (based on the SPI).

			Total Percent of Market
Rank	Company	(Sfr. millions)	Capitalization (%)	Industry

1	Novartis	174,758	14.3	Health Care
2.	Nestle	173,518	14.2	Food & Beverage
3.	Roche	153,510	12.6	Health Care
4.	UBS	147,410	12.1	Banks
5.	Credit Suisse Group	92,465	7.6	Banks
6.	ABB Ltd.	47,677	3.9	Industrial Goods & Services
7.	Zurich Financial	47,435	3.9	Insurance
8.	Richemont	37,062	3.0	Personal & Household Goods
9.	Swiss Re	35,340	2.9	Insurance
10.	Holcim	22,601	1.8	Construction & Materials
11.	Syngenta	21,985	1.8	Chemicals
12.	Julius Baer	11,880	1.0	Financial Services
13.	Swiss Life Holding	10,310	0.8	Insurance
14.	Adecco	10,286	0.8	Industrial Goods & Services
15.	Nobel Biocare	9,448	0.8	Health Care
16.	Swatch Group	8,714	0.7	Personal Household Goods
17.	Swisscom	8,612	0.7	Telecommunications
18.	Synthes	8,441	0.7	Health Care
19.	SGS	8,107	0.7	Industrial Goods & Services
20.	Geberit	7,813	0.6	Construction & Materials
21.	Givaudan	7,185	0.6	Chemicals
22.	Baloise	6,736	0.6	Insurance
23.	Logitech	6,305	0.5	Technology
24.	Actelion	5,729	0.5	Health Care
25.	Serono	5,699	0.5	Health Care

Source: SWX Swiss Exchange website.

SEGA Schweizerische Effekten-Giro AG—National Dealing and Depository System

SEGA was established in 1970 as a joint stock company by the Swiss Bankers Association in cooperation with Swiss banks to regularize securities administration and facilitate securities transactions. In 1999, SEGA changed its name to SegaInterSettle AG (SIS). SIS is the central depository for all Swiss stocks and debt securities and is the central clearing organization for all transactions in Swiss securities. In addition, SIS settles international transactions in Swiss securities through its SECOM system.

As a result of its partnership with SIS, the SWX can also offer a fully integrated chain of value-adding operations for the automated trading system it has been operating since 1996. Clearing and settlement are conducted electronically through SIS. Furthermore, SIS enables SWX trades to be settled through other clearing organizations by passing on SWX locked-in trades. This allows SWX participants to lodge their securities with other clearing organizations, not just with SIS.

DIVIDENDS AND DISTRIBUTIONS

Dividend Reinvestment Plan

The Fund has a dividend reinvestment plan commonly referred to as an “opt-in” plan. Each holder of Common Stock who participates in the Plan will have all distributions of dividends and capital gains automatically reinvested in additional whole or fractional shares of Common Stock by American Stock Transfer & Trust Company as agent (the “Plan Agent”). Stockholders (including stockholders such as banks, brokers or nominees who hold shares for others who are beneficial owners) who elect to participate in the Plan will have all distributions and dividends payable in whole or in part in cash automatically reinvested in Fund shares in accordance with the terms of the Plan. Stockholders whose shares of Common Stock are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the stockholders, either (i) receive the cash payment and use it to buy shares of the Fund’s Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts or (ii) distribute newly issued shares of Common Stock of the Fund on behalf of the participants. There is no charge to participate in the Plan. Stockholders will, however, pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases of shares of the Fund’s Common Stock. Stockholders receive shares valued at the lower of the Fund’s net asset value or the Fund’s market price, as follows:

•	if the net asset value is greater than the market price (the Fund is trading at a discount), the Plan Agent will buy Fund shares on the open market on the NYSE or elsewhere. Stockholders’ dividends or distributions will be reinvested at the average price the Plan Agent pays for those purchases;

•	if the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue new shares at net asset value;

•	if the net asset value is less than but within 95% of the market price (the Fund is trading at a premium of less than 5%), the Fund will issue new shares at net asset value; or

•	if the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue new shares at 95% of the market price.

Whenever the Fund declares a capital gain distribution or an income dividend payable (i) in stock or (ii) in stock or cash at the election of the stockholder, all stockholders not electing for cash will receive the capital gain distribution or dividend in newly issued shares of Common Stock on identical terms and conditions as established by the Fund’s Board, and the terms of the Plan shall not apply to such a distribution. The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions. See “U.S. Federal Taxation.”

Participants in the Plan may withdraw from the plan upon notice to the Plan Agent or their broker. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions. Participants also can withdraw their shares from their Plan accounts and sell those shares through their brokers.

The Fund reserves the right to amend or terminate the Plan. Additional information about the Plan may be obtained from American Stock Transfer & Trust Company, Attention: Dividend Reinvestment Department, 40 Wall Street, New York, New York 10005, telephone number 1-718-921-8200.

Dividends and Distributions

The Fund distributes to stockholders, at least annually, substantially all of its net investment income and net realized capital gains. Distributions are made in cash or in Common Stock with the option to receive cash, subject to compliance with the 2003 litigation settlement described above under “General Risks of Investing in the Fund—Additional Risk Considerations—Dividend Distribution Risk.” Stockholders entitled to a distribution to be made in Common Stock with the option to receive cash may elect to receive cash by timely returning a completed option card to American Stock Transfer & Trust Company, the Fund’s dividend-paying agent.

The Fund declared a long-term capital gain distribution of $0.527 per share to stockholders of record on May 17, 2007, payable on May 29, 2007. Because that record date precedes the end of the subscription period, investors who exercise Rights will not be entitled to the distribution on Shares acquired pursuant to such exercise.

DESCRIPTION OF COMMON STOCK

The Fund is authorized to issue 50,000,000 shares of Common Stock, par value $0.001 per share, of which 24,397,655 shares are issued and outstanding. Shares of the Fund’s Common Stock are fully paid and non-assessable when issued and have no preemptive, conversion, exchange or redemption rights. Each share of the Fund’s Common Stock has equal voting, dividend, distribution and liquidation rights. In the event of liquidation, each share of Common Stock is entitled to its proportion of the Fund’s assets after debt and expenses. Stockholders are entitled to one vote per share and do not have cumulative voting rights.

The Fund’s Common Stock is, and the Shares offered hereby (through the exercise of the Rights) will be, listed on the NYSE under the symbol “SWZ.” Under the rules of the NYSE applicable to listed companies, the Fund is required to hold an annual meeting of stockholders each year.

The Fund may from time to time sell additional shares of Common Stock, although it has no present intention of offering additional shares other than pursuant to this Offer or the Plan. Other offerings of the Fund’s shares of Common Stock, if made, will require approval of the Board of Directors. Any additional offering will be subject to the requirements of the 1940 Act that shares may not be sold at a price below the then-current NAV (exclusive of underwriting discounts and commissions), except in connection with an offering to existing stockholders or with the consent of a majority of the Fund’s outstanding shares of Common Stock.

CERTAIN PROVISIONS OF THE CHARTER AND BY-LAWS

The Fund’s Charter and By-Laws each contains provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Board of Directors has been divided into three classes. At the annual meeting of stockholders each year, the term of one class will expire and Directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A Director may be removed from office only for cause and only by a vote of the holders of at least 75% of the outstanding shares of the Fund entitled to vote on the matter.

Under the Charter, actions by stockholders may be taken by a vote of the majority of the total number of shares of outstanding Common Stock of the Fund, except that a vote of at least 75% of the outstanding shares of Common Stock of the Fund is required to authorize any of the following actions:

(i) a merger or consolidation of the Fund with another corporation;

(ii) the liquidation of dissolution of the Fund;

(iii) the sale of all or substantially all of the assets of the Fund (other than in the regular course of the Fund’s investment activities);

(iv) amending the Charter to provide for redeemable shares; and

(v) any amendment to the Charter that reduces the 75% vote required to authorize the actions listed in (i)-(iv) above.

The Fund’s By-Laws also contain certain minimum qualification requirements for all Directors and nominees for Director, including the requirement that each Director (or nominee for Director) have relevant experience and country-specific knowledge and that each Director (or nominee for Director) must not have any conflict of interest.

The Fund’s By-Laws also include a provision requiring a vote of at least 75% of the outstanding shares of Common Stock of the Fund in order for stockholders to amend the Fund’s By-Laws.

Please refer to the Charter and By-Laws of the Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the opinion of the Adviser, however, these provisions offer several possible advantages. They may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objective.

CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and it could be converted to an open-end investment company by a vote of the majority of the outstanding shares of the Fund’s Common Stock; provided, however, that the Fund’s Board of Directors also authorizes amending the Fund’s Charter to provide for such a conversion, including, but not limited to: (i) changing the Fund’s status as a closed-end investment company; (ii) adding provisions regarding the Fund’s shares as being “redeemable securities” (as defined in the 1940 Act) (such as provisions relating to the Fund’s right to redeem shares (at its option and under certain specified circumstances), exchangeability, convertibility and payment of redemption proceeds); (iii) designating the Fund’s shares of Common Stock into classes (if the Fund will issue multiple classes of shares as an open-end investment company) and/or series and other provisions relating to a multi-class or multi-series structure (such as allocation of expenses, assets and liabilities, relative entitlement to dividends and voting rights); (iv) the imposition of sales charges or redemption fees (if provided under the terms of issuance of such class of shares); and (v) removal of supermajority voting provisions.

If the Fund converted to an open-end investment company, the Fund’s Common Stock would no longer be listed on the NYSE. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less any redemption charge in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares.

Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Directors may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing. The Board of Directors believes, however, that the closed-end structure is desirable in light of the Fund’s investment objective and policies and it is currently not likely that the Board of Directors would vote to convert the Fund to an open-end fund.

REPURCHASE OF COMMON STOCK

Common shares of closed-end investment companies often trade at a discount to NAV, and shares of the Fund’s Common Stock also may trade at a discount to their NAV, although it is possible that they may trade at a premium above NAV. The market price of the Fund’s Common Stock will be determined by such factors as relative demand for and supply of the Common Stock in the market, the Fund’s NAV, general market and economic conditions and other factors beyond the control of the Fund. Although the Fund’s stockholders will not have the right to redeem the Common Stock, the Fund may take action to repurchase Common Stock in the open market or make tender offers for its Common Stock at NAV.

The acquisition of Common Stock by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund’s expense ratio and may adversely affect the ability of the Fund to achieve its investment objective. To the extent the Fund may need to liquidate investments to fund repurchases of Common Stock, this may result in portfolio turnover which will result in additional expenses being borne by the Fund. The acquisition of Common Stock by the Fund at prices below NAV, however, will result in an increase in the net asset value per share of those shares that remain outstanding. There can be no assurance that share repurchases or tenders at or below NAV will result in the Fund’s shares of Common Stock trading at a price equal to their NAV.

The principal purpose of the Fund’s Common Stock repurchase program is to enhance stockholder value by increasing the Fund’s NAV per share without creating a meaningful adverse effect upon the Fund’s expense ratio. Any share repurchases or tender offers will be made in accordance with the requirements of the Exchange Act and the 1940 Act. See “U.S. Federal Taxation” for a description of the potential tax consequences of a repurchase of the Fund’s Common Stock.

U.S. FEDERAL TAXATION

The following discussion offers only a brief outline of the U.S. Federal income tax consequences of investing in the Fund and is based on the U.S. Federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. Investors should consult their own tax advisors for more detailed information and for information regarding the impact of state, local and foreign taxes on an investment in the Fund.

U.S. Federal Income Tax Treatment of the Fund

The Fund has elected to be treated and has qualified as, and intends to continue to qualify each year as, a regulated investment company under U.S. Federal income tax law. If the Fund so qualifies and distributes each year to its stockholders at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net tax-exempt interest, the Fund will not be required to pay U.S. Federal income taxes on any income it distributes to stockholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income for the calendar year and 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year (unless an election is made to use the Fund’s fiscal year), plus such amounts from previous years that were not distributed, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Fund intends to make sufficient distributions of its income to satisfy the distribution requirement and prevent application of the excise tax.

Dividends paid to stockholders out of the Fund’s current and accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable to stockholders as ordinary income. For taxable years beginning on or before December 31, 2010, distributions of investment company taxable income designated by the Fund as derived from qualified dividend income (i.e., generally dividends paid by certain U.S. corporations and “qualified foreign corporations”) will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and its stockholders. However, even if income received is in the form of a distribution of qualified dividend income and is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other U.S. Federal income tax purposes. A foreign corporation is a “qualified foreign corporation” if it is (1) incorporated in a possession of the United States or is eligible for benefits of a comprehensive income tax treaty with the United States that the United States Treasury Department determines is satisfactory for this purpose and that includes an exchange of information program or (2) any other foreign corporation with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A “qualified foreign corporation” does not include any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. The Fund cannot predict at this time what portion of dividends received from foreign corporations will be eligible for the reduced rates of taxation applicable to qualified dividend income.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, designated as capital gain dividends are taxable to the Fund’s stockholders as long-term capital gains, regardless of how long such stockholders have held their Fund shares. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2010.

A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits is treated as a non-taxable return of capital that reduces a stockholder’s tax basis in his or her Fund shares; any such distributions in excess of such stockholder’s basis are treated as gain from a sale of such shares. The tax treatment of a stockholder’s dividends and distributions will be the same regardless of whether they were paid to such stockholder in cash or reinvested in additional Fund shares.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year. Each year, the Fund will notify its stockholders of the tax status of dividends and other distributions.

If a stockholder sells or otherwise disposes of shares of the Fund’s Common Stock, or has shares repurchased by the Fund, that stockholder may realize a capital gain or loss which will be long-term or short-term, depending generally on the holding period for the shares.

The Fund may be required to withhold U.S. Federal income tax on all taxable distributions and redemption proceeds payable if a stockholder:

•	fails to provide the Fund with a correct taxpayer identification number;

•	fails to make required certifications; or

•	has been notified by the Internal Revenue Service that the stockholder is subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against a stockholder’s U.S. Federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

Certain dividends and other distributions received from sources outside of the United States may be subject to withholding taxes imposed by other countries. In the event that more than 50% of the value of the net assets of the Fund at the close of the taxable year consists of stock or securities of foreign corporations, the Fund will make an election to pass through to its stockholders a credit or deduction for foreign taxes paid by it.

Swiss Taxation

Pursuant to a tax treaty between the United States and Switzerland (the “Treaty”), the Fund will not be regarded as having a permanent establishment in Switzerland if it carries on its securities transactions in Switzerland through a broker or general commission agent or any other agent of independent status where such person is acting in the ordinary course of its business. Accordingly, pursuant to the Treaty, the Fund will not be subject to Swiss corporate income tax. The Fund will further not be subject to Swiss withholding tax on its capital gains income. Corporate dividends distributed by a company resident in Switzerland and interest on accounts with Swiss banks and financial institutions paid to the Fund by a company resident in Switzerland are subject to Swiss withholding tax at a rate of 35%. Pursuant to the Treaty, the Fund will be entitled to a partial refund of Swiss withholding tax which will result in a net Swiss withholding tax of 15% on dividends and 0% on interest. Interest paid by a non-Swiss bank on a Swiss franc-denominated fiduciary account is not subject to Swiss withholding tax.

Further Information

The SAI summarizes further U.S. Federal income tax considerations that may apply to the Fund and its stockholders and may qualify the considerations discussed herein. Fund distributions also may be subject to state and local taxes. You should consult with your own tax advisor regarding the particular consequences of investing in the Fund.

CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

American Stock Transfer & Trust Company, whose address is 59 Maiden Lane Plaza Level New York, New York 10038, acts as transfer agent, dividend paying agent, and registrar for the Fund’s Common Stock. Citibank, N.A., whose principal business address is 399 Park Avenue, New York, New York 10022, has been retained to act as custodian of the Fund’s investments. Neither American Stock Transfer & Trust Company nor Citibank, N.A. has any part in deciding the Fund’s investment policies or which securities are to be purchased or sold for the Fund’s portfolio.

LEGAL OPINIONS

The validity of the shares offered hereby is being passed on for the Fund by Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York, and certain other legal matters will be passed on for the Dealer Manager by Skadden, Arps, Slate, Meagher & Flom LLP, 333 West Wacker Drive, Suite 2100, Chicago, Illinois 60606.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Fund	1
Investment Objective, Policies and Risks	1
Investment Restrictions	5
Management of the Fund	6
Investment Advisory and Other Services	12
Portfolio Transactions and Brokerage	16
Determination of Net Asset Value	17
Repurchase of Common Stock	18
U.S. Federal Taxation	19
Counsel and Independent Registered Public Accounting Firm	24
Financial Statements	24

The Swiss Helvetia Fund, Inc.

8,149,552 Shares of Common Stock

Issuable Upon Exercise of Transferable Rights to
Subscribe for Such Shares

PROSPECTUS

UBS Investment Bank

May 18, 2007

THE SWISS HELVETIA FUND, INC.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
1-888-SWISS-00 (1-888-794-7700)
1-212-332-2760

STATEMENT OF ADDITIONAL INFORMATION
May 18, 2007
This Statement of Additional Information (“SAI”) of the Fund relating to this offering of shares of the Fund’s common stock (the “Common Stock”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating to the Common Stock dated May 18, 2007.
This SAI does not include all information that a prospective investor should consider before purchasing shares of Common Stock in this offering. Investors should obtain and read the Fund’s prospectus prior to purchasing such shares. A copy of the Fund’s prospectus may be obtained without charge by calling (888) 794-7700. You also may obtain a copy of the Fund’s prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov).
Capitalized terms used but not defined in this SAI have the meanings assigned to them in the prospectus.

Privacy Policy
Hottinger Capital Corp. (“HCC”) collects certain personally identifiable financial information about the Fund’s stockholders to ensure that it offers the highest quality financial services and products. The personally identifiable financial information which the Fund gathers during the normal course of doing business with its stockholders may include:
1.	information the Fund receives from its stockholders on applications or other forms;

2.	information about transactions with the Fund, its affiliates, or others;

3.	information collected through an Internet “cookie” (an information collecting device from a web server); and

4.	information that the Fund receives from a consumer reporting agency.
The Fund does not disclose any nonpublic personal information about its current or former stockholders to anyone, except as permitted by law. In accordance with Section 248.13 of Regulation S-P, the Fund may disclose all of the information collected, as described above, to certain nonaffiliated third parties such as attorneys, accountants, auditors and persons or entities that are assessing the Fund’s compliance with industry standards. HCC, on behalf of the Fund, enters into contractual agreements with all nonaffiliated third parties that prohibit such third parties from disclosing or using this information other than to carry out the purposes for which the Fund discloses the information.
The Fund restricts access to nonpublic personal information about its stockholders to those employees who need to know that information to provide financial products or services to stockholders. The Fund maintains physical, electronic, and procedural safeguards that comply with Federal standards to guard the nonpublic personal information of the Fund’s stockholders.

THE FUND
     The Fund is a non-diversified closed-end investment management company, which was incorporated in Delaware on October 24, 1986. The Fund commenced investment operations on August 27, 1987 following an initial public offering of 8,000,000 shares of the Fund’s common stock, par value $0.001 per share (the “Common Stock”) at $15.00 per share. The Fund changed its name from “The Helvetia Fund, Inc.” to “The Swiss Helvetia Fund, Inc.” on May 16, 1990. The Fund issued an additional 800,786 shares of Common Stock at an offering price of $12.60 in connection with a non-transferable rights offering in June 1992. The Fund issued an additional 3,075,000 shares of Common Stock at an offering price of $18.72 in connection with a non-transferable rights offering in July 1995. On October 16, 1998, the Fund effected a 2:1 stock split.
INVESTMENT OBJECTIVE, POLICIES AND RISKS
     The following descriptions supplement the descriptions of the Fund’s principal investment objective, strategies and risks as set forth in the prospectus. Except as otherwise provided, the Fund’s investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the stockholders; however, the Fund will not change its non-fundamental investment policies without written notice to stockholders.
Initial Public Offerings
     The Fund may purchase securities of companies in initial public offerings (“IPOs”) or shortly thereafter. An IPO is a corporation’s first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation’s future growth. Corporations offering stock in IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies’ securities may be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons. IPO securities will be sold when the Adviser believes the price has reached full value. IPO securities may be sold by the Fund on the same day the Fund receives an allocation.
Smaller Company Securities
     The Fund may purchase securities of smaller capitalization companies, the prices of which may be subject to more abrupt or erratic market movements than securities of larger, more established companies, because securities of smaller companies typically are traded in lower volume and the issuers typically are subject to greater changes in earnings and prospects. Smaller capitalization companies often have limited product lines, markets or financial resources. They may be dependent on management for one or a few key persons, and can be more susceptible to losses and the risk of bankruptcy. In addition, securities of the small capitalization sector may be thinly traded (and therefore may have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may pose a greater chance of loss than investments in securities of larger capitalization companies.
Convertible Securities
     Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer.
     The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the

1

convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
     Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.
Swiss Real Estate Companies
     Real property investments are subject to varying degrees of risk. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of real estate company shares also may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates, as well as risks normally associated with debt financing. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values also may be adversely affected by such factors as applicable laws, interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company also may have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to these properties may be limited.
     Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing. Such sectors include retail, office, hotel, healthcare and multifamily properties. Certain portfolio companies may carry comprehensive liability, fire, flood, earthquake, extended coverage and rental loss insurance with various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties, which, as a result, would adversely affect the Fund’s investment performance.
Real Estate Investment Trusts
     Real estate investment trusts (“REITs”) are companies that own interests in real estate or in real estate related loans or other interests and revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income to such shareholders. Some countries have a REIT structure very similar to the U.S. Other countries have REIT structures that are different from the U.S. in terms of tax requirements/benefits or scope of qualifying business activities. In addition, there are other countries that have not adopted a REIT structure in any form, although some of these countries, including Switzerland, are considering adopting a REIT structure.
     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise,

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the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.
Borrowing Money
     The Fund may borrow in an amount up to 10% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (including the amount borrowed) at the time the borrowing is made. Money borrowed will be subject to interest costs. In addition, the Fund may borrow for investment purposes to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). See “Leverage” below.
Leverage
     Under the 1940 Act, money borrowed for leveraging is limited to 33 1/3% of the value of the Fund’s net assets plus the principal amount represented by borrowings. The Fund is limited in the amount it may borrow for leveraging purposes to 10% of the value of its total assets (including the amount borrowed). Interest costs of borrowings may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires the Fund to maintain continuous asset coverage (net assets plus the principal amount represented by borrowings) of 300% of the amount borrowed. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the value of the Fund’s net assets plus the principal amount by borrowings, is at least 300% of such principal amount. The Fund also may be required to maintain minimum average balances in connection with such borrowings or pay a commitment or other fee to maintain a credit facility; either of these requirements would increase the cost of borrowings over the stated interest rate.
     Using leverage (borrowing for investment purposes) is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the likelihood of more volatility in the market value of the Fund’s common stock and the possibility either that the Fund’s return will fall if the interest rate on any borrowings rises, or that income and the Fund’s distributions will fluctuate because the interest rate on borrowings varies. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize higher net return than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to the Fund’s common stockholders will be reduced, and if the then current cost of any leverage were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return than if the Fund were not so leveraged. If the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value than if the Fund were not leveraged. A greater net asset value decrease also will tend to cause a greater decline in the market price for the Fund’s common stock. There can be no assurance that any leverage strategy the Fund employs will be successful.
     Credit Facility. The Fund has entered into a $45 million credit agreement with Citibank, N.A. (the “Credit Agreement”) for an uncommitted line of credit with Citibank, N.A. as lender and agent (the “Line of Credit”). The Line of Credit may be used (1) to purchase portfolio investments and (2) for payment of distributions to stockholders and other short-term portfolio management purposes.

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Lending Portfolio Securities
     The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund’s investment is to be voted upon. Loans of portfolio securities may not exceed 33 1/3% of the value of the Fund’s total assets. The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral.
Options
     The Fund may invest in, or enter into, certain options. Options may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter (“OTC”) transactions. Exchange-traded options generally are guaranteed by the clearing agency which is the issuer or counterparty to such options. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with options purchased on an exchange. In contrast, no clearing agency guarantees OTC transactions. Therefore, each party to an OTC transaction bears the risk that the counterparty will default. OTC options are less liquid than exchange-traded options since the other party to the transaction may be the only investor with sufficient understanding of the option to be interested in bidding for it.
     The Fund may buy and sell (write) covered call options and may buy put options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call options which it retains whether or not the option is exercised.
     The Fund also may buy call options and buy put options in respect of stock indices listed on Swiss or European stock exchanges or traded in the over-the-counter market. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.
     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to

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sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.
     Successful use by the Fund of options will be subject to the Adviser’s ability to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent the Adviser’s predictions are incorrect, the Fund may incur losses.
Investment Companies
     The Fund may invest in securities issued by other registered investment companies. Under the 1940 Act, the Fund’s investment in such securities, subject to certain exceptions, currently is limited to (1) 3% of the total voting stock of any one investment company, (2) 5% of the Fund’s total assets in any one investment company and (3) 10% of the Fund’s total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.
INVESTMENT RESTRICTIONS
     The investment objective and the general investment policies and investment techniques of the Fund are described in the prospectus. The Fund has also adopted certain investment restrictions limiting the following activities except as specifically authorized. The Fund may not:
     1. Invest 25% or more of the total value of its assets in a particular industry.
     2. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow money from banks in amounts not exceeding 10% of its total assets (including the amount borrowed) and may pledge its assets in connection with such permitted borrowing; provided that permitted derivative transactions are not deemed to be an issuance of a senior security.
     3. Make loans, except through the purchase of debt obligations consistent with the Fund’s investment policies.
     4. Buy or sell commodities, commodity contracts, futures contracts, real estate or interests in real estate, except that the Fund may purchase and sell securities issued by Swiss Real Estate Companies, and the Fund may acquire, hold and sell real estate or mortgages on real estate as a result of default, liquidation or other distributions of an interest in real estate as a result of the Fund’s ownership of securities of Swiss Real Estate Companies.
     5. Make short sales of securities or maintain a short position in any security.
     6. Purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions.
     7. Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sales of securities in its portfolio.
     8. Invest 10% or more of the total value of its assets in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable.
     The investment restrictions numbered 1 through 8 in this SAI have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the approval of the holders of a “majority of the outstanding” Common Stock. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.
     If a percentage restriction is adhered to at the time of an investment or transaction, a later change in

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percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.
MANAGEMENT OF THE FUND
Board of Directors
     The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors (the “Board”), which approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

Hottinger Capital Corp.	Investment Adviser

Citigroup Fund Services, LLC	Administrator and Fund Accountant

Citibank, N.A.	Custodian

American Stock Transfer & Trust Company	Transfer Agent, Dividend Disbursing Agent and Registrar
     Basic information about the identity and experience of each Director and officer is set forth in the charts below. The Directors of the Fund, their addresses, their ages, the length of time served, their principal occupations for at least the past five years, and other directorships held by the Director are set forth below. The Fund is not part of a fund complex or group, and, accordingly, the Directors do not serve on the board of any other registered investment company in a complex or group with the Fund.

Name, Address & Age,
Position(s) with the Fund	Principal Occupation(s)
(Since)	During At Least The Past Five Years	Other Directorships Held

Class I Directors
Claude W. Frey Clos 108 2012 Auvernier Switzerland Age: 63 Director (1995); Member of the Governance/Nominating Committee (2002)	President of the Swiss Parliament from 1994 to 1995; President of the Swiss Police Academy (Neuchâtel) from 1996 to 2003; Member of the Swiss Parliament from 1979 to 2003; Parliamentary Assembly of the Council of Europe (Strasbourg) from 1996 to 2004; Executive Board of the “North-South Centre” (Lisbon) since 1999; President of the National Committee for Foreign Affairs from 2001 to 2003; Vice President of the National Committee for Foreign Affairs from 1999 to 2001; Chairman of the Board: Bérun Frais SA (Maria) since 2002; Federation of Swiss Food Industries (Berne) from 1991 to 2001; Association of Swiss Chocolate Manufacturers (Berne) from 1991 to 2000; Vice Chairman of the Board: Federation of Swiss Employers’ Association (Zurich) from 1997 to 2001	Chairman of the Board: Infra Tunnel SA (Marin) since 2002; Beton Frais SA (Marin) since 2002; President of the Steering Committee of InterNutrition (Zurich) since 2000; Member of the Board: SCCM SA (Crans-Montana) since 2001; Dexia Banque Privee (Suisse), Zurich, since 2003; Dexia Public Finance (Suisse), Geneva since 2006; Racemark Industries SA (Suisse), Couvet since 2006; Chairman of the Executive Board of the “North-South Centre” (Lisbon) since 2004; Chairman of the Federal Committee for Employee Pension Plans (Berne) since 2004

Jean-Marc Boillat Les Gadras 47120 Villeneuve de Duras France Age: 64 Director (2005); Member of the Governance/ Nominating Committee (2005)	Former CEO, Tornos-Bechler S.A., Moutier; Former Ambassador of Switzerland in various countries, including Lebanon, Cyprus, Angola, Mozambique and Argentina	None

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Name, Address & Age,
Position(s) with the Fund	Principal Occupation(s)
(Since)	During At Least The Past Five Years	Other Directorships Held

Alexandre de Takacsy[1] Financière Hottinguer 43, rue Taitbout 75009 Paris France Age: 77 Director (1987 to 1994; 1998 to present)	Senior Advisor to the Hottinger Group and President of Hottinger U.S., Inc. (“HUS”) until December 2004; Vice Chairman of the Board, Director, President and Secretary of HCC; Retired Senior Executive, Royal Bank of Canada	None

Name, Address & Age,
Position(s) with the	Principal Occupation(s)
Fund (Since)	During At Least The Past Five Years	Other Directorships Held

Class II Directors
Didier Pineau-Valencienne
c/o SABARD Private Equity Partners,
24/32 Rue Jean Goujon
75008 Paris France
Age: 75

Director (1999); Member of the Audit Committee (1999) and Governance/Nominating Committee (2002); and Member of the Litigation Committee (2001 to 2003)
	Honorary Chairman of Schneider Electric SA (industrial conglomerate) since 1999; Chairman of the Board and Chief Executive Officer of Schneider Electric SA from 1981 to 1999; Chairman of AFEP from 1999 to 2001; Vice Chairman of Credit Suisse First Boston (Europe) Limited (investment banking) from February 1999 to November 2002; Senior Adviser of Credit Suisse First Boston (Europe) Limited since November 2002; Partner of SAGARD Private Equity Partners (France)	Director: Fleury Michon (France); AFEP (France); Wendel Investissements (formerly, Compagnie Générale d’Industrie et de Participations (CGIP)) from 1996 to 2005; Member of the Board of Pernod Ricard since 2003; Member of the Supervisory Board of AXA-UAP (France) (insurance) from 1998 to 2001; Member of Advisory Board of Booz Allen & Hamilton (USA) from 1997 to 2002; Member of LAGARDÈRE (France) (holding company)

Samuel B. Witt, III, Esq.
1802 Bayberry Court,
Suite 401 Richmond, Virginia 23226
Age: 71

Director (1987) and Chairman of the Board of Directors (2006); Chairman of the Audit Committee (1993 to 2006) and Litigation Committee (2001 to 2003); and Member of the Governance/Nominating Committee (2002)
	Senior Vice President and General Counsel: Stateside Associates, Inc. from 1993 to 2004; Senior Consultant to Stateside Associates, Inc. from June 1 to December 31, 2004; Samuel B. Witt, III, Attorney-at-Law, since August 1993	Former Member and President of the Virginia Military Institute Board of Visitors; Trustee of The Williamsburg Investment Trust (registered investment company); Trustee, George C. Marshall Foundation; Trustee, University of Virginia Law School Foundation; Director, Gateway Homes, Inc.; and Director, College Orientation Workshop

Paul R. Brenner, Esq. 25 Moore Rd. Bronxville, New York 10708
Age: 64

Director (2002); Chairman of the Audit Committee (2006); Member of the Governance/Nominating Committee (2005); and Secretary (1987 to 2002)
	Of Counsel of Salans (law firm) since July 1996; Paul R. Brenner, Attorney-at-Law since June 1993; Counsel to the Fund from 1994 to 2002; Partner of Kelley Drye & Warren LLP (law firm) from 1976 to 1993	Chairman of the Board and Director: Harry Limited (Private Investment Company (“P.I.C.”)); MFGAT, Inc. (P.I.C.); Strelsau, Inc. (P.I.C.); MG Management Corp. (P.I.C.); Marango Capital Management Corp. (P.I.C.); Director: Quercus Foundation, Inc. (Private Foundation); Highstead Fund, Inc. (Private Foundation); Highstead Foundation, Inc (Arboretum); and Director and Senior Trustee of The Louis Calder Foundation (Private Foundation)

7

Name, Address & Age,
Position(s) with the Fund	Principal Occupation(s)
(Since)	During At Least The Past Five Years	Other Directorships Held

Class III Directors
Michael Kraynak, Jr. 401 Mountain Avenue Ridgewood, New Jersey 07450 Age: 76 Director (2005); and Member of the Audit Committee (2006) and Governance/ Nominating Committee (2005)	Partner of Brown Brothers Harriman & Co.; Member, BBH Trust Company Investment Committee	Director of American Australian Association; Chairman, Finance Committee; Member, Executive Committee; President of the Robert Brunner Foundation (private foundation); Trustee of the Ridgecrest Senior Citizens Housing Corp.; Former Member of the Ridgewood (NJ) Financial Advisory Council; Former Director: Yale Alumni Association of Bergen County

Stephen K. West, Esq. Sullivan & Cromwell LLP
125 Broad Street New York, New York 10004
Age: 78

Director (1995); and Member of the Audit Committee (1996 to 2004 and since 2006), Governance/Nominating Committee (2002) and Litigation Committee (2001 to 2003)
	Senior Counsel of Sullivan & Cromwell LLP (law firm) since 1997; Partner of Sullivan & Cromwell LLP from 1964 to 1996	Director: Pioneer Funds (registered investment companies) (52 portfolios); AMVESCAP PLC (investment manager) from 1999 to 2005; First ING Insurance Company of New York from 1983 to 2001; Winthrop Focus Funds (registered investment companies) from 1988 to 1997; ING America Holdings, Inc. (insurance and broker-dealer holding company) from 1988 to 1998; Dresdner RCM Global Strategic Income Fund, Inc. (registered investment company) from 1997 to 2002

Paul Hottinguer[1] Hottinger et Cie Dreikonigstrasse 55 8027 Zurich Switzerland Age: 64 Director (1989); Chairman of the Board of Directors (1989 to 2006); and Chief Executive Officer (1989 to 2002)	General Partner: Hottinger et Cie (Zurich); President: Gaspee (real estate) since 1992; Financière Hottinguer (holding company) (1990 to 2002); Financière Provence Participations (venture capital firm) since 1990; AXA International Obligations (finance) since 1996; Managing Director: Intercom (holding company) since 1984; Administrator: Investissement Provence SA (holding company) since 1996; Finaxa (finance) since 1982; Permanent Representative: Credit Suisse Hottinguer to Provence International (publicly held French mutual fund), Credit Suisse Hottinguer to CS Oblig Euro Souverain (mutual fund); Financière Hottinguer to CS Institutions Monetaire (mutual fund) from 1990 to 2002; Financière Hottinguer to CS Court Terme (mutual fund) from 1990 to 2002; Censor — Provence Europe (mutual fund); Credit Suisse Hottinguer to PPC; Credit Suisse Hottinguer to Croissance Britannia (investment fund); Credit Suisse Hottinguer to Harwanne Allemagne; Vice Chairman of the Board, Director and Member of Investment Committee: HCC; Director of HUS until December 2004.	Director: Drouot Securite; Member: Conseil de Surveillance Credit Suisse Hottinguer; Societe pour le Financement de Bureaux et d’Usines Sofibus (real estate)

8

Principal
Occupation(s)
During At Least The
Past Five Years and
Other Directorships
Name, Address & Age	Position(s) With Fund (Since)	Held

Officers[2]
Rodolphe E. Hottinger Hottinger et Cie 3 Place des Bergues C.P. 1620 1211 Geneve 1 Switzerland Age: 50	President (1997); Chief Executive Officer (2002); Chief Operating Officer (1997 to 2002); Acting President (1996 to 1997); and Executive Vice President and Chief Operating Officer (1994 to 1996)	Managing Partner of Hottinger et Cie (Zurich) since 1987; President: Financière Hottinguer Paris; Hottinger Capital, S.A. (Geneva) (investment company) since 2000; Hottinger & Co. Ltd, UK (investment advisor) since 2001; Emba, NV (investment company) since 1990; Vice Chairman of the Board, Director, Chief Executive Officer and Member of Investment Committee of HCC since 1994; Director of HUS until December 2004. Director: Sofibus SA (real estate investment company); AXA Switzerland (Insurance); Hottinger Bank & Trust Ltd. (Bahamas); PMA, Vienna; Hottinger London

Rudolf Millisits HCC 1270 Avenue of the Americas, Suite 400 New York, New York 10020 Age: 49	Senior Vice President (2000); Treasurer and Chief Financial Officer (2002); and Vice President (1995 to 2000)	Director of HCC since December 2000; Chief Operating Officer of HCC since December 1998; Executive Vice President, Portfolio Manager, Member of Investment Committee and Chief Compliance Officer of HCC since September 1994; Assistant Secretary of HCC since August 1995; Chairman, Chief Executive Officer and Director of HUS since December 2004; Executive Vice President of HUS from 1994 to 2004; Assistant Secretary of HUS from 1995 to 2004; President and Chief Financial Officer: Hottinger Brothers LLC since 2004

Philippe R. Comby, CFA, FRM HCC 1270 Avenue of the Americas, Suite 400 New York, New York 10020 Age: 40	Vice President (2000)	Director of HCC since September 2005; Senior Vice President of HCC since 2002; First Vice President of HCC from 1998 to 2002; Treasurer of HCC since 1997; Chief Investment Officer and Senior Vice President of Hottinger Brothers LLC since 2004; Director, President and Secretary of HUS since December 2004

Edward J. Veilleux 5 Brook Farm Court Hunt Valley, Maryland 21030 Age: 63	Vice President (1987); Secretary (2002); and Treasurer (1987 to 2002)	President of EJV Financial Services LLC (investment company consulting) since May 2002; Senior Vice President of Old Mutual Advisor Funds (formerly known as the PBHG Funds) since January 2005; Director of Deutsche Asset Management from 1999 to 2002; Principal of BT Alex Brown Incorporated from 1989 to 1999; Executive Vice President of Investment Company Capital Corp. from 1987 to 2002

Peter R. Guarino Foreside Compliance Services, LLC Two Portland Square Portland, Maine 04101 Age: 49	Chief Compliance Officer (2004)	Managing Director of Foreside Compliance Services, LLC since 2004; Independent Compliance Consultant from 2002 to 2004; General Counsel and Global Compliance Director of MiFund, Inc. (mutual fund services) from 2000 to 2002

1	Indicates “Interested Person,” as defined in the 1940 Act. Paul Hottinguer is an “Interested Person” because of his affiliation with Hottinger et Cie (Zurich) and as a controlling person of HCC. Alexandre de Takacsy is an Interested Person because of his current positions with HCC.

2	Each executive officer serves on a year-to-year basis for an indefinite term, until his successor is elected and qualified.
     The Fund’s officers are elected annually by the Board of Directors at its Annual Meeting following the Annual Meeting of Stockholders. In addition to the executive officers, the Fund’s other officers are Scot E. Draeger, Assistant Secretary and Jean L. Seidel, Assistant Treasurer, each of whom is an employee of Citigroup Fund Services, LLC.

9

     The table below indicates the dollar range of each Director’s ownership of Common Stock of the Fund as of December 31, 2006.

Dollar Range of Common Stock
Jean-Marc Boillat	$10,001—$50,000
Paul R. Brenner	Over $100,000
Alexandre de Takacsy	$10,001—$50,000
Claude W. Frey	$10,001—$50,000
Paul Hottinguer	Over $100,000
Michael Kraynak	$10,001—$50,000
Didier Pineau-Valencienne	$10,001—$50,000
Stephen K. West, Esq.	Over $100,000
Samuel B. Witt, III, Esq.	$10,001—$50,000
     Hottinger et Cie (Zurich), a partnership, owns 143,305 shares of the Fund; HCC            owns 140,307 shares of the Fund; Hottinger Treuhand AG owns 9,823 shares of the Fund; and Hottinger Bank & Trust Limited, Nassau owns 34,016 shares of the Fund. Paul Hottinguer and Rodolphe E. Hottinger are controlling partners of Hottinger et Cie (Zurich) and controlling shareholders and directors of HCC and Hottinger Treuhand AG and therefore share voting and investment power over the 327,451 shares of the Fund owned by Hottinger et Cie (Zurich), HCC, Hottinger Treuhand AG and Hottinger Bank & Trust Limited, Nassau. In addition, Rodolphe E. Hottinger and his children directly own 18,533 shares.
     As of May 4, 2007, all Directors and executive officers as a group owned 725,492 shares which constitutes approximately 2.97% of the outstanding Common Stock of the Fund. No Director who is not an “interested person” of the Fund as defined in the 1940 Act (“Independent Directors”), and no immediate family members, owns any securities issued by the Adviser or any person or entity (other than the Fund) directly or indirectly controlling, controlled by or under common control with the Adviser.
     During the year ended December 31, 2006, the Board of Directors met four times. The Board of Directors provides oversight with respect to the Fund’s governance, operations, performance and stockholder relations. In that capacity the Board, directly and through permanent and ad hoc committees, provides oversight of the Fund’s investment adviser, HCC, the Fund’s independent registered public accounting firm, Deloitte & Touche, LLP, the Fund’s administrator and fund accountant, Citigroup Fund Services, LLC (“Citigroup Fund Services”), and Fund management.
     The Board has established an Audit Committee whose current members are Messrs. Brenner, Kraynak, Pineau-Valencienne and West, each of whom is an Independent Director. Mr. Brenner serves as Chairman of the Audit Committee. Mr. Witt, as Chairman of the Board of Directors, serves as an ad hoc member of the Audit Committee, but is not considered a formal member of the Audit Committee. In this capacity, Mr. Witt does not have any voting powers and is not counted for purposes of determining a quorum at meetings of the Audit Committee.
     Pursuant to the Audit Committee Charter adopted by the Fund’s Board of Directors, the function of the Audit Committee is to assist Board oversight of (i) the integrity of the Fund’s financial statements; (ii) the Fund’s compliance with legal and regulatory requirements; and (iii) the independent registered public accounting firm’s qualifications, independence and performance. The Audit Committee held six meetings during the year ended December 31, 2006. The Audit Committee has direct responsibility to appoint, retain, determine the compensation of, evaluate and terminate the Fund’s independent registered public accounting firm, including sole authority to approve all audit engagement fees and terms, and in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent registered public accounting firm. The Audit Committee also oversees the accounting and financial reporting processes of the Fund and the audits of the Fund’s financial statements as well as the administration of the Fund.
     The Board of Directors has a Governance/Nominating Committee whose current members are Messrs. Boillat, Brenner, Frey, Kraynak, Pineau-Valencienne, West and Witt, each of whom is an Independent Director. Mr. Pineau-Valencienne serves as Chairman of the Governance/Nominating Committee. The Governance/ Nominating Committee met four times during the year ended December 31, 2006.

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     Among other responsibilities, the Governance/Nominating Committee selects and nominates persons for election or appointment by the Board as Directors of the Fund and oversees the annual assessment of the effectiveness of the Board and such other matters of Fund governance as may be delegated to it by the Board or determined by the Governance/Nominating Committee to be appropriate. In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the Governance/Nominating Committee Charter, including character and integrity, experience in business, investment and economic matters in Europe, the United States, or Switzerland or political matters of Switzerland, and whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its stockholders. The Governance/Nominating Committee will consider nominees recommended by a stockholder if such recommendation is in writing and is received in a timely manner by the Fund, and otherwise complies with the requirements for such proposals contained in the Governance/Nominating Committee Charter, the Fund’s By-Laws and other applicable law.
     In connection with the Offer, the Board also established an Ad Hoc Rights Offering Committee, consisting of Messrs. Brenner, Kraynak, Pineau-Valencienne, West and Witt. This Ad Hoc Committee was formed for the purpose of considering the advisability of conducting a rights offering and consulting with various parties, including management of the Fund, legal counsel and various investment banks as to the structure, timing and terms of the Offer. The Ad Hoc Rights Offering Committee met ten times between December 2006 and May 2007.
     Each Independent Director of the Fund is paid an annual aggregate fee of $32,809, plus $1,300 for each meeting of the Board of Directors attended and $750 for each Committee meeting attended, if held separately. In addition, the Chairman of the Board receives an annual fee of $12,000, and the Chairmen of the Audit Committee and the Governance/Nominating Committee receive an annual fee of $5,000. The annual fee of Independent Directors (including the annual fee paid to the Chairmen of the Audit Committee and the Governance/Nominating Committee) is adjusted annually, as of each January 1, in proportion to the increase in the Consumer Price Index for the preceding twelve month period. Each Director who is an Independent Director and who is a member of the Audit or Governance/Nominating Committees or any other Ad Hoc or Standing Committee as established by the Board of Directors may be compensated for incremental work over and above attending a meeting based upon the value added to the Fund. Finally, the Fund reimburses Independent Directors for certain out-of-pocket expenses, such as travel expenses in connection with Board meetings. During the year ended December 31, 2006, the incumbent Independent Directors received from the Fund individual remuneration (exclusive of reimbursed expenses), as follows:

Aggregate
Compensation
From the
Name of Person and Position[1]	Fund[2]
Jean-Marc Boillat, Director[3]	$39,832.17
Paul R. Brenner, Esq., Director and Chairman of the Audit Committee[3,4]	$44,607.50
Claude W. Frey, Director[3]	$37,730.00
Michael Kraynak, Jr., Director[3,4]	$40,730.00
Didier Pineau-Valencienne, Director[3,4]	$41,480.00
Stephen K. West, Esq., Director[3,4]	$39,980.00
Samuel B. Witt, III, Esq., Director and Chairman of the Board[3]	$52,522.50

TOTAL REMUNERATION:	$296,882.17

1.	The Directors’ positions are stated as of December 31, 2006. In March 2007, Mr. Pineau-Valencienne became Chairman of the Governance/Nominating Committee.

2.	The Fund is not part of a fund complex or group, and, accordingly, the Directors do not serve on the board of any other registered investment company in a complex or group with the Directors. The Fund pays all of the Independent Directors’ remuneration. Retirement and/or pension benefits are not offered as part of the compensation for Directors.

3.	Member of the Governance/Nominating Committee.

4.	Member of the Audit Committee.
     Sullivan & Cromwell LLP, who have served as counsel to the Independent Directors since 1987, received approximately $59,000 for legal services rendered and disbursements incurred during 2006. Mr. West serves as Senior Counsel to such Firm. No Executive Officer of the Fund received aggregate compensation from the Fund for

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the most recently completed fiscal year in excess of $120,000. Accordingly, no other persons have been included in the compensation table set forth above.
Principal Stockholders
     As of May 4, 2007, no stockholder, to the knowledge of the Fund, other than Wachovia Corporation, One Wachovia Center, Charlotte, North Carolina 28288, and Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112, beneficially owned more than five percent of the Fund’s outstanding shares of Common Stock. Wachovia Corporation, on behalf of its advisory clients, filed on February 6, 2007, a beneficial ownership report on Schedule 13G with the Commission stating that as of December 31, 2006 it beneficially owned 2,130,009 shares of Common Stock, and Lazard Asset Management LLC, on behalf of its advisory clients, filed on February 8, 2007, a beneficial ownership report on Schedule 13G/A with the Commission stating that as of December 31, 2006, it beneficially owned 1,366,890 shares of Common Stock. Based on the share amounts shown in these filings, these holdings represented approximately 8.73% and 5.60% of the Fund’s outstanding shares, respectively, as of May 4, 2007.
INVESTMENT ADVISORY AND OTHER SERVICES
Investment Adviser and Investment Advisory Agreement
     Investment Adviser. Hottinger Capital Corp., with its principal offices located at 1270 Avenue of the Americas, Suite 400, New York, New York 10020, has served as the Fund’s investment adviser since the Fund’s inception. Pursuant to an investment advisory agreement between the Fund and HCC (the “Advisory Agreement”), HCC is responsible for selecting portfolio securities and for providing a continuous investment program for the Fund, including providing investment research and management and purchasing, retaining and selling securities for the Fund and placing orders for the execution of the Fund’s portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, the supervision and control of the Board of Directors, and the investment objective, policies and restrictions of the Fund.
     HCC is principally owned by Hottinger et Cie (Zurich) and Hottinger U.S. Inc. (“HUS”), each of which belongs to the Hottinger Group and is controlled by members of the Hottinger family. The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe’s oldest private banking firms. Hottinger et Cie, whose principal office is located at Dreikonigstrasse 55, 8027, Zurich, Switzerland, provides to its customers a full range of investment services, including international portfolio management and corporate finance. HUS is a New York corporation indirectly controlled by the Hottinger Group, which provides discretionary investment advisory services. HUS also is a registered investment adviser under the Investment Advisers Act of 1940. As of December 31, 2006, HCC’s assets under management consistent solely of the Fund’s assets, which were approximately $503 million.
     Advisory Agreement. The Fund pays HCC an annual advisory fee under the Advisory Agreement of 1.0% of the Fund’s average monthly net assets up to $60 million, 0.90% of such assets between $60 million and $100 million, 0.80% of such assets between $100 million and $200 million, 0.70% of such assets between $200 million and $300 million, 0.65% of such assets between $300 million and $400 million, 0.60% of such assets between $400 million and $500 million, 0.55% of such assets between $500 million and $600 million, and 0.50% of such assets in excess of $600 million, computed by the Fund’s administrator on the basis of net assets at the end of each month. Based on the average net assets for the year ending December 31, 2006, the blended advisory fee for that period was 0.75%.
     The Advisory Agreement has an initial term of two years and then is subject to annual approval by (i) the Fund’s Board of Directors or (ii) a vote of a majority of the outstanding voting securities of the Fund, as required by the 1940 Act, provided that in either event the continuance also is approved by a majority of the Independent Directors of the Fund, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days’ notice, by the Fund’s Board of Directors or by vote of the holders of a majority of the shares of the Fund, or, upon not less than 60 days’ notice, by the Adviser.

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     HCC is not liable for any error of judgment or for any loss suffered by the Fund in connection with matters relating to the Advisory Agreement. HCC, however, is liable for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from reckless disregard of, its obligations and duties under the Advisory Agreement. HCC is also liable for any loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services, in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act.
     HCC bears all expenses of its employees and overhead incurred by it in connection with its duties under the Advisory Agreement. HCC also pays the salaries and fees of the Fund’s Directors and officers who are “interested persons” (as defined in the 1940 Act) other than the salaries and fees of the employees or agents of the Fund’s administrator or legal counsel.
     For the fiscal years ended December 31, 2004, 2005 and 2006, the Fund paid HCC total aggregate advisory fees of $2,968,162, $3,214,790 and $3,638,546, respectively.
Portfolio Managers
     Portfolio Managers. Messrs. Philippe Comby and Rudolf Millisits are primarily responsible for the management of the Fund. Mr. Comby has been the Fund’s portfolio manager since 1999, when he joined the Adviser. Mr. Comby is a Vice President of the Fund and a Director and Senior Vice President of the Adviser. He also is a Director and the President of HUS and the Chief Investment Officer and Senior Vice President of Hottinger Brothers LLC, each of which is a registered investment adviser affiliated with the Adviser. Mr. Comby has been affiliated with the Hottinger Group since 1994, providing portfolio management and client advisory services. He is a member of the New York Society of Security Analysts, a member of Global Association of Risk Professionals and a Chartered Financial Analyst.
     Mr. Millisits has been the Fund’s portfolio manager since 1994, when he joined the Adviser. Mr. Millisits is the Senior Vice President and Chief Financial Officer of the Fund and a Director, the Chief Operating Officer, Executive Vice President and Chief Compliance Officer of the Adviser. He also is the Chairman and Chief Executive Officer of HUS and the President and Chief Financial Officer of Hottinger Brothers, LLC. Mr. Millisits has been affiliated with the Hottinger Group since 1993, providing portfolio management and private banking services. Prior to joining the Hottinger Group, Mr. Millisits was a portfolio manager for private clients for Credit Suisse in New York and Geneva.
     Portfolio Management. In addition to managing the Fund, the Fund’s portfolio managers manage accounts for a diverse client base, including private clients and institutions, for Hottinger Brothers, LLC and HUS, which are affiliated investment advisers of HCC.
     Material Conflicts Related to Management of Similar Accounts. The potential for conflicts of interest exist when HCC or its affiliates and the portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to the Fund’s strategy (collectively, “Similar Accounts”). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.
     Potential conflicts of interest may arise because of a portfolio manager’s management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the portfolio manager may be perceived as causing accounts he manages to participate in an offering to increase his overall allocation of securities in that offering, or to increase his ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the portfolio manager may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, the Fund’s portfolio managers may be perceived to have a conflict of interest because of the number of Similar Accounts, in addition to the Fund, that they are

13

managing. In addition, HCC could be viewed as having a conflict of interest to the extent that HCC or its affiliates and/or the portfolio managers have a materially larger investment in a Similar Account than their investment in the Fund.
     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.
     Other Accounts Managed by the Portfolio Managers. The chart below includes information regarding the Fund’s portfolio managers, as of December 31, 2006. Specifically, it shows the number of other portfolios and assets, including the Fund, managed by the Fund’s portfolio managers. Neither portfolio manager manages any accounts with respect to which the advisory fee is based on this performance of the account.

	Registered	Other Pooled
	Investment	Investment
Portfolio Manager	Companies ($)	Vehicles ($)	Other Accounts ($)

Philippe Comby	1 (502.8 million)	0	24 (61.2 million)
Rudolf Millisits	1 (502.8 million)	0	24 (61.2 million)
     Compensation for the Portfolio Managers. The portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to one of the Fund’s investment strategies.
     For the Fund’s fiscal year ended December 31, 2006, the portfolio managers were compensated by a competitive salary and bonus structure, which was determined both quantitatively and qualitatively. Salary and bonus are paid in cash. The portfolio managers are compensated on the performance of the aggregate group of portfolios they manage rather than for a specific fund or account. Various factors are considered in the determination of the portfolio managers’ compensation. All of the portfolios managed by the portfolio managers are comprehensively evaluated to determine each portfolio manager’s positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce the Adviser’s investment philosophy.
     Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership and commitment; (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas; and (v) the performance results of the portfolios managed by the portfolio managers.
     Variable bonus is based on a portfolio manager’s quantitative performance as measured by his ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the portfolio manager, by comparison to predetermined benchmarks (for the Fund, the Swiss Market Index and the Swiss Performance Index) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable), as well as performance relative to peers. The portfolio managers’ bonuses also can be influenced by subjective measurement of the managers’ ability to help others make investment decisions.
     Ownership of Securities of the Fund. As of December 31, 2006, Mr. Comby and Mr. Millisits owned between $50,001-$100,000 and over $100,000 of shares of the Fund’s Common Stock, respectively.
Administrator and Administration Agreement
     Pursuant to an Administration Agreement between the Fund and Citigroup Fund Services, LLC (the “Administration Agreement”), Citigroup Fund Services performs certain administrative and accounting functions for the Fund, including (i) monitoring relationships with organizations providing services to the Fund, including the custodian and transfer agent; (ii) supervising compliance by the Fund with record-keeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund; (iii) supervising the pricing of the

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Fund’s investment portfolio and the publication of the net asset value of the Fund’s shares, earnings reports and other financial data; (iv) attending Board meetings to report on general administrative activities and developments; (v) attending and assisting at annual meetings of the Fund’s stockholders and participating in the preparation of proxy statements; (vi) supervising preparation of the periodic updating of the Fund’s registration statement, including prospectus and SAI, for the purpose of filings with the Securities and Exchange Commission and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (vii) supervising preparation of periodic reports to the Fund’s stockholders and filing of these reports with the Securities and Exchange Commission, Forms N-CSR, N-Q, N-SAR and N-PX filed with the Securities and Exchange Commission, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual stockholders; (viii) authorizing expenditures and approving bills for payment on behalf of the Fund; (ix) preparing and filing of tax reports other than the Fund’s income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities.
     Pursuant to the Administration Agreement, the Fund pays Citigroup Fund Services a fee of 0.08% on the first $250 million of the Fund’s daily net assets; 0.05% on the next $250 million of the Fund’s daily net assets; and 0.03% on net assets in excess of $500 million of the Fund’s daily net assets. The Fund also pays $2,500/calendar quarter plus reasonable out-of-pocket expenses incurred by Citigroup Fund Services to duplicate and distribute the materials for each Board meeting including but not limited to printing and postage costs. For the fiscal years ended December 31, 2004, 2005 and 2006, aggregate fees incurred under the Administration Agreement were $284,103, $333,870 and $326,384, respectively.
     The Adviser remains responsible for monitoring and overseeing the performance by Citibank, N.A. and American Stock Transfer & Trust Company, as custodian and transfer agent, disbursing agent and registrar, respectively, of their obligations to the Fund under their respective agreements with the Fund, subject to the overall authority of the Fund’s Board of Directors.
Custodian and Transfer and Dividend Disbursing Agent
     Citibank, N.A., which has its principal business office at 399 Park Avenue, New York, New York 10022, has been retained to act as custodian of the Fund’s investments. American Stock Transfer & Trust Company, which has its principal business office at 59 Maiden Lane Plaza Level New York, NY 10038, has been retained as the Fund’s transfer agent, dividend disbursing agent and registrar. Neither Citibank, N.A. nor American Stock Transfer & Trust Company has any part in deciding the Fund’s investment policies or which securities are to be purchased or sold for the Fund’s portfolio.
Code of Ethics
     The Fund and the Adviser have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act (the “Codes”). The Codes apply to the personal investing activities of various individuals including directors and officers of the Fund and designated officers, directors and employees of the Adviser. The provisions of the Codes place restrictions on individuals who are involved in managing the Fund’s portfolio, who help execute the portfolio manager’s decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund. Portfolio managers and other individuals with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days before and after the date on which the Fund effects a trade in the same or a similar security. They are also prohibited from engaging in short term trading of Swiss equity or equity linked securities. Each Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Codes of Ethics also are available on the SEC’s web site at http://www.sec.gov and may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

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Proxy Voting
     The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser, to vote the Fund’s proxies in accordance with Adviser’s proxy voting guidelines and procedures. HCC has adopted proxy voting guidelines (the “Voting Guidelines”) that provide as follows:
•	HCC votes proxies in respect of a client’s securities in the client’s best economic interests and without regard to the interests of HCC or any other client of HCC.

•	Unless HCC’s Proxy Voting Committee (the “Committee”) otherwise determines (and documents the basis for its decision) or as otherwise provided below, HCC votes proxies in a manner consistent with the Voting Guidelines.

•	To avoid material conflicts of interest, HCC applies the Voting Guidelines in an objective and consistent manner across client accounts. Where a material conflict of interest has been identified and the matter is covered by the Voting Guidelines, the Committee votes in accordance with the Voting Guidelines. Where a conflict of interest has been identified and the matter is not covered by the Voting Guidelines, HCC will disclose the conflict and the Committee’s determination of the manner in which to vote to the Fund’s Audit Committee.

•	HCC also may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the client’s overall best interests not to vote.
     HCC’s Voting Guidelines address how it will vote proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, HCC generally will:
•	support management in most elections for directors, unless the board gives evidence of acting contrary to the best economic interests of shareholders;

•	support option plans, if it believes that they provide for their administration by disinterested parties and provide incentive to directors, managers and other employees by aligning their economic interests with those of the shareholders while limiting the transfer of wealth out of the company; and

•	oppose anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
PORTFOLIO TRANSACTIONS AND BROKERAGE
     Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Adviser. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.
     In selecting a broker to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Directors may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research services to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms

16

of either that particular transaction or the Adviser’s ongoing responsibilities with respect to the Fund. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and their respective affiliates, and not all of the information will be used in connection with the Fund. This information may be useful in varying degrees and may tend to reduce the Adviser’s expenses. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business, but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interests of the Fund and its stockholders.
     To the extent consistent with applicable provisions of the 1940 Act and the rules adopted by the SEC thereunder, the Board has determined that securities transactions for the Fund may be executed through persons affiliated with the Fund, including Hottinger & Cie, if, in the judgment of the Adviser, the use of such affiliate is likely to result in price and execution at least as favorable as those of other qualified brokers or dealers, and if, in the transaction, the affiliate charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Fund is not permitted to engage in principal transactions with Hottinger & Cie or other affiliates of the Adviser. During the fiscal years ended December 31, 2004, 2005 and 2006, the Fund incurred aggregate brokerage commissions of $591,461, $673,581 and $669,649, respectively. Of those amounts, $47,325, $64,225 and $38,108, respectively, was paid to Hottinger & Cie. In 2006, the Fund’s payment of $38,108 to Hottinger & Cie accounted for 5.69% of the Fund’s aggregate brokerage commissions of $669,649. In 2006, Hottinger & Cie effected 10.34% of the Fund’s total brokerage transactions, which totaled $40,815,213.
     During the fiscal year ended December 31, 2006, $101,478 in brokerage commissions was placed with brokers or dealers who provide research and investment information on transactions in the aggregate amount of approximately $48,567,328. The Fund’s portfolio turnover rate for the fiscal years ended December 31, 2005 and 2006 was 37% and 34%, respectively.
     For the fiscal year ended December 31, 2006, the Fund held the following amounts of securities of its regular broker-dealers, or their parent companies, as defined in Rule 10b-1 under the 1940 Act: UBS AG, $52,775,866; and Julius Baer Holding AG, $18,645,302.
DETERMINATION OF NET ASSET VALUE
     The Fund determines the net asset value of its shares daily by 6:15 p.m. Eastern time. Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
     The electronic trading platform of the SWX Swiss Exchange enables the fully automated execution, clearing and settlement of all Exchange transactions. Depending on the type of transaction, the trade executions are disseminated to financial information providers (such as Reuters, Telekurs, Bloomberg etc.). In the fully automated Exchange System of SWX, buy and sell orders are matched against each other in accordance with clearly defined rules. Regardless of their origin or size, orders are prioritized for execution first on the basis of price and secondly on the basis of time of receipt (price-time priority). Each execution triggers an automated clearing and settlement process that includes the national securities depository SIS SegaInterSettle AG and the Swiss National Bank (SNB). If buy and sell orders are not available, then such securities are valued at fair value as determined in good faith in accordance with procedures as adopted by the Board.
     Net asset value expressed in Swiss francs is translated into U.S. dollars at the noon buying rate of the U.S. dollar against the Swiss franc quoted by the Federal Reserve Bank of New York or, if no such rate is quoted at such time, at such other appropriate rate as may be determined by the Board of Directors.
     Trading on Swiss exchanges and in the over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). Calculation of the Fund’s net asset value may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. If events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, such securities will be valued at their fair values as determined in good faith by or under the supervision

17

of the Board. The effect of using fair value pricing is that the net asset value of the Common Stock will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.
     Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board. Under these procedures, in the event that the Adviser determines that a significant event has occurred after the close of a market on which a foreign security is traded but before the close of regular trading on the New York Stock Exchange, such that current market quotations for a security or securities are not readily available, the Investment Committee of the Adviser will evaluate a variety of factors to determine the fair value of the affected securities. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events.
REPURCHASE OF COMMON STOCK
     General. The Fund is a closed-end investment company and as such its stockholders will not have the right to cause the Fund to redeem their shares. Instead the Fund’s shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Directors may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of shares, which may include the repurchase of such shares in the open market, private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Board of Directors may not decide to take any of these actions. During the pendency of a tender offer, the Fund will publish how stockholders may readily ascertain the net asset value. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.
     Subject to its investment limitations, the Fund may use the accumulation of cash to finance repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Directors would have to comply with the 1934 Act and the 1940 Act and the rules and regulations under each of those Acts.
     The acquisition of Common Stock by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund’s expense ratio and may adversely affect the ability of the Fund to achieve its investment objective. To the extent the Fund may need to liquidate investments to fund repurchase of Common Stock, this may result in portfolio turnover which will result in additional expenses being borne by the Fund. The acquisition of Common Stock by the Fund, however, at prices below net asset value will result in an increase in the net asset value per share of those shares that remain outstanding. There can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares of Common Stock trading at a price equal to their net asset value. Nevertheless, the fact that the shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.
     Any share repurchases or tender offers will be made in accordance with the requirements of the Exchange Act and the 1940 Act.
     Stock Repurchase Program. In June 2003, the Fund settled litigation involving its prior practice of declaring dividends payable in Common Stock at a time when the Fund’s Common Stock was trading at a discount to net asset value, which diluted the interests of stockholders. As a result, through December 31, 2012, the Fund may not declare dividends payable in shares of Common Stock until any existing dilution resulting from this practice has been eliminated through open market purchase of the Fund’s Common Stock at times when the Fund’s

18

net asset value exceeds its market price. See “Risk Factors—Additional Risk Considerations—Dividend Distribution Risk” in the Prospectus.
     As a result of the settlement, among other reasons, the Board of Directors has annually approved a stock repurchase program, which permits, among other things, the Adviser to repurchase shares of the Fund’s Common Stock to eliminate any cumulative dilution. The principal purpose of the Fund’s Common Stock repurchase program is to enhance stockholder value by increasing the Fund’s net asset value per share without creating a meaningful adverse effect upon the Fund’s expense ratio. For the fiscal year ended December 31, 2006, the Board had authorized the Adviser to repurchase up to 1 million shares and the Adviser repurchased 430,800 shares. For the fiscal year ending December 31, 2007, the Board has authorized the Adviser to repurchase up to 500,000 shares of the Fund’s Common Stock, but no shares have been repurchased to date.
U.S. FEDERAL TAXATION
     Set forth below is a discussion of certain U.S. Federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of Federal income taxation that may be relevant to stockholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the Federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.
Taxation of the Fund
     The Fund has elected to be treated and intends to continue to qualify annually to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies and (ii) net income from an interest in a “qualified publicly traded partnership” as defined in the Code; (b) diversify its holdings so that, at end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and that are determined to be engaged in the same, similar or related trades or businesses or of one or more “qualified publicly traded partnerships” as defined in the Code; and (c) distribute at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net tax-exempt interest each taxable year. For purposes of the diversification requirements described above, the outstanding voting securities of any issuer include the equity securities of a “qualified publicly traded partnership.”
     As a regulated investment company, the Fund generally will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to stockholders. The Fund intends to distribute to its stockholders, at least annually, all or substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement (described above) are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year), and (3) any ordinary income and capital gains from previous years that were not distributed during those years and on which the Fund paid no U.S. Federal income tax. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October,

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November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.
     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its stockholders) and all distributions out of earnings and profits (including distributions of net capital gain) would be taxed to stockholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual stockholders and (ii) for the dividends received deduction (“DRD”) in the case of corporate stockholders.
Distributions
     Dividends paid out of the Fund’s current and accumulated earnings and profits will, except in the case of qualified dividend income and capital gain dividends described below, be taxable to a U.S. stockholder as ordinary income to the extent of the Fund’s earnings and profits. It is not anticipated that any portion of the dividends paid by the Fund to corporate stockholders will be eligible for the DRD. In addition, for taxable years beginning on or before December 31, 2010, distributions of investment company taxable income designated by the Fund as derived from qualified dividend income (i.e. generally dividends paid by certain U.S. corporations and “qualified foreign corporations”) will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the stockholder. However, even if income received is in the form of a distribution of qualified dividend income and is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other U.S. Federal income tax purposes. Specifically, a dividend paid by the Fund to a stockholder will not be treated as qualified dividend income of the stockholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. A foreign corporation is a “qualified foreign corporation” if it is (1) incorporated in a possession of the United States or is eligible for benefits of a comprehensive income tax treaty with the United States that the United States Treasury Department determines is satisfactory for this purpose and that includes an exchange of information program or (2) any other foreign corporation with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A “qualified foreign corporation” does not include any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Because of the fact-specific nature of the inquiry, the Fund cannot predict at this time what portion of dividends it will receive from foreign corporations will be eligible for the reduced rates of taxation applicable to qualified dividend income.
     Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a stockholder as long-term capital gains, regardless of how long the stockholder has held Fund shares. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2010.
     A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a stockholder as a return of capital which is applied against and reduces the stockholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the stockholder’s basis in his or her shares, the excess will be treated by the stockholder as gain from a sale or exchange of the shares.
     Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of the Fund.
     The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital

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gains in a notice to its stockholders who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each stockholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his or her shares by an amount equal to the deemed distribution less the tax credit.
     Stockholders will be notified annually as to the U.S. Federal tax status of distributions.
Sale or Exchange of Fund Shares
     Upon the sale or other disposition of shares of the Fund which a stockholder holds as a capital asset, such stockholder may realize a capital gain or loss which will be long-term or short-term, depending upon the stockholder’s holding period for the shares. Generally, a stockholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% brackets) for taxable years beginning on or before December 31, 2010. Generally, a stockholder’s gain or loss will be a short-term gain or loss if the shares have been held for one year or less. Short-term capital gain for individuals is currently taxed at a maximum U.S. Federal income tax rate of 35%.
     Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on a disposition of Fund shares held by the stockholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the stockholder (or amounts designated as undistributed capital gains) with respect to such shares. The ability to deduct capital losses may be subject to other limitations under the Code.
Nature of Fund’s Investments
     The Fund may engage in certain investment practices that are subject to special and complex U.S. Federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income test described above. The Fund will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.
Investment in Non-U.S. Securities
     Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries, which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. In certain circumstances, a regulated investment company may elect to “pass through” to the its stockholders the amount of foreign taxes it has paid. If a regulated investment company so elects, each stockholder would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid by such regulated investment company, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against U.S. Federal income tax (but not both).

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Passive Foreign Investment Company
     If the Fund purchases shares in a “passive foreign investment company” (a “PFIC”), the Fund may be subject to U.S. Federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its stockholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund. However, the Fund will be unable to make a QEF election unless certain information is received from the PFIC, and there can be no assurance the PFIC will provide such information. Alternatively, the Fund can, in certain cases, elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the nondeductible 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.
Foreign Currency Transactions
     Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
Investments in Securities of Uncertain Tax Character
     The Fund may invest in securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service (the “IRS”). To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.
Backup Withholding
     The Fund may be required to withhold U.S. Federal income tax on all taxable distributions and redemption proceeds payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate stockholders and certain other stockholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. Federal income tax liability, if any, provided that the required information is furnished to the IRS.
Foreign Stockholders
     U.S. taxation of a stockholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate or a foreign corporation (a “foreign stockholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the stockholder.
     Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign stockholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the

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stockholder), which tax is generally withheld from such distributions. However, for taxable years beginning before January 1, 2008, U.S. source withholding taxes are no longer imposed on dividends paid by regulated investment companies to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements.
     Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign stockholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens and residents, rather than the 30% U.S. withholding tax. In the case of a foreign stockholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax on distributions of net capital gain unless the foreign stockholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See “Taxation—Backup Withholding” above.
     Any gain that a foreign stockholder realizes upon the sale or exchange of such stockholder’s shares of the Fund will ordinarily be exempt from U.S. tax unless in the case of a stockholder that is a nonresident alien individual, the gain is U.S. source income and such stockholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.
     Based on the anticipated investment activities of the Fund, it is not expected that the Fund will be treated as a “United States real property holding corporation” for U.S. Federal income tax purposes. If, contrary to expectations, the Fund were to be so treated, then notwithstanding anything to the contrary stated herein, certain Fund distributions to, and certain gains from sales or other dispositions of Fund shares by, a foreign shareholder that holds more than 5% of the stock of the Fund could be subject to U.S. Federal income and withholding taxes under special rules governing dispositions of U.S. real property interests by foreign persons. In such event, the foreign stockholder would be required to file a U.S. Federal income tax return.
     Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign stockholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate stockholders may also be subject to the branch profits tax imposed by the Code.
     The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. If a partnership or an entity treated as a partnership for U.S. Federal income tax purposes holds shares of the Fund’s Common Stock, the U.S. Federal income tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Foreign stockholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.
Swiss Taxation
     The Fund will be subject to Swiss withholding taxes on dividends and certain interest received from Swiss corporations at net rates of 15% and 0%, respectively. If the Fund qualifies as a regulated investment company, if certain distribution requirements are satisfied and if more than 50% of the value of the Fund’s assets at the close of any taxable year consists of stocks or securities of foreign companies, all of which is expected to be the case, the Fund may elect, for U.S. Federal income tax purposes, to treat such Swiss or other foreign withholding taxes as paid by its stockholders. The Fund has made this election in the past and intends to continue to make this election in any year in which it qualifies to do so. As a consequence, each stockholder will be required to include in income an

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amount equal to its allocable share of such Swiss or other foreign withholdings taxes paid by the Fund and, subject to certain limitations, to credit such amount against its U.S. Federal income tax liability, if any, or to deduct its share from its U.S. taxable income, if any. In general, a stockholder may elect each year whether to claim a deduction or a credit for such foreign taxes paid. No deductions, however, for foreign taxes may be claimed by certain foreign stockholders and by non-corporate stockholders who do not itemize deduction.
     The amount of Swiss or other foreign withholding tax that may be credited against a stockholder’s U.S. Federal income tax liability will generally be limited to an amount equal to the stockholder’s U.S. Federal income tax rate multiplied by the stockholder’s foreign source taxable income. For this purpose, the Fund expects that the capital gains, if any, it distributes, whether as dividends or capital gains distributions, will not be treated as foreign source taxable income. In addition, this limitation must be applied separately to certain categories of foreign source income, one of which is foreign source “passive income.” For this purpose, foreign source “passive income” included dividends, certain interest, capital gains and certain foreign currency gains. As a consequence, certain stockholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of Swiss or other foreign taxes paid by the Fund, although taxes which cannot be claimed in the year they are paid as a result of this limitation may be carried back or carried forward. Stockholders that are exempt from U.S. Federal income tax under the Code, such as pension plans, generally will derive no benefit from the Fund’s election described above. However, such stockholders should not be disadvantaged because the amount of additional income they are deemed to receive equal to the allocable share of such Swiss or other foreign tax paid by the Fund generally will not be subject to U.S. Federal income tax. Each stockholder will be notified within 60 days after the close of the Fund’s taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund to Switzerland or other foreign countries will be treated as paid by its stockholders for the year and, if so, such notification will designate (i) such stockholder’s portion of the foreign taxes paid and (ii) the portion of the Fund’s dividends and distributions that represents income derived from foreign sources.
Other Taxation
     Fund stockholders may be subject to state, local and foreign taxes on their Fund distributions. Stockholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.
COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     Stroock & Stroock & Lavan LLP serves as counsel to the Fund, and is located at 180 Maiden Lane, New York, New York 10038. Deloitte & Touche, LLP (“Deloitte”) has been appointed as independent registered public accounting firm for the Fund. The address of Deloitte is 1700 Market Street, 25th Floor, Philadelphia, Pennsylvania 19103.
FINANCIAL STATEMENTS
     The Fund’s financial statements at December 31, 2006, incorporated by reference in the prospectus and in this SAI have been so incorporated in reliance on the report of Deloitte, independent registered public accounting firm, given upon the authority of said firm as experts in auditing and accounting. A copy of the Fund’s 2006 Annual Report, and any subsequent reports to stockholders, is available at the SEC’s website at www.sec.gov. Copies also may be obtained free of charge upon written or oral request from the Fund’s Information Agent, Georgeson Inc., at 17 State Street, 10th Floor, New York, New York 10004 or 1-800-561-3947.

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